UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21339

Morgan Stanley Institutional Liquidity Funds

(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York	10036
(Address of principal executive offices)	(Zip code)

John H. Gernon

522 Fifth Avenue, New York, New York 10036

(Name and address of agent for service)

Registrant's telephone number, including area code: 212-296-0289

Date of fiscal year end: October 31,

Date of reporting period: October 31, 2020

Item 1 - Report to Shareholders

INVESTMENT MANAGEMENT

Morgan Stanley

Institutional
Liquidity Funds

ESG Money Market Portfolio

Prime Portfolio

Government Portfolio

Government Securities Portfolio

Treasury Portfolio

Treasury Securities Portfolio

Tax-Exempt Portfolio

Annual Report

October 31, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission ("SEC"), paper copies of the Fund's Annual and Semi-Annual Reports to Shareholders ("Shareholder Reports") will no longer be sent by mail, unless you specifically request paper copies of the Shareholder Reports from the Fund or from your financial intermediary, such as a broker-dealer or a bank. Instead, the Shareholder Reports will be made available on the Fund's website, https://www.morganstanley.com/im/liquidityshareholderreports and you will be notified by mail each time a Shareholder Report is posted and provided with a website link to access the Shareholder Report. If you already elected to receive Shareholder Reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive Shareholder Reports and other communications from the Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, please follow the instructions on the envelope.

Beginning on January 1, 2019, you may elect to receive all future Shareholder Reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your Shareholder Reports. If you invest directly with the Fund, please follow the instructions on the envelope to let the Fund know you wish to continue receiving paper copies of your Shareholder Reports. Your election to receive Shareholder Reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a fund.

2020 Annual Report

October 31, 2020

Table of Contents

Shareholders' Letter	2
Performance Summary	3
Expense Examples	4
Investment Overview & Portfolio of Investments:
ESG Money Market Portfolio	6
Prime Portfolio	14
Government Portfolio	22
Government Securities Portfolio	31
Treasury Portfolio	35
Treasury Securities Portfolio	41
Tax-Exempt Portfolio	45
Statements of Assets and Liabilities	49
Statements of Operations	53
Statements of Changes in Net Assets	55
Financial Highlights	64
Notes to Financial Statements	79
Report of Independent Registered Public Accounting Firm	86
Investment Advisory Agreement Approval	87
Federal Income Tax	90
Privacy Notice	91
Trustee and Officer Information	93

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Liquidity Funds (the "Trust"). To receive a prospectus and/or Statement of Additional Information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (888) 378-1630. Please read the prospectus carefully before you invest or send money.

Additionally, you can access information about the Trust including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/liquidityshareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a fund will achieve its investment objective. The Trust is subject to market risk, which is the possibility that market values of securities owned by the Trust will decline and, therefore, the value of the Trust's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Trust. Please see the prospectus for more complete information on investment risks.

2020 Annual Report

October 31, 2020

Shareholders' Letter (unaudited)

Dear Shareholders:

We are pleased to present the Morgan Stanley Institutional Liquidity Funds (the "Trust") Annual Report for the period ended October 31, 2020. The Trust currently offers seven funds (ESG Money Market, Prime, Government, Government Securities, Treasury, Treasury Securities and Tax-Exempt), which together are designed to provide flexible cash management options. The Trust's funds provide investors with a means to help them meet specific cash investment needs, whether they need a rated fund, capital preservation, or tax-efficient returns.

Sincerely,

John H. Gernon
President and Principal Executive Officer

November 2020

2020 Annual Report

October 31, 2020

Performance Summary (unaudited)

The seven-day current and seven-day effective yields (effective yield assumes an annualization of the current yield with all dividends reinvested) as of October 31, 2020 were as follows:

	Subsidized Yields
	Institutional Class		Institutional Select Class		Investor Class		Administrative Class		Advisory Class		Participant Class		Cash Management Class		Select Class
	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield
Fund:
ESG Money Market	0.11%	0.11%	0.06%	0.06%	N/A	N/A	N/A	N/A	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	—	—
Prime	0.11%	0.11%	0.06%	0.06%	N/A	N/A	N/A	N/A	0.01%	0.01%	N/A	N/A	0.01%	0.01%	—	—
Government	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%
Government Securities	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	—	—
Treasury	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Treasury Securities	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Tax-Exempt	0.01%	0.01%	0.01%	0.01%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.01%	0.01%	—	—
	Non-Subsidized Yields
	Institutional Class		Institutional Select Class		Investor Class		Administrative Class		Advisory Class		Participant Class		Cash Management Class		Select Class
	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield
Fund:
ESG Money Market	0.01%	0.01%	–0.04%	–0.04%	N/A	N/A	N/A	N/A	–0.24%	–0.24%	–0.49%	–0.49%	–0.14%	–0.14%	—	—
Prime	0.03%	0.03%	–0.02%	–0.02%	N/A	N/A	N/A	N/A	–0.22%	–0.22%	N/A	N/A	–0.12%	–0.12%	—	—
Government	–0.06%	–0.06%	–0.11%	–0.11%	–0.16%	–0.16%	–0.21%	–0.21%	–0.31%	–0.31%	–0.56%	–0.55%	–0.21%	–0.21%	–0.85%	–0.85%
Government Securities	–0.10%	–0.10%	–0.14%	–0.14%	–0.19%	–0.19%	–0.24%	–0.24%	–0.34%	–0.34%	–0.59%	–0.59%	–0.24%	–0.24%	—	—
Treasury	–0.05%	–0.05%	–0.10%	–0.10%	–0.15%	–0.15%	–0.20%	–0.20%	–0.30%	–0.30%	–0.55%	–0.55%	–0.20%	–0.20%	–0.85%	–0.85%
Treasury Securities	–0.08%	–0.08%	–0.13%	–0.13%	–0.18%	–0.18%	–0.23%	–0.23%	–0.33%	–0.33%	–0.58%	–0.58%	–0.23%	–0.23%	–0.87%	–0.87%
Tax-Exempt	–0.15%	–0.15%	–0.19%	–0.19%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	–0.30%	–0.30%	—	—

The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown.

Government, Government Securities, Treasury and Treasury Securities are STABLE NAV FUNDS. You could lose money by investing in these Funds. Although the Funds seek to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in these Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Morgan Stanley and its affiliates (the "sponsor") has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time. ESG Money Market, Prime and Tax-Exempt are FLOATING NAV FUNDS. You could lose money by investing in these Funds. Because the share price of these Funds will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Funds may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Funds' liquidity falls below required minimums because of market conditions or other factors. An investment in these Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Funds' sponsor has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time. Please read the Trust's prospectuses carefully before you invest or send money.

The Tax-Exempt Portfolio may invest a portion of its total assets in bonds that may subject certain investors to the federal Alternative Minimum Tax (AMT). Investors should consult their tax adviser for further information on tax implications.

Yield quotation more closely reflects the current earnings of the Funds than the total return. As with all money market funds, yields will fluctuate as market conditions change and the seven-day yields are not necessarily indicative of future performance.

2020 Annual Report

October 31, 2020

Expense Examples (unaudited)

As a shareholder of a Fund, you incur ongoing costs, which might include advisory fees, administration plan fees, service and shareholder administration plan fees, distribution plan fees, shareholder services fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2020 and held for the entire six-month period.

Actual Expenses

The table on the following page provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table on the following page provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the information for each class in the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds that have transactional costs, such as sales charges (loads) or exchange fees.

2020 Annual Report

October 31, 2020

Expense Examples (unaudited) (cont'd)

	Beginning Account Value 5/1/20	Actual Ending Account Value 10/31/20	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
ESG Money Market Portfolio Institutional Class	$1,000.00	$1,002.12	$1,024.67	$0.61	$0.61	0.12%
ESG Money Market Portfolio Institutional Select Class	1,000.00	1,001.87	1,024.41	0.86	0.87	0.17
ESG Money Market Portfolio Advisory Class	1,000.00	1,001.14	1,023.71	1.57	1.59	0.31
ESG Money Market Portfolio Participant Class	1,000.00	1,000.76	1,023.30	1.97	1.99	0.39
ESG Money Market Portfolio Cash Management Class	1,000.00	1,001.40	1,023.96	1.32	1.33	0.26
Prime Portfolio Institutional Class	1,000.00	1,002.17	1,024.67	0.61	0.61	0.12
Prime Portfolio Institutional Select Class	1,000.00	1,002.02	1,024.41	0.86	0.87	0.17
Prime Portfolio Advisory Class	1,000.00	1,001.15	1,023.66	1.62	1.64	0.32
Prime Portfolio Cash Management Class	1,000.00	1,001.56	1,023.96	1.32	1.33	0.26
Government Portfolio Institutional Class	1,000.00	1,000.23	1,024.41	0.86	0.87	0.17
Government Portfolio Institutional Select Class	1,000.00	1,000.12	1,024.31	0.96	0.97	0.19
Government Portfolio Investor Class	1,000.00	1,000.09	1,024.26	1.01	1.02	0.20
Government Portfolio Administrative Class	1,000.00	1,000.08	1,024.26	1.01	1.02	0.20
Government Portfolio Advisory Class	1,000.00	1,000.08	1,024.26	1.01	1.02	0.20
Government Portfolio Participant Class	1,000.00	1,000.08	1,024.26	1.01	1.02	0.20
Government Portfolio Cash Management Class	1,000.00	1,000.08	1,024.26	1.01	1.02	0.20
Government Portfolio Select Class	1,000.00	1,000.07	1,024.21	1.06	1.07	0.21
Government Securities Portfolio Institutional Class	1,000.00	1,000.20	1,024.46	0.81	0.82	0.16
Government Securities Portfolio Institutional Select Class	1,000.00	1,000.12	1,024.36	0.91	0.92	0.18
Government Securities Portfolio Investor Class	1,000.00	1,000.09	1,024.31	0.96	0.97	0.19
Government Securities Portfolio Administrative Class	1,000.00	1,000.06	1,024.31	0.96	0.97	0.19
Government Securities Portfolio Advisory Class	1,000.00	1,000.05	1,024.31	0.96	0.97	0.19
Government Securities Portfolio Participant Class	1,000.00	1,000.05	1,024.31	0.96	0.97	0.19
Government Securities Portfolio Cash Management Class	1,000.00	1,000.06	1,024.31	0.96	0.97	0.19
Treasury Portfolio Institutional Class	1,000.00	1,000.17	1,024.36	0.91	0.92	0.18
Treasury Portfolio Institutional Select Class	1,000.00	1,000.06	1,024.26	1.01	1.02	0.20
Treasury Portfolio Investor Class	1,000.00	1,000.05	1,024.31	0.96	0.97	0.19
Treasury Portfolio Administrative Class	1,000.00	1,000.05	1,024.26	1.01	1.02	0.20
Treasury Portfolio Advisory Class	1,000.00	1,000.05	1,024.26	1.01	1.02	0.20
Treasury Portfolio Participant Class	1,000.00	1,000.05	1,024.26	1.01	1.02	0.20
Treasury Portfolio Cash Management Class	1,000.00	1,000.05	1,024.26	1.01	1.02	0.20
Treasury Portfolio Select Class	1,000.00	1,000.04	1,024.21	1.06	1.07	0.21
Treasury Securities Portfolio Institutional Class	1,000.00	1,000.19	1,024.41	0.86	0.87	0.17
Treasury Securities Portfolio Institutional Select Class	1,000.00	1,000.10	1,024.31	0.96	0.97	0.19
Treasury Securities Portfolio Investor Class	1,000.00	1,000.05	1,024.26	1.01	1.02	0.20
Treasury Securities Portfolio Administrative Class	1,000.00	1,000.05	1,024.31	0.96	0.97	0.19
Treasury Securities Portfolio Advisory Class	1,000.00	1,000.05	1,024.26	1.01	1.02	0.20
Treasury Securities Portfolio Participant Class	1,000.00	1,000.05	1,024.31	0.96	0.97	0.19
Treasury Securities Portfolio Cash Management Class	1,000.00	1,000.05	1,024.26	1.01	1.02	0.20
Treasury Securities Portfolio Select Class	1,000.00	1,000.04	1,024.26	1.01	1.02	0.20
Tax-Exempt Portfolio Institutional Class	1,000.00	1,000.09	1,024.57	0.71	0.72	0.14
Tax-Exempt Portfolio Institutional Select Class	1,000.00	999.95	1,024.41	0.86	0.87	0.17
Tax-Exempt Portfolio Cash Management Class	1,000.00	999.95	1,024.31	0.96	0.97	0.19

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 185***/366 (to reflect the most recent one-half year period).

**  Annualized.

***  Adjusted to reflect non-business day accruals.

2020 Annual Report

October 31, 2020

Investment Overview (unaudited)

ESG Money Market Portfolio

The ESG Money Market Portfolio seeks preservation of capital daily liquidity and maximum current income. The Fund invests in liquid, high quality U.S. dollar-denominated money market instruments of U.S. and foreign financial and non-financial corporations. The Fund also invests in obligations of foreign governments and in obligations issued or guaranteed by the U.S. government and its agencies and instrumentalities. The Fund's "Adviser," Morgan Stanley Investment Management Inc., believes that environmental, social and governance ("ESG") factors have the ability to impact the fundamental credit risk of an entity. The Fund's investment process incorporates information about ESG issues via an integrated approach within the Adviser's fundamental investment analysis framework. The Adviser may engage with management of certain issuers regarding corporate governance practices as well as what the Adviser deems to be materially important environmental and/or social issues facing a company. Under normal circumstances, the Fund will invest 100% of its net assets (excluding cash) in securities whose issuer or guarantor, in the Adviser's opinion at the time of purchase, meets the Fund's ESG criteria. The Fund now operates as an "institutional money market fund," which is neither a "government money market fund" nor "retail money market fund" as such terms are defined or interpreted under Rule 2a-7 under the Investment Company Act of 1940, as amended. As such, the Fund is required to price and transact in its shares at a net asset value reflecting market-based values of its portfolio holdings (i.e., at a "floating" net asset value), rounded to the fourth decimal place. Like other "Floating NAV" money market funds of its type, the Fund is subject to the possible imposition of liquidity fees and/or redemption gates. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund's liquidity falls below required minimums because of market conditions or other factors.

Performance

For the fiscal year ended October 31, 2020, the Fund's Institutional Share Class had a total return of 0.92%. For the seven-day period ended October 31, 2020, the Fund's Institutional Share Class provided an annualized current yield of 0.11% (subsidized) and 0.01% (non-subsidized), while its 30-day moving average annualized yield was 0.12% (subsidized) and 0.02% (non-subsidized). Yield quotation more closely reflects the current earnings of the Fund than the total return. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. Past performance is no guarantee of future results.

Factors Affecting Performance

•  As widely expected, the Federal Reserve (Fed) cut interest rates for the third time in 2019 at its October Federal Open Market Committee (FOMC or Committee) meeting. In the prepared statement, the Committee dropped its pledge to "act as appropriate to sustain the expansion," while adding in promises to monitor incoming data as members "assess the appropriate path of the target for the federal funds rate." Changes to the statement suggested that policy makers were comfortable leaving interest rates on hold in the near term, while the market ended the month pricing in less than one additional rate cut over the next year. In addition, on October 11, 2019, the Fed announced that it would begin buying $60 billion of Treasury bills per month to improve its control over monetary policy, with a goal of expanding its balance sheet to $1.7 trillion by year-end 2019. While purely technical in nature, short-end Treasuries rallied on the back of the news, further flattening the yield curve. At the same time, the Fed also announced that it will "conduct term and overnight repurchase agreement operations at least through January of next year to ensure that the supply of reserves remains ample."

•  The Fed convened on December 10, 2019, for its last meeting of the calendar year. Chairman Powell and the FOMC voted to keep the federal funds rate unchanged at 1.50% to 1.75%. Chairman Powell signaled to the market that the Fed was comfortable with current policy and would take a "wait and see" approach going forward. The Federal Reserve press release stated that the current stance of monetary policy was appropriate to support economic expansion, strong labor markets and inflation near the FOMC's symmetric 2% objective. Overall, 2019 was eventful for the Fed and Chairman Powell. Entering 2019, investors expected rates to rise systematically during the year, but received quite the opposite policy action.

•  For the fourth quarter of 2019, gross domestic product (GDP) growth came in at 2.4% (annualized), slightly above market estimates.(i) Personal spending and business investment were weaker, but GDP growth was aided by the housing market. Non-farm payrolls averaged 197,000 during the fourth quarter with the unemployment rate remaining low at 3.5% in December 2019.(ii)

2020 Annual Report

October 31, 2020

Investment Overview (unaudited) (cont'd)

ESG Money Market Portfolio

•  On January 28, 2020, the Fed held its first policy meeting of the new decade. Although the federal funds rate was unchanged at 1.50% to 1.75%, policy committee members opted to increase the interest on excess reserves (IOER) rate by 5 basis points to 1.60%. The modification was a technical adjustment done in part to move the IOER rate closer to middle of the fed funds range from the lower end where it had trended in recent months. While most commentary was left unchanged in the accompanying press release, the Fed downgraded household spending from "strong" to "moderate." Similarly, the press release indicated that inflation needs to "return" to its 2% target rather than stay "near" the target, which had been used in previous press releases. Overall, the first meeting of 2020 was benign, as Chairman Powell viewed current policy as "appropriate." He reiterated that without any material change in the data going forward, policy was likely to remain unchanged. The January 2020 Fed statement did not address the emerging coronavirus epidemic, but Chairman Powell discussed the risk to the global economy in his press conference.

•  Throughout February 2020, investors flocked into relative safe-haven securities as fears of COVID-19 took center stage, sending the yield on the 10-year Treasury to its lowest level since 2016. In Europe, the entire German yield curve fell back below 0%. On February 25, 2020, the 10-year U.S. Treasury yield fell to a record low amid concern that the global spread of the virus was threatening supply chains critical to economic growth. The 30-year U.S. Treasury ended the month at record lows of 1.676%.(iii)

•  As COVID-19 continued to spread rapidly around the world in early 2020, central bankers' fears surrounding potential impacts began to materialize. Responding to the economic impact of the virus, the Fed conducted two unscheduled meetings in March 2020, which resulted in monetary easing and more accommodative monetary policy. The Fed lowered the target range for the federal funds rate to 0.00% to 0.25%. In addition to the rate cut, the Fed implemented several facilities to alleviate stresses in the marketplace. Most notably for short-term fixed income markets, these include the Money Market Mutual Fund Liquidity Facility (MMLF), Commercial Paper Funding Facility (CPFF) and

Primary Dealer Credit Facility (PDCF). The Fed's overall goal was to ease the flow of credit across the broader fixed income markets and increase market confidence with their actions. Additionally, the FOMC announced an open-ended quantitative easing program that will increase its holdings of Treasury securities, agency mortgage-backed securities and commercial mortgage-backed securities in the amount needed to support the smooth functioning of these markets. The governmental actions taken, not only on the monetary side but also through fiscal stimulus aid, served to calm markets and support improved liquidity in the market.

•  First quarter 2020 GDP growth came in at –5.0% and initial jobless claims surged to around 30 million. While extraordinarily weak readings were anticipated as a result of the temporary pause across many parts of the economy, both data points underperformed expectations. Fed Chairman Powell noted in his press conference that the current policy was appropriate while acknowledging that "the ongoing public health crisis will weigh heavily on economic activity, employment and inflation in the near term, and poses considerable risks to the economic outlook over the medium term." The chairman also noted that the Committee will "maintain this target range until it is confident that the economy has weathered recent events."

•  At the April 29, 2020 meeting, the FOMC decided to keep the target range for the federal funds rate unchanged at 0.00% to 0.25%. This was the first meeting since tangible economic data had been collected on the coronavirus impact. The Committee noted that the virus had catalyzed significant job losses and steep drawdowns in both consumer spending and consumer confidence.

•  As expected, the FOMC kept the range for the federal funds rate unchanged at 0.00% to 0.25% at the conclusion of its June 2020 meeting. The FOMC pledged to "continue to monitor the implications of incoming information for the economic outlook, including information related to public health, as well as global developments and muted inflation pressures, and will use its tools and act as appropriate to support the economy." The press release stated the FOMC will "increase its holdings" of Treasury securities and agency

2020 Annual Report

October 31, 2020

Investment Overview (unaudited) (cont'd)

ESG Money Market Portfolio

mortgage-backed securities at paces of $80 billion and $40 billion, respectively. However, publicizing the dollar figure diverges from previous meetings, which stated purchases would be conducted "in the amounts needed." In their updated dot plot, officials unanimously expected to keep rates at current levels through 2021, while 15 of the 17 officials expected rates to remain unchanged through 2022. As a result, the average federal funds forecast for 2020 and 2021 fell significantly.

•  Due to business shutdowns and stay-at-home orders, second quarter 2020 GDP contracted by –31.4% (annualized), the sharpest downturn since the 1940s. Personal spending fell by –34.5%, the largest slump on record. While the economic hit was well anticipated, the path of the recovery is linked to the complexity of the pandemic impact across the country. Ongoing unemployment benefits still remained high at 17 million at the end of July 2020, and the unemployment rate was at 10.2%. Personal spending has since improved, but uncertainty remained on how quickly and broadly the U.S. economy would fare in the second half of 2020.

•  In the July 2020 meeting, the FOMC kept the range for the federal funds rate unchanged at 0.00% to 0.25%. Although no structural policy changes were made in the month, the Fed extended the duration of its pandemic lending facilities such as the MMLF, PDCF and others to December 31, 2020. Many of the pandemic lending facilities were set to expire at the end of September 2020. Economic activity and employment have "picked up somewhat," the July 2020 release noted, but such data are "well below" pre-pandemic levels. While Chairman Powell and the Committee acknowledged positive economic data, they believe the "path of the economy will depend significantly on the course of the virus." Going forward, the FOMC continued to pledge that it "will use its tools and act as appropriate to support the economy."

•  Minutes from the July 2020 FOMC meeting indicated that U.S. central bankers "agreed that the ongoing public health crisis would weigh heavily on economic activity, employment and inflation in the near term and was posing considerable risks to the economic outlook over the medium term."

Chairman Powell reiterated this sentiment when he said the path forward for the economy was "extraordinarily uncertain" and would remain dependent on containing the virus.

•  The annual Jackson Hole conference in August 2020 was notable in that Chairman Powell announced a new approach to monetary policy, one that takes a more relaxed stance on inflation and unemployment. A highlight from the released text indicated that the "Committee seeks to achieve inflation that averages 2% over time, and therefore judges that, following periods when inflation has been running persistently below 2%, appropriate monetary policy will likely aim to achieve inflation moderately above 2% for some time." In essence, the Fed has adopted a flexible form of average inflation targets as the key driver of monetary policy going forward.

•  Fed officials kept the benchmark policy rate unchanged at their September 2020 FOMC meeting, signaling they expect to maintain an accommodative stance of monetary policy until they achieve inflation averaging 2% over time and longer-term inflation expectations remain well anchored at 2%. The newly released dot plot showed that bankers expected near zero interest rates through 2023.

•  Third quarter 2020 GDP rose by a record 33.1% (annualized) following a –31.4% drop (annualized) in the second quarter due to pandemic-related shutdowns. The rebound reflects the gradual reopening of businesses and the strength of the resilient consumer. Consumer spending rose 1.4% in September 2020 versus the prior month,(iv) and the employment picture has continued to improve. Unemployment claims continued to trend lower and the unemployment rate stood at 6.9% in October 2020. While the U.S. economy is heading into the final quarter of 2020 with momentum, rising virus cases are making the growth outlook less certain.

Management Strategies

•  As of October 31, 2020, the Fund had net assets of approximately $4.2 billion. The Fund's weighted average maturity (WAM) and weighted average life (WAL) were 37 days and 44 days, respectively.

2020 Annual Report

October 31, 2020

Investment Overview (unaudited) (cont'd)

ESG Money Market Portfolio

•  We remain comfortable in our conservative approach to managing this Fund, prioritizing portfolio positioning with elevated levels of liquidity. We believe our investment process and focus on credit research and risk management, combined with the high degree of liquidity and short maturity profile of the Fund, has put us in a favorable position to respond to both market events and potential changes to fiscal and monetary policy.

(i)  Source for GDP data used in this report: Bureau of Economic Analysis and Bloomberg L.P.

(ii)  Source for employment data used in this report: Bureau of Labor Statistics and Bloomberg L.P.

(iii)  Source: Bloomberg L.P.

(iv)  Source: Bureau of Economic Analysis.

2020 Annual Report

October 31, 2020

Portfolio of Investments

ESG Money Market Portfolio

	Face Amount (000)	Value (000)
Certificates of Deposit (11.3%)
Domestic Bank (0.6%)
Citibank NA
0.27%, 6/14/21	$25,000	$25,008
International Banks (10.7%)
Credit Suisse NY,
0.28%, 5/21/21 - 6/24/21	56,000	56,015
0.29%, 5/17/21 - 5/28/21	45,000	45,016
0.38%, 4/19/21	25,000	25,020
1.40%, 1/19/21	30,000	30,082
Natixis NY,
0.52%, 2/22/21	25,000	25,025
0.55%, 2/19/21	50,000	50,054
1.79%, 12/1/20	15,000	15,023
Sumitomo Mitsui Banking Corp.,
0.30%, 1/28/21 - 1/29/21	60,000	60,019
Toronto Dominion Bank
0.21%, 12/21/20	70,000	70,007
UBS AG Stamford Branch
1.51%, 1/13/21	70,000	70,197
		446,458
Total Certificates of Deposit (Cost $471,017)		471,466
Commercial Paper (a) (23.2%)
Diversified Financial Services (2.9%)
National Securities Clearing Corp.,
0.16%, 11/17/20 - 11/24/20	85,000	84,997
0.17%, 12/21/20 - 12/23/20	35,000	34,995
		119,992
Domestic Bank (0.3%)
ING U.S. Funding LLC
0.61%, 11/2/20	15,000	15,000
Insurance (1.8%)
Pricoa Short Term Funding LLC,
1.01%, 12/07/20 - 12/15/20	25,000	24,996
1.26%, 11/16/20	50,000	49,997
		74,993
International Banks (18.2%)
BPCE SA,
0.29%, 6/4/21 (b)	25,000	24,962
0.46%, 3/19/21	25,000	24,978
DBS Bank Ltd.,
0.30%, 1/19/21	20,000	19,993
0.40%, 3/19/21 - 4/1/21	46,000	45,968
DNB Bank ASA
0.21%, 12/23/20	100,000	99,985
DZ Bank NY
0.21%, 12/21/20	52,000	51,989
HSBC Bank PLC
0.45%, 3/3/21	50,000	49,978
Kimberly-Clark Corp.,
0.12%, 11/16/20	70,875	70,872
	Face Amount (000)	Value (000)
Nestle Finance International Ltd.,
0.10%, 11/2/20	$57,000	$57,000
Sumitomo Mitsui Trust Bank Ltd.,
0.41%, 12/22/20	34,785	34,778
Suncorp-Metway Ltd.,
0.30%, 1/20/21	20,000	19,986
0.34%, 12/1/20 - 12/2/20	145,000	144,963
Toronto Dominion Bank
0.12%, 11/6/20	50,000	49,999
UBS AG London
1.51%, 12/8/20 (b)	10,000	9,985
United Overseas Bank Ltd.,
0.28%, 8/20/21	50,000	49,905
		755,341
Total Commercial Paper (Cost $965,093)		965,326
Corporate Bonds (2.9%)
Domestic Bank (0.1%)
Citibank NA
2.85%, 2/12/21	3,300	3,317
Finance (0.2%)
Rabobank Group of Netherlands
4.50%, 1/11/21	8,521	8,590
Insurance (0.5%)
Metropolitan Life Global Funding I
2.50%, 12/3/20 (b)	20,000	20,039
International Banks (2.1%)
ANZ Banking Group Ltd.,
4.88%, 1/12/21 (b)	10,113	10,202
ANZ New Zealand International Ltd.,
2.75%, 1/22/21 - 2/3/21 (b)	8,896	8,945
Australia & New Zealand Banking Group Ltd.,
2.70%, 11/16/20	4,200	4,204
Commonwealth Bank of Australia
2.40%, 11/2/20	15,000	15,000
Nordea Bank Abp
4.88%, 1/14/21 (b)	3,140	3,168
Skandinaviska Enskilda Banken AB,
2.63%, 11/17/20 (b)	4,000	4,004
2.63%, 3/15/21	12,525	12,637
Suncorp-Metway Ltd.,
2.38%, 11/9/20 (b)	4,000	4,001
Svenska Handelsbanken AB
2.45%, 3/30/21	4,696	4,738
Westpac Banking Corp.,
2.65%, 1/25/21	20,600	20,714
		87,613
Total Corporate Bonds (Cost $119,410)		119,559
Floating Rate Notes (c) (8.8%)
Domestic Bank (0.8%)
HSBC Bank USA NA,
1 Month USD LIBOR + 0.17%, 0.31%, 12/4/20 (b)	34,000	34,005

The accompanying notes are an integral part of the financial statements.

2020 Annual Report

October 31, 2020

Portfolio of Investments (cont'd)

ESG Money Market Portfolio

	Face Amount (000)	Value (000)
Insurance (0.5%)
Metropolitan Life Global Funding I,
SOFR + 0.50%, 0.58%, 5/28/21 (b)	$20,000	$20,041
International Banks (7.5%)
Bank of Montreal,
FEDL01 + 0.21%, 0.30%, 2/8/21	15,000	15,005
BNP Paribas NY,
SOFR + 0.26%, 0.35%, 3/5/21	7,575	7,580
BNZ International Funding Ltd.,
3 Month USD LIBOR + 0.14%, 0.38%, 12/1/20 (b)	40,000	40,004
National Australia Bank Ltd.,
3 Month USD LIBOR + 0.35%, 0.57%, 1/12/21 (b)	9,150	9,157
Natixis NY,
SOFR + 0.25%, 0.34%, 2/12/21	6,675	6,678
Sumitomo Mitsui Banking Corp.,
3 Month USD LIBOR + 0.04%, 0.30%, 3/15/21	20,000	20,004
3 Month USD LIBOR + 0.12%, 0.33%, 4/28/21	25,000	25,010
Svenska Handelsbanken AB,
3 Month USD LIBOR + 0.11%, 0.36%, 12/4/20	25,000	25,003
1 Month USD LIBOR + 0.25%, 0.39%, 1/4/21	25,000	25,011
Toronto Dominion Bank,
3 Month USD LIBOR + 0.13%, 0.36%, 7/1/21 (b)	48,000	48,046
UBS AG,
1 Month USD LIBOR + 0.13%, 0.28%, 11/25/20	50,000	50,005
UBS AG London,
3 Month USD LIBOR + 0.07%, 0.30%, 12/29/20 (b)	25,000	25,003
3 Month USD LIBOR + 0.48%, 0.73%, 12/1/20 (b)	5,000	5,001
Westpac Banking Corp.,
3 Month USD LIBOR + 0.34%, 0.55%, 1/25/21	9,345	9,351
		310,858
Total Floating Rate Notes (Cost $364,755)		364,904
Repurchase Agreements (41.3%)
ABN Amro Securities LLC, (Interest in $1,100,000 joint repurchase agreement, 0.09% dated 10/30/20 under which ABN Amro Securities LLC, will repurchase the securities provided as collateral for $1,100,008 on 11/2/20. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various U.S. Government obligations with various maturities to 9/1/50 (d); valued at $1,132,672)	500,000	500,000
	Face Amount (000)	Value (000)
ABN Amro Securities LLC, (0.28%, dated 10/30/20, due 11/2/20; proceeds $40,001; fully collateralized by various U.S. Government agency securities, 2.00% - 3.50% due 4/1/46 - 10/1/50, a U.S. Government obligation, 2.50% due 1/15/22 and various Corporate Bonds, 0.66% - 8.63% due 12/15/20 - 5/20/50 (d); valued at $41,681)	$40,000	$40,000
Bank of America Securities, Inc., (0.18%, dated 10/30/20, due 11/2/20; proceeds $50,001; fully collateralized by various Common Stocks and Preferred Stocks; valued at $52,500)	50,000	50,000
Bank of America Securities, Inc., (0.18%, dated 10/30/20, due 11/2/20; proceeds $50,001; fully collateralized by various Common Stocks and Preferred Stocks; valued at $52,500)	50,000	50,000
Bank of America Securities, Inc., (0.42% (c), dated 9/2/20, due 1/3/21; proceeds $75,108; fully collateralized by various Common Stocks and Preferred Stocks; valued at $78,750) (Demand 11/2/20)	75,000	75,000
BMO Capital Markets Corp., (0.23%, dated 9/17/20, due 1/19/21; proceeds $15,012; fully collateralized by various U.S. Government agency securities, 1.50% - 4.00% due 10/1/35 - 11/1/50 and various Corporate Bonds, 0.83% - 4.60% due 9/7/21 - 3/19/40; valued at $15,667) (Demand 11/6/20)	15,000	15,000
BNP Paribas Prime Brokerage, Inc., (0.38%, dated 10/30/20, due 11/2/20; proceeds $50,002; fully collateralized by various Corporate Bonds, 3.34% - 11.50% due 6/1/21 - 9/15/79 (d); valued at $52,938)	50,000	50,000
BNP Paribas Prime Brokerage, Inc., 0.48%, dated 9/15/20, due 12/18/20; proceeds $40,050; fully collateralized by various Corporate Bonds, 4.35% - 10.88% due 6/1/23 - 6/1/50 (d); valued at $42,096)	40,000	40,000
BNP Paribas Securities Corp., (Interest in $850,000 joint repurchase agreement, 0.09% dated 10/30/20 under which BNP Paribas Securities Corp., will repurchase the securities provided as collateral for $850,006 on 11/2/20. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various U.S. Government agency securities and U.S. Government obligations with various maturities to 6/20/50 (d); valued at $867,647)	603,000	603,000
BNP Paribas Securities Corp., (0.48%, dated 9/21/20, due 12/21/20; proceeds $75,091; fully collateralized by various Corporate Bonds, 3.75% - 9.25% due 1/14/22 - 2/15/31 (d); valued at $79,377)	75,000	75,000

The accompanying notes are an integral part of the financial statements.

2020 Annual Report

October 31, 2020

Portfolio of Investments (cont'd)

ESG Money Market Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (cont'd)
ING Financial Markets LLC, (0.18%, dated 10/30/20, due 11/2/20; proceeds $40,001; fully collateralized by various Corporate Bonds, 1.00% - 5.85% due 3/15/22 - 4/1/50 (d); valued at $42,000)	$40,000	$40,000
Scotia Capital USA, Inc., (0.43%, dated 10/30/20, due 11/2/20; proceeds $100,004; fully collateralized by various Corporate Bonds, 0.33% - 12.25% due 12/14/20 - 11/15/60 (d); valued at $105,767)	100,000	100,000
Societe Generale, (0.20%, dated 10/30/20, due 11/2/20; proceeds $25,000; fully collateralized by various Corporate Bonds, 0.40% - 7.83% due 2/22/21 - 4/20/67; valued at $26,250)	25,000	25,000
Societe Generale, (0.30%, dated 10/30/20, due 11/2/20; proceeds $50,001; fully collateralized by various Corporate Bonds, 0.00% - 13.00% due 3/15/21 - 9/30/39; valued at $53,001)	50,000	50,000
Total Repurchase Agreements (Cost $1,713,000)		1,713,000
Time Deposits (11.8%)
Domestic Banks (7.0%)
Cooperatieve Rabobank UA (New York)
0.08%, 11/2/20	190,000	190,000
DNB Bank ASA (New York)
0.08%, 11/2/20	100,000	100,000
		290,000
International Banks (4.8%)
NRW Bank
0.11%, 11/2/20	200,000	200,000
Total Time Deposits (Cost $490,000)		490,000
U.S. Treasury Security (0.6%)
U.S. Treasury Bill 0.10%, 11/27/20 (e) (Cost $24,998)	25,000	24,999
Total Investments (99.9%) (Cost $4,148,273) (f)		4,149,254
Other Assets in Excess of Liabilities (0.1%)		2,529
Net Assets (100.0%)		$4,151,783

(a)  The rates shown are the effective yields at the date of purchase.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(c)  Floating or variable rate securities: The rates disclosed are as of October 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Portfolio of Investments.

(d)  Perpetual — One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time, after which they revert to a floating rate. Interest rates in effect are as of October 31, 2020.

(e)  Rate shown is the yield to maturity at October 31, 2020.

(f)  At October 31, 2020, the aggregate cost for federal income tax purposes is approximately $4,148,273,000. The aggregate gross unrealized appreciation is approximately $983,000 and the aggregate gross unrealized depreciation is approximately $2,000, resulting in net unrealized appreciation of approximately $981,000.

FEDL  U.S. Federal Funds Effective Rate.

LIBOR  London Interbank Offered Rate.

SOFR  Secured Overnight Financing Rate.

USD  United States Dollar.

The accompanying notes are an integral part of the financial statements.

2020 Annual Report

October 31, 2020

Portfolio of Investments (cont'd)

ESG Money Market Portfolio

Portfolio Composition

Classification	Percentage of Total Investments
Repurchase Agreements	41.3%
Commercial Paper	23.3
Time Deposits	11.8
Certificates of Deposit	11.3
Floating Rate Notes	8.8
Other*	3.5
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.

2020 Annual Report

October 31, 2020

Investment Overview (unaudited)

Prime Portfolio

The Prime Portfolio seeks preservation of capital, daily liquidity and maximum current income. The Fund invests in liquid, high quality U.S. dollar-denominated money market instruments of U.S. and foreign financial corporations and U.S. non-financial corporations. The Fund also invests in obligations issued or guaranteed by the U.S. government and its agencies and instrumentalities. The Fund now operates as an "institutional money market fund," which is neither a "government money market fund" nor "retail money market fund" as such terms are defined or interpreted under Rule 2a-7 under the Investment Company Act of 1940, as amended. As such, the Fund is required to price and transact in its shares at a net asset value reflecting market-based values of its portfolio holdings (i.e., at a "floating" net asset value), rounded to the fourth decimal place. Like other "Floating NAV" money market funds of its type, the Fund is subject to the possible imposition of liquidity fees and/or redemption gates. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund's liquidity falls below required minimums because of market conditions or other factors.

Performance

For the fiscal year ended October 31, 2020, the Fund's Institutional Share Class had a total return of 0.83%. For the seven-day period ended October 31, 2020, the Fund's Institutional Share Class provided an annualized current yield of 0.11% (subsidized) and 0.03% (non-subsidized), while its 30-day moving average annualized yield was 0.11% (subsidized) and 0.03% (non-subsidized). Yield quotation more closely reflects the current earnings of the Fund than the total return. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. Past performance is no guarantee of future results.

Factors Affecting Performance

•  As widely expected, the Federal Reserve (Fed) cut interest rates for the third time in 2019 at its October Federal Open Market Committee (FOMC or Committee) meeting. In the prepared statement, the Committee dropped its pledge to "act as appropriate to sustain the expansion," while adding in promises to monitor incoming data as members "assess the appropriate path of the target for the federal funds rate." Changes to the statement suggested that policy makers were comfortable leaving interest rates on hold in the near term, while the market ended the month pricing in less than one additional rate cut over the next year. In addition, on October 11, 2019, the Fed announced that it would begin buying $60 billion of Treasury bills per month to improve its control over monetary policy, with a goal of expanding its balance sheet to $1.7 trillion by year-end 2019. While purely technical in nature, short-end Treasuries rallied on the back of the news, further flattening the yield curve. At the same time, the Fed also announced that it will "conduct term and overnight repurchase agreement operations at least through January of next year to ensure that the supply of reserves remains ample."

•  The Fed convened on December 10, 2019, for its last meeting of the calendar year. Chairman Powell and the FOMC voted to keep the federal funds rate unchanged at 1.50% to 1.75%. Chairman Powell signaled to the market that the Fed was comfortable with current policy and would take a "wait and see" approach going forward. The Federal Reserve press release stated that the current stance of monetary policy was appropriate to support economic expansion, strong labor markets and inflation near the FOMC's symmetric 2% objective. Overall, 2019 was eventful for the Fed and Chairman Powell. Entering 2019, investors expected rates to rise systematically during the year, but received quite the opposite policy action.

•  For the fourth quarter of 2019, gross domestic product (GDP) growth came in at 2.4% (annualized), slightly above market estimates.(i) Personal spending and business investment were weaker, but GDP growth was aided by the housing market. Non-farm payrolls averaged 197,000 during the fourth quarter with the unemployment rate remaining low at 3.5% in December 2019.(ii)

•  On January 28, 2020, the Fed held its first policy meeting of the new decade. Although the federal funds rate was unchanged at 1.50% to 1.75%, policy committee members opted to increase the interest on excess reserves (IOER) rate by 5 basis points to 1.60%. The modification was a technical adjustment done in part to move the IOER rate closer to middle of the fed funds range from the lower end where it had trended in recent months. While most commentary was left unchanged in the accompanying press release, the Fed downgraded household spending from "strong" to "moderate." Similarly, the press release indicated that inflation needs to "return" to its 2% target rather than stay

2020 Annual Report

October 31, 2020

Investment Overview (unaudited) (cont'd)

Prime Portfolio

"near" the target, which had been used in previous press releases. Overall, the first meeting of 2020 was benign, as Chairman Powell viewed current policy as "appropriate." He reiterated that without any material change in the data going forward, policy was likely to remain unchanged. The January 2020 Fed statement did not address the emerging coronavirus epidemic, but Chairman Powell discussed the risk to the global economy in his press conference.

•  Throughout February 2020, investors flocked into relative safe-haven securities as fears of COVID-19 took center stage, sending the yield on the 10-year Treasury to its lowest level since 2016. In Europe, the entire German yield curve fell back below 0%. On February 25, 2020, the 10-year U.S. Treasury yield fell to a record low amid concern that the global spread of the virus was threatening supply chains critical to economic growth. The 30-year U.S. Treasury ended the month at record lows of 1.676%.(iii)

•  As COVID-19 continued to spread rapidly around the world in early 2020, central bankers' fears surrounding potential impacts began to materialize. Responding to the economic impact of the virus, the Fed conducted two unscheduled meetings in March 2020, which resulted in monetary easing and more accommodative monetary policy. The Fed lowered the target range for the federal funds rate to 0.00% to 0.25%. In addition to the rate cut, the Fed implemented several facilities to alleviate stresses in the marketplace. Most notably for short-term fixed income markets, these include the Money Market Mutual Fund Liquidity Facility (MMLF), Commercial Paper Funding Facility (CPFF) and Primary Dealer Credit Facility (PDCF). The Fed's overall goal was to ease the flow of credit across the broader fixed income markets and increase market confidence with their actions. Additionally, the FOMC announced an open-ended quantitative easing program that will increase its holdings of Treasury securities, agency mortgage-backed securities and commercial mortgage-backed securities in the amount needed to support the smooth functioning of these markets. The governmental actions taken, not only on the monetary side but also through fiscal stimulus aid, served to calm markets and support improved liquidity in the market.

•  First quarter 2020 GDP growth came in at –5.0% and initial jobless claims surged to around 30 million. While extraordinarily weak readings were anticipated as a result of the temporary pause across many parts of the economy, both data points underperformed expectations. Fed Chairman Powell noted in his press conference that the current policy was appropriate while acknowledging that "the ongoing public health crisis will weigh heavily on economic activity, employment and inflation in the near term, and poses considerable risks to the economic outlook over the medium term." The chairman also noted that the Committee will "maintain this target range until it is confident that the economy has weathered recent events."

•  At the April 29, 2020 meeting, the FOMC decided to keep the target range for the federal funds rate unchanged at 0.00% to 0.25%. This was the first meeting since tangible economic data had been collected on the coronavirus impact. The Committee noted that the virus had catalyzed significant job losses and steep drawdowns in both consumer spending and consumer confidence.

•  As expected, the FOMC kept the range for the federal funds rate unchanged at 0.00% to 0.25% at the conclusion of its June 2020 meeting. The FOMC pledged to "continue to monitor the implications of incoming information for the economic outlook, including information related to public health, as well as global developments and muted inflation pressures, and will use its tools and act as appropriate to support the economy." The press release stated the FOMC will "increase its holdings" of Treasury securities and agency mortgage-backed securities at paces of $80 billion and $40 billion, respectively. However, publicizing the dollar figure diverges from previous meetings, which stated purchases would be conducted "in the amounts needed." In their updated dot plot, officials unanimously expected to keep rates at current levels through 2021, while 15 of the 17 officials expected rates to remain unchanged through 2022. As a result, the average federal funds forecast for 2020 and 2021 fell significantly.

•  Due to business shutdowns and stay-at-home orders, second quarter 2020 GDP contracted by –31.4% (annualized), the sharpest downturn since the 1940s. Personal spending fell by –34.5%, the largest slump on record. While the economic hit

2020 Annual Report

October 31, 2020

Investment Overview (unaudited) (cont'd)

Prime Portfolio

was well anticipated, the path of the recovery is linked to the complexity of the pandemic impact across the country. Ongoing unemployment benefits still remained high at 17 million at the end of July 2020, and the unemployment rate was at 10.2%. Personal spending has since improved, but uncertainty remained on how quickly and broadly the U.S. economy would fare in the second half of 2020.

•  In the July 2020 meeting, the FOMC kept the range for the federal funds rate unchanged at 0.00% to 0.25%. Although no structural policy changes were made in the month, the Fed extended the duration of its pandemic lending facilities such as the MMLF, PDCF and others to December 31, 2020. Many of the pandemic lending facilities were set to expire at the end of September 2020. Economic activity and employment have "picked up somewhat," the July 2020 release noted, but such data are "well below" pre-pandemic levels. While Chairman Powell and the Committee acknowledged positive economic data, they believe the "path of the economy will depend significantly on the course of the virus." Going forward, the FOMC continued to pledge that it "will use its tools and act as appropriate to support the economy."

•  Minutes from the July 2020 FOMC meeting indicated that U.S. central bankers "agreed that the ongoing public health crisis would weigh heavily on economic activity, employment and inflation in the near term and was posing considerable risks to the economic outlook over the medium term." Chairman Powell reiterated this sentiment when he said the path forward for the economy was "extraordinarily uncertain" and would remain dependent on containing the virus.

•  The annual Jackson Hole conference in August 2020 was notable in that Chairman Powell announced a new approach to monetary policy, one that takes a more relaxed stance on inflation and unemployment. A highlight from the released text indicated that the "Committee seeks to achieve inflation that averages 2% over time, and therefore judges that, following periods when inflation has been running persistently below 2%, appropriate monetary policy will likely aim to achieve inflation moderately above 2% for some time." In essence, the Fed has adopted a flexible form of average inflation targets as the key driver of monetary policy going forward.

•  Fed officials kept the benchmark policy rate unchanged at their September 2020 FOMC meeting, signaling they expect to maintain an accommodative stance of monetary policy until they achieve inflation averaging 2% over time and longer-term inflation expectations remain well anchored at 2%. The newly released dot plot showed that bankers expected near zero interest rates through 2023.

•  Third quarter 2020 GDP rose by a record 33.1% (annualized) following a –31.4% drop (annualized) in the second quarter due to pandemic-related shutdowns. The rebound reflects the gradual reopening of businesses and the strength of the resilient consumer. Consumer spending rose 1.4% in September 2020 versus the prior month,(iv) and the employment picture has continued to improve. Unemployment claims continued to trend lower and the unemployment rate stood at 6.9% in October 2020. While the U.S. economy is heading into the final quarter of 2020 with momentum, rising virus cases are making the growth outlook less certain.

Management Strategies

•  As of October 31, 2020, the Fund had net assets of approximately $20.3 billion. The Fund's weighted average maturity (WAM) and weighted average life (WAL) were 35 days and 43 days, respectively.

•  We remain comfortable in our conservative approach to managing this Fund, prioritizing portfolio positioning with elevated levels of liquidity. We believe our investment process and focus on credit research and risk management, combined with the high degree of liquidity and short maturity profile of the Fund, has put us in a favorable position to respond to both market events and potential changes to fiscal and monetary policy.

(i)  Source for GDP data used in this report: Bureau of Economic Analysis and Bloomberg L.P.

(ii)  Source for employment data used in this report: Bureau of Labor Statistics and Bloomberg L.P.

(iii)  Source: Bloomberg L.P.

(iv)  Source: Bureau of Economic Analysis.

2020 Annual Report

October 31, 2020

Portfolio of Investments

Prime Portfolio

	Face Amount (000)	Value (000)
Certificates of Deposit (13.7%)
Domestic Banks (1.3%)
Citibank NA
0.27%, 6/14/21	$145,000	$145,046
HSBC Bank USA NA
0.71%, 5/3/21	115,000	115,271
		260,317
International Banks (12.4%)
Bank of Montreal
0.20%, 11/13/20	250,000	250,010
Credit Suisse NY,
0.28%, 1/15/21 - 6/24/21	255,800	255,872
0.29%, 5/17/21 - 5/28/21	450,000	450,164
0.38%, 4/19/21	125,000	125,101
Natixis NY,
0.50%, 12/7/20	50,000	50,020
0.55%, 2/19/21	175,000	175,188
Skandinaviska Enskilda Banken AB
0.21%, 12/24/20	170,000	170,023
Societe Generale,
0.11%, 11/4/20 - 11/5/20	450,000	450,000
Sumitomo Mitsui Banking Corp.,
0.30%, 1/28/21 - 1/29/21	200,000	200,063
Toronto Dominion Bank
0.21%, 12/21/20	230,000	230,023
UBS AG Stamford Branch
1.51%, 1/13/21	145,000	145,407
		2,501,871
Total Certificates of Deposit (Cost $2,760,800)		2,762,188
Commercial Paper (a) (30.3%)
Asset-Backed Diversified Financial Services (6.0%)
Chesham Finance LLC,
0.12%, 11/2/20	750,000	749,995
0.13%, 11/5/20	200,000	199,998
Collateralized Commercial Paper FLEX Co. LLC
0.48%, 2/8/21	70,000	69,967
1.47%, 2/1/21	80,000	79,968
Collateralized Commercial Paper V Co. LLC
0.41%, 12/18/20	115,000	114,985
		1,214,913
Asset-Backed Insurance (0.4%)
MetLife Short Term Funding LLC,
0.23%, 12/21/20	85,000	84,982
Automobiles (1.0%)
Toyota Finance Australia Limited
0.23%, 12/11/20	210,000	209,972
Consumer, Non-Cyclical (1.3%)
LVMH Moet Hennessy Louis Vuitton Inc.,
0.20%, 12/16/20 - 12/18/20	58,000	57,991
0.24%, 11/13/20	62,500	62,498
0.25%, 11/2/20	25,000	25,000
0.37%, 12/4/20 - 12/22/20	115,000	114,983
		260,472
	Face Amount (000)	Value (000)
Diversified Financial Services (3.2%)
National Securities Clearing Corp.,
0.16%, 11/18/20 - 11/20/20	$315,000	$314,987
0.17%, 12/14/20 - 12/24/20	339,762	339,716
		654,703
Domestic Banks (3.3%)
Caisse des Depots et Consignations,
0.27%, 11/2/20 - 11/5/20	275,000	274,998
0.28%, 11/6/20	125,000	124,998
FMS Wertmanagement
0.21%, 11/25/20	97,500	97,494
ING U.S. Funding LLC
0.61%, 11/2/20	60,000	59,999
Suncorp-Metway Ltd.,
0.44%, 11/9/20	25,000	24,997
0.30%, 1/20/21	80,000	79,945
		662,431
Insurance (1.2%)
Pricoa Short Term Funding LLC,
0.50%, 1/13/21 - 1/15/21	103,000	102,973
1.01%, 12/15/20 - 12/17/20	80,000	79,985
1.11%, 12/7/20	50,000	49,993
		232,951
International Banks (13.9%)
Barclays Bank PLC,
0.12%, 11/2/20 - 11/6/20 (b)	850,000	849,984
0.17%, 12/7/20 (b)	125,000	124,980
BPCE SA
0.29%, 6/4/21 (b)	125,000	124,811
DBS Bank Ltd.,
0.30%, 1/19/21	110,000	109,964
0.40%, 3/19/21 - 4/1/21	200,000	199,857
DNB Bank ASA
0.21%, 12/23/20	200,000	199,969
Erste Abwicklungsanstalt
0.21%, 11/10/20	100,000	99,997
HSBC Bank PLC
0.45%, 3/3/21	250,000	249,888
NRW Bank
0.11%, 11/6/20	250,000	249,996
Societe Generale
0.11%, 11/4/20	200,000	199,997
Sumitomo Mitsui Trust Bank Ltd.,
0.40%, 12/22/20	40,000	39,992
Toronto Dominion Bank
0.12%, 11/6/20	100,000	99,998
UBS AG London,
1.38%, 12/8/20 (b)	266,330	265,966
		2,815,399
Total Commercial Paper (Cost $6,134,599)		6,135,823

The accompanying notes are an integral part of the financial statements.

2020 Annual Report

October 31, 2020

Portfolio of Investments (cont'd)

Prime Portfolio

	Face Amount (000)	Value (000)
Corporate Bonds (3.5%)
Domestic Bank (0.1%)
Wells Fargo Bank NA
2.60%, 1/15/21	$21,850	$21,955
Insurance (0.1%)
Metropolitan Life Global Funding I
2.40%, 1/8/21 (b)	27,359	27,469
International Banks (3.3%)
Australia & New Zealand Banking Group Ltd.,
2.25%, 11/9/20	13,230	13,235
Commonwealth Bank of Australia
2.40%, 11/2/20	40,000	40,000
HSBC Bank PLC
4.75%, 1/19/21 (b)	28,344	28,609
Lloyds Bank PLC
6.38%, 1/21/21	25,000	25,328
National Australia Bank Ltd.,
2.50%, 1/12/21	19,308	19,385
2.63%, 1/14/21	11,809	11,866
4.38%, 12/10/20 (b)	6,816	6,846
Nordea Bank Abp
4.88%, 1/14/21 (b)	2,200	2,220
2.25%, 5/27/21 (b)	20,475	20,704
Skandinaviska Enskilda Banken AB
2.63%, 3/15/21	77,654	78,348
Svenska Handelsbanken AB
2.45%, 3/30/21	47,160	47,585
Toronto Dominion Bank,
2.13%, 4/7/21	62,651	63,154
2.50%, 12/14/20	18,647	18,701
2.55%, 1/25/21	5,000	5,027
UBS AG London
2.45%, 12/1/20 (b)	200,981	200,992
Westpac Banking Corp.,
2.60%, 11/23/20	21,585	21,614
2.65%, 1/25/21	60,471	60,805
		664,419
Total Corporate Bonds (Cost $713,196)		713,843
Floating Rate Notes (c) (8.1%)
Domestic Bank (0.1%)
HSBC Bank USA NA,
1 Month USD LIBOR + 0.20% 0.35%, 2/26/21	15,725	15,732
Insurance (0.5%)
Metropolitan Life Global Funding I,
SOFR + 0.50% 0.58%, 5/28/21 (b)	110,000	110,224
International Banks (7.5%)
Bank of Montreal,
1 Month USD LIBOR + 0.11%, 0.26%, 11/13/20	124,500	124,506
FEDL01 + 0.21%, 0.30%, 2/8/21	64,280	64,300
	Face Amount (000)	Value (000)
BNZ International Funding Ltd.,
1 Month USD LIBOR + 0.11%, 0.25%, 12/14/20 (b)	$58,000	$58,007
Credit Suisse AG,
FEDL01 + 0.52%, 0.61%, 5/28/21	50,000	50,081
Sumitomo Mitsui Banking Corp.,
3 Month USD LIBOR + 0.04%, 0.30%, 3/15/21	350,000	350,069
3 Month USD LIBOR + 0.06%, 0.31%, 2/3/21	33,000	33,007
3 Month USD LIBOR + 0.12%, 0.33%, 4/28/21	110,000	110,046
Svenska Handelsbanken AB,
3 Month USD LIBOR + 0.11%, 0.36%, 12/4/20	174,500	174,523
1 Month USD LIBOR + 0.25%, 0.39%, 1/4/21	100,000	100,043
Toronto Dominion Bank,
3 Month USD LIBOR + 0.13%, 0.36%, 7/1/21 (b)	190,000	190,184
UBS AG London,
3 Month USD LIBOR + 0.07%, 0.30%, 12/29/20 (b)	175,000	175,023
3 Month USD LIBOR + 0.48%, 0.73%, 12/1/20 (b)	80,000	80,007
		1,509,796
Total Floating Rate Notes (Cost $1,635,090)		1,635,752
Repurchase Agreements (25.1%)
ABN Amro Securities LLC, (Interest in $1,100,000 joint repurchase agreement, 0.09% dated 10/30/20 under which ABN Amro Securities LLC, will repurchase the securities provided as collateral for $1,100,008 on 11/2/20. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various U.S. Government agency securities and U.S. Government obligations with various maturities to 9/1/50 (d); valued at $1,132,672)	558,000	558,000
ABN Amro Securities LLC, (0.28%, dated 10/30/20, due 11/2/20; proceeds $84,002; fully collateralized by various Corporate Bonds, 0.95% - 8.75% due 11/20/20 - 10/6/50, by various U.S. Government agency security, 2.00% - 5.00% due 7/15/33 - 3/20/68 and a U.S. Government obligation, 1.38% due 8/15/50 (d); valued at $87,544)	84,000	84,000
Bank of America Securities, Inc., (0.18%, dated 10/30/20, due 11/2/20; proceeds $100,002; fully collateralized by various Common Stocks and Preferred Stocks; valued at $105,000)	100,000	100,000
Bank of America Securities, Inc., (0.18%, dated 10/30/20, due 11/2/20; proceeds $150,002; fully collateralized by various Common Stocks and Preferred Stocks; valued at $157,500)	150,000	150,000

The accompanying notes are an integral part of the financial statements.

2020 Annual Report

October 31, 2020

Portfolio of Investments (cont'd)

Prime Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (cont'd)
BMO Capital Markets Corp., (0.21%, dated 10/30/20, due 11/2/20; proceeds $124,002; fully collateralized by various U.S. Government agency securities, 0.00% - 3.00% due 11/25/20 - 9/1/50, and various Corporate Bonds, 0.83% - 6.45% due 4/8/21 - 11/15/50 (d); valued at $130,082)	$124,000	$124,000
BMO Capital Markets Corp., (0.23%, dated 9/17/20, due 1/19/21; proceeds $85,067; fully collateralized by various U.S. Government agency securities, 0.00% - 2.50% due 11/25/20 - 11/1/50, and various Corporate Bonds, 0.83% - 5.63% due 9/15/21 - 2/15/51 (d); valued at $89,094) (Demand 11/6/20)	85,000	85,000
BNP Paribas Prime Brokerage, Inc., (0.38%, dated 10/30/20, due 11/2/20; proceeds $530,017; fully collateralized by various Corporate Bonds, 2.26% - 11.50% due 1/15/21 - 10/15/97 (d); valued at $560,498)	530,000	530,000
BNP Paribas Prime Brokerage, Inc., (0.48%, dated 9/15/20, due 12/18/20; proceeds $225,282; fully collateralized by various Corporate Bonds, 2.90% - 11.75% due 12/15/21 - 9/15/79 (d); valued at $237,960)	225,000	225,000
BNP Paribas Securities Corp., (Interest in $850,000 joint repurchase agreement, 0.09% dated 10/30/20 under which BNP Paribas Securities Corp., will repurchase the securities provided as collateral for $850,006 on 11/2/20. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various U.S. Government obligations with various maturities to 6/20/50 (d); valued at $867,647)	247,000	247,000
BNP Paribas Securities Corp., (0.48%, dated 9/21/20, due 12/21/20; proceeds $125,152; fully collateralized by various Corporate Bonds, 5.88% - 11.50% due 11/15/22 - 10/1/28; valued at $132,500)	125,000	125,000
Credit Agricole Corporate and Investment Bank, (0.24%, dated 8/12/20, due 11/13/20; proceeds $400,243; fully collateralized by various Corporate Bonds, 1.05% - 7.25% due 1/12/22 - 4/1/32; valued at $420,011) (Demand 11/6/20)	400,000	400,000
Credit Agricole Corporate and Investment Bank, (0.24%, dated 8/10/20, due 11/10/20; proceeds $350,215; fully collateralized by various Corporate Bonds, 0.75% - 5.88% due 11/8/20 - 2/1/52 (d); valued at $367,501) (Demand 11/6/20)	350,000	350,000
Credit Agricole Corporate and Investment Bank, (0.24%, dated 8/11/20, due 11/12/20; proceeds $200,214; fully collateralized by various Corporate Bonds, 0.81% - 5.88% due 2/15/23 - 9/28/30; valued at $210,001) (Demand 11/6/20)	200,000	200,000
	Face Amount (000)	Value (000)
ING Financial Markets LLC, (0.23%, dated 10/30/20, due 11/2/20; proceeds $50,001; fully collateralized by various Corporate Bonds, 2.91% - 7.00% due 1/10/23 - 6/3/50 (d); valued at $52,700)	$50,000	$50,000
JP Morgan Securities LLC, (0.33% (c), dated 7/8/20, due 11/6/20; proceeds $300,333; fully collateralized by various Corporate Bonds, 2.26% - 13.00% due 11/16/20 - 4/20/67 (d); valued at $318,074) (Demand 11/2/20)	300,000	300,000
JP Morgan Securities LLC, (0.46% (c), dated 9/1/20, due 1/3/21; proceeds $100,158; fully collateralized by various Corporate Bonds, 1.13% - 5.00% due 9/15/21 - 9/30/46 (d); and various Common Stocks and Preferred Stocks valued at $106,465) (Demand 11/2/20)	100,000	100,000
JP Morgan Securities LLC, (0.46% (c), dated 9/4/20, due 1/3/21; proceeds $100,155; fully collateralized by a Corporate Bond, 3.50% due 1/15/31; and various Common Stocks and Preferred Stocks valued at $105,366) (Demand 11/2/20)	100,000	100,000
JP Morgan Securities LLC, (0.48% (c), dated 6/17/20, due 3/17/21; proceeds $160,579; fully collateralized by various Corporate Bonds, 0.00% - 12.25% due 2/15/21 - 6/15/47(d); valued at $169,567) (Demand 11/17/20)	160,000	160,000
Mizuho Securities USA LLC, (0.23%, dated 10/30/20, due 11/2/20; proceeds $60,001; fully collateralized by various Common Stocks and Preferred Stocks; valued at $63,000)	60,000	60,000
Scotia Capital USA, Inc., (0.43%, dated 10/30/20, due 11/2/20; proceeds $400,014; fully collateralized by various Corporate Bonds, 3.55% - 9.25% due 2/15/21 - 10/15/27; valued at $424,000)	400,000	400,000
Societe Generale, (0.20%, dated 10/30/20, due 11/2/20; proceeds $75,001; fully collateralized by various Corporate Bonds, 1.20% - 7.83% due 5/14/21 - 11/16/48 and a U.S. Government obligation, 0.00% due 5/15/21 (d); valued at $78,751)	75,000	75,000
Societe Generale, (0.30%, dated 10/30/20, due 11/2/20; proceeds $150,004; fully collateralized by various Corporate Bonds, 0.00% - 13.00% due 3/15/21 - 3/26/79 (d); valued at $159,002)	150,000	150,000
Wells Fargo Securities LLC, (Interest in $565,000 joint repurchase agreement, 0.09% dated 10/30/20 under which Wells Fargo Securities LLC, will repurchase the securities provided as collateral for $565,004 on 11/2/20. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various U.S. Government agency securities with various maturities to 11/1/50 (d); valued at $581,950)	26,000	26,000

The accompanying notes are an integral part of the financial statements.

2020 Annual Report

October 31, 2020

Portfolio of Investments (cont'd)

Prime Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (cont'd)
Wells Fargo Securities LLC, (0.28%, dated 10/26/20, due 11/2/20; proceeds $100,005; fully collateralized by various Common Stocks and Preferred Stocks; valued at $105,000)	$100,000	$100,000
Wells Fargo Securities LLC, (0.51%, dated 8/10/20, due 11/6/20; proceeds $175,218; fully collateralized by various Corporate Bonds, 0.95% - 6.50% due 12/14/20 - 6/30/50 (d); valued at $183,750)	175,000	175,000
Wells Fargo Securities LLC, (0.55%, dated 9/9/20, due 12/7/20; proceeds $100,136; fully collateralized by various Common Stocks and Preferred Stocks; valued at $105,000)	100,000	100,000
Wells Fargo Securities LLC, (0.57%, dated 8/14/20, due 11/9/20; proceeds $120,165; fully collateralized by various Common Stocks and Preferred Stocks; valued at $126,000)	120,000	120,000
Total Repurchase Agreements (Cost $5,094,000)		5,094,000
Time Deposits (18.2%)
International Banks (18.2%)
BNP Paribas SA
0.10%, 11/2/20	100,000	100,000
Cooperatieve Rabobank UA
0.08%, 11/2/20	985,000	985,000
DNB Bank ASA
0.08%, 11/2/20	800,000	800,000
Mizuho Bank Ltd.
0.08%, 11/2/20	931,000	931,000
Natixis NY
0.07%, 11/2/20	183,500	183,500
NRW Bank
0.11%, 11/2/20	685,000	685,000
		3,684,500
Total Time Deposits (Cost $3,684,500)		3,684,500
U.S. Treasury Securities (1.1%)
U.S. Treasury Bills,
0.10%, 11/27/20 (e)	100,000	99,995
0.15%, 12/22/20 (e)	125,000	124,986
Total U.S. Treasury Securities (Cost $224,967)		224,981
Total Investments (100.0%) (Cost $20,247,152) (f)		20,251,087
Other Assets in Excess of Liabilities (0.0%) (g)		9,095
Net Assets (100.0%)		$20,260,182

(a)  The rates shown are the effective yields at the date of purchase.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(c)  Floating or variable rate securities: The rates disclosed are as of October 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Portfolio of Investments.

(d)  Perpetual — One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time, after which they revert to a floating rate. Interest rates in effect are as of October 31, 2020.

(e)  Rate shown is the yield to maturity at October 31, 2020.

(f)  At October 31, 2020, the aggregate cost for federal income tax purposes is approximately $20,247,152,000. The aggregate gross unrealized appreciation is approximately $3,959,000 and the aggregate gross unrealized depreciation is approximately $24,000, resulting in net unrealized appreciation of approximately $3,935,000.

(g)  Amount is less than 0.05%.

FEDL  U.S. Federal Funds Effective Rate.

LIBOR  London Interbank Offered Rate.

SOFR  Secured Overnight Financing Rate.

USD  United States Dollar.

The accompanying notes are an integral part of the financial statements.

2020 Annual Report

October 31, 2020

Portfolio of Investments (cont'd)

Prime Portfolio

Portfolio Composition

Classification	Percentage of Total Investments
Commercial Paper	30.3%
Repurchase Agreements	25.2
Time Deposits	18.2
Certificates of Deposit	13.6
Floating Rate Notes	8.1
Other*	4.6
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.

2020 Annual Report

October 31, 2020

Investment Overview (unaudited)

Government Portfolio

The Government Portfolio seeks preservation of capital, daily liquidity and maximum current income. The Fund seeks to maintain a stable net asset value of $1.00 per share by investing exclusively in obligations issued or guaranteed by the U.S. government and its agencies and instrumentalities and in repurchase agreements collateralized by such securities.

Performance

For the fiscal year ended October 31, 2020, the Fund's Institutional Share Class had a total return of 0.61%. For the seven-day period ended October 31, 2020, the Fund's Institutional Share Class provided an annualized current yield of 0.02% (subsidized) and -0.06% (non-subsidized), while its 30-day moving average annualized yield was 0.02% (subsidized) and -0.06% (non-subsidized.) Yield quotation more closely reflects the current earnings of the Fund than the total return. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. Past performance is no guarantee of future results.

Factors Affecting Performance

•  As widely expected, the Federal Reserve (Fed) cut interest rates for the third time in 2019 at its October Federal Open Market Committee (FOMC or Committee) meeting. In the prepared statement, the Committee dropped its pledge to "act as appropriate to sustain the expansion," while adding in promises to monitor incoming data as members "assess the appropriate path of the target for the federal funds rate." Changes to the statement suggested that policy makers were comfortable leaving interest rates on hold in the near term, while the market ended the month pricing in less than one additional rate cut over the next year. In addition, on October 11, 2019, the Fed announced that it would begin buying $60 billion of Treasury bills per month to improve its control over monetary policy, with a goal of expanding its balance sheet to $1.7 trillion by year-end 2019. While purely technical in nature, short-end Treasuries rallied on the back of the news, further flattening the yield curve. At the same time, the Fed also announced that it will "conduct term and overnight repurchase agreement operations at least through January of next year to ensure that the supply of reserves remains ample."

•  The Fed convened on December 10, 2019, for its last meeting of the calendar year. Chairman Powell and the FOMC voted to keep the federal funds rate unchanged at 1.50% to 1.75%. Chairman Powell signaled to the market that the Fed was comfortable with current policy and would take a "wait and see" approach going forward. The Federal Reserve press release stated that the current stance of monetary policy was appropriate to support economic expansion, strong labor markets and inflation near the FOMC's symmetric 2% objective. Overall, 2019 was eventful for the Fed and Chairman Powell. Entering 2019, investors expected rates to rise systematically during the year, but received quite the opposite policy action.

•  For the fourth quarter of 2019, gross domestic product (GDP) growth came in at 2.4% (annualized), slightly above market estimates.i Personal spending and business investment were weaker, but GDP growth was aided by the housing market. Non-farm payrolls averaged 197,000 during the fourth quarter with the unemployment rate remaining low at 3.5% in December 2019.ii

•  On January 28, 2020, the Fed held its first policy meeting of the new decade. Although the federal funds rate was unchanged at 1.50% to 1.75%, policy committee members opted to increase the interest on excess reserves (IOER) rate by 5 basis points to 1.60%. The modification was a technical adjustment done in part to move the IOER rate closer to middle of the fed funds range from the lower end where it had trended in recent months. While most commentary was left unchanged in the accompanying press release, the Fed downgraded household spending from "strong" to "moderate." Similarly, the press release indicated that inflation needs to "return" to its 2% target rather than stay "near" the target, which had been used in previous press releases. Overall, the first meeting of 2020 was benign, as Chairman Powell viewed current policy as "appropriate." He reiterated that without any material change in the data going forward, policy was likely to remain unchanged. The January 2020 Fed statement did not address the emerging coronavirus epidemic, but Chairman Powell discussed the risk to the global economy in his press conference.

2020 Annual Report

October 31, 2020

Investment Overview (unaudited) (cont'd)

Government Portfolio

•  Throughout February 2020, investors flocked into relative safe-haven securities as fears of COVID-19 took center stage, sending the yield on the 10-year Treasury to its lowest level since 2016. In Europe, the entire German yield curve fell back below 0%. On February 25, 2020, the 10-year U.S. Treasury yield fell to a record low amid concern that the global spread of the virus was threatening supply chains critical to economic growth. The 30-year U.S. Treasury ended the month at record lows of 1.676%.iii

•  As COVID-19 continued to spread rapidly around the world in early 2020, central bankers' fears surrounding potential impacts began to materialize. Responding to the economic impact of the virus, the Fed conducted two unscheduled meetings in March 2020, which resulted in monetary easing and more accommodative monetary policy. The Fed lowered the target range for the federal funds rate to 0.00% to 0.25%. In addition to the rate cut, the Fed implemented several facilities to alleviate stresses in the marketplace. Most notably for short-term fixed income markets, these include the Money Market Mutual Fund Liquidity Facility (MMLF), Commercial Paper Funding Facility (CPFF) and Primary Dealer Credit Facility (PDCF). The Fed's overall goal was to ease the flow of credit across the broader fixed income markets and increase market confidence with their actions. Additionally, the FOMC announced an open-ended quantitative easing program that will increase its holdings of Treasury securities, agency mortgage-backed securities and commercial mortgage-backed securities in the amount needed to support the smooth functioning of these markets. The governmental actions taken, not only on the monetary side but also through fiscal stimulus aid, served to calm markets and support improved liquidity in the market.

•  First quarter 2020 GDP growth came in at -5.0% and initial jobless claims surged to around 30 million. While extraordinarily weak readings were anticipated as a result of the temporary pause across many parts of the economy, both data points underperformed expectations. Fed Chairman Powell noted in his press conference that the current policy was appropriate while acknowledging that "the ongoing public health crisis will weigh heavily on economic activity, employment and inflation in the near term, and poses considerable risks to the economic outlook over the medium term." The chairman also noted that the Committee will "maintain this target range until it is confident that the economy has weathered recent events."

•  At the April 29, 2020 meeting, the FOMC decided to keep the target range for the federal funds rate unchanged at 0.00% to 0.25%. This was the first meeting since tangible economic data had been collected on the coronavirus impact. The Committee noted that the virus had catalyzed significant job losses and steep drawdowns in both consumer spending and consumer confidence.

•  As expected, the FOMC kept the range for the federal funds rate unchanged at 0.00% to 0.25% at the conclusion of its June 2020 meeting. The FOMC pledged to "continue to monitor the implications of incoming information for the economic outlook, including information related to public health, as well as global developments and muted inflation pressures, and will use its tools and act as appropriate to support the economy." The press release stated the FOMC will "increase its holdings" of Treasury securities and agency mortgage-backed securities at paces of $80 billion and $40 billion, respectively. However, publicizing the dollar figure diverges from previous meetings, which stated purchases would be conducted "in the amounts needed." In their updated dot plot, officials unanimously expected to keep rates at current levels through 2021, while 15 of the 17 officials expected rates to remain unchanged through 2022. As a result, the average federal funds forecast for 2020 and 2021 fell significantly.

•  Due to business shutdowns and stay-at-home orders, second quarter 2020 GDP contracted by -31.4% (annualized), the sharpest downturn since the 1940s. Personal spending fell by -34.5%, the largest slump on record. While the economic hit was well anticipated, the path of the recovery is linked to the complexity of the pandemic impact across the country. Ongoing unemployment benefits still remained high at 17 million at the end of July 2020, and the unemployment rate was at 10.2%. Personal spending has since improved, but uncertainty remained on how quickly and broadly

2020 Annual Report

October 31, 2020

Investment Overview (unaudited) (cont'd)

Government Portfolio

the U.S. economy would fare in the second half of 2020.

•  In the July 2020 meeting, the FOMC kept the range for the federal funds rate unchanged at 0.00% to 0.25%. Although no structural policy changes were made in the month, the Fed extended the duration of its pandemic lending facilities such as the MMLF, PDCF and others to December 31, 2020. Many of the pandemic lending facilities were set to expire at the end of September 2020. Economic activity and employment have "picked up somewhat," the July 2020 release noted, but such data are "well below" pre-pandemic levels. While Chairman Powell and the Committee acknowledged positive economic data, they believe the "path of the economy will depend significantly on the course of the virus." Going forward, the FOMC continued to pledge that it "will use its tools and act as appropriate to support the economy."

•  Minutes from the July 2020 FOMC meeting indicated that U.S. central bankers "agreed that the ongoing public health crisis would weigh heavily on economic activity, employment and inflation in the near term and was posing considerable risks to the economic outlook over the medium term." Chairman Powell reiterated this sentiment when he said the path forward for the economy was "extraordinarily uncertain" and would remain dependent on containing the virus.

•  The annual Jackson Hole conference in August 2020 was notable in that Chairman Powell announced a new approach to monetary policy, one that takes a more relaxed stance on inflation and unemployment. A highlight from the released text indicated that the "Committee seeks to achieve inflation that averages 2% over time, and therefore judges that, following periods when inflation has been running persistently below 2%, appropriate monetary policy will likely aim to achieve inflation moderately above 2% for some time." In essence, the Fed has adopted a flexible form of average inflation targets as the key driver of monetary policy going forward.

•  Fed officials kept the benchmark policy rate unchanged at their September 2020 FOMC meeting, signaling they expect to maintain an accommodative stance of monetary policy until they achieve inflation averaging 2% over time and longer-term inflation expectations remain well anchored at 2%. The newly released dot plot showed that bankers expected near zero interest rates through 2023.

•  Third quarter 2020 GDP rose by a record 33.1% (annualized) following a -31.4% drop (annualized) in the second quarter due to pandemic-related shutdowns. The rebound reflects the gradual reopening of businesses and the strength of the resilient consumer. Consumer spending rose 1.4% in September 2020 versus the prior month,iv and the employment picture has continued to improve. Unemployment claims continued to trend lower and the unemployment rate stood at 6.9% in October 2020. While the U.S. economy is heading into the final quarter of 2020 with momentum, rising virus cases are making the growth outlook less certain.

Management Strategies

•  As of October 31, 2020, the Fund had net assets of approximately $90.3 billion. The Fund's weighted average maturity (WAM) and weighted average life (WAL) were 38 days and 99 days, respectively.

•  We continued to ensure high levels of liquidity and manage the portfolio to be responsive to changes in market conditions and interest rate levels. We purchased fixed and floating-rate U.S. Treasury and government agency and continued to hold a portion of the Fund in short-term repurchase agreements. We continued to focus on conservative positioning while maintaining a competitive return for investors.

i  Source for GDP data used in this report: Bureau of Economic Analysis and Bloomberg L.P.

ii  Source for employment data used in this report: Bureau of Labor Statistics and Bloomberg L.P.

iii  Source: Bloomberg L.P.

iv  Source: Bureau of Economic Analysis.

2020 Annual Report

October 31, 2020

Portfolio of Investments

Government Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (35.6%)
ABN Amro Securities LLC, (Interest in $1,000,000 joint repurchase agreement, 0.07% dated 10/30/20 under which ABN Amro Securities LLC, will repurchase the securities provided as collateral for $1,000,006 on 11/2/20. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various U.S. Government obligations with various maturities to 8/15/50 (a); valued at $1,020,000)	$355,000	$355,000
Bank of America Securities, Inc., (0.11%, dated 10/22/20, due 12/21/20; proceeds $550,101; fully collateralized by various U.S. Government obligations, 0.00% - 2.88% due 2/29/24 - 2/15/32; valued at $561,000) (Demand 11/6/20)	550,000	550,000
Bank of Montreal, (0.10%, dated 9/17/20, due 11/17/20; proceeds $200,034; fully collateralized by cash and various U.S. Government obligations, 0.00% - 4.50% due 11/3/20 - 5/15/50 (a); valued at $203,822) (Demand 11/6/20)	200,000	200,000
Bank of Montreal, (0.11%, dated 10/8/20, due 11/9/20; proceeds $300,029; fully collateralized by various U.S. Government agency securities, 2.00% - 4.50% due 10/1/30 - 11/1/50 (a); valued at $309,000) (Demand 11/6/20)	300,000	300,000
Bank of Montreal, (0.11%, dated 10/16/20, due 11/16/20; proceeds $250,024; fully collateralized by various U.S. Government agency securities, 3.00% - 4.00% due 10/1/47 (a); valued at $257,500) (Demand 11/6/20)	250,000	250,000
Bank of Montreal, (0.23%, dated 10/30/20, due 11/2/20; proceeds $70,001; fully collateralized by various U.S. Government agency securities, 0.86% - 6.00% due 4/20/50 - 9/20/70 (a); valued at $73,500)	70,000	70,000
Bank of Montreal, (0.24%, dated 10/13/20, due 11/16/20; proceeds $75,017; fully collateralized by various U.S. Government agency securities, 2.00% - 4.50% due 8/20/48 - 9/20/50 (a); valued at $77,250) (Demand 11/6/20)	75,000	75,000
Bank of Montreal, (0.24%, dated 10/19/20, due 11/18/20; proceeds $75,015; fully collateralized by various U.S. Government agency securities, 0.06% - 6.45% due 10/25/21 - 5/25/50 (a); valued at $78,750) (Demand 11/6/20)	75,000	75,000
Bank of Montreal, (0.24%, dated 10/22/20, due 11/30/20; proceeds $50,013; fully collateralized by various U.S. Government agency securities, 2.00% - 4.50% due 9/20/48 - 3/20/70; valued at $51,665) (Demand 11/6/20)	50,000	50,000
	Face Amount (000)	Value (000)
Barclays Bank PLC, (0.16% (b), dated 3/6/19, due 11/6/20; proceeds $200,543; fully collateralized by a U.S. Government agency security, 2.50% due 10/1/50 valued at $206,029) (Demand 11/2/20)	$200,000	$200,000
Barclays Bank PLC, (0.16% (b), dated 2/20/20, due 11/6/20; proceeds $100,116; fully collateralized by a U.S. Government agency security, 2.50% due 10/1/50 valued at $103,015) (Demand 11/2/20)	100,000	100,000
BMO Capital Markets Corp., (0.12%, dated 10/8/20, due 12/7/20; proceeds $80,016; fully collateralized by various U.S. Government agency securities, 0.75% - 3.50% due 10/8/27 - 10/20/50 and a U.S. Government obligation, 0.00% due 12/22/20; valued at $82,279) (Demand 11/6/20)	80,000	80,000
BMO Capital Markets Corp., (0.23%, dated 10/30/20, due 11/2/20; proceeds $125,002; fully collateralized by various U.S. Government agency securities, 1.63% - 6.10% due 5/20/50 - 6/20/70 (a); valued at $130,706)	125,000	125,000
BMO Capital Markets Corp., (0.24%, dated 10/13/20, due 11/16/20; proceeds $100,023; fully collateralized by various U.S. Government agency securities, 0.00% - 8.13% due 2/25/22 - 5/20/70 and various U.S. Government obligations, 0.00% - 2.00% due 4/22/21 - 8/15/29 (a); valued at $104,641) (Demand 11/6/20)	100,000	100,000
BMO Capital Markets Corp., (0.24%, dated 10/14/20, due 11/23/20; proceeds $100,027; fully collateralized by various U.S. Government agency securities, 0.09% - 6.75% due 10/25/25 - 5/20/70 and various U.S. Government obligations, 0.00% - 3.13% due 4/22/21 - 11/15/28 (a); valued at $104,648) (Demand 11/6/20)	100,000	100,000
BMO Capital Markets Corp., (0.24%, dated 10/19/20, due 11/18/20; proceeds $75,015; fully collateralized by various U.S. Government agency securities, 0.00% - 6.05% due 4/20/50 - 10/20/70 (a); valued at $78,750) (Demand 11/6/20)	75,000	75,000
BMO Capital Markets Corp., (0.24%, dated 10/22/20, due 11/30/20; proceeds $100,026; fully collateralized by various U.S. Government agency securities, 0.00% - 6.05% due 1/25/26 - 10/20/70 (a); valued at $105,022) (Demand 11/6/20)	100,000	100,000
BNP Paribas Securities Corp., (Interest in $1,150,000 joint repurchase agreement, 0.07% dated 10/30/20 under which BNP Paribas Securities Corp., will repurchase the securities provided as collateral for $1,150,007 on 11/2/20. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various U.S. Government obligations with various maturities to 2/15/48; valued at $1,173,000)	500,000	500,000

The accompanying notes are an integral part of the financial statements.

2020 Annual Report

October 31, 2020

Portfolio of Investments (cont'd)

Government Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (cont'd)
BNP Paribas Securities Corp., (0.11%, dated 10/9/20, due 12/8/20; proceeds $1,200,220; fully collateralized by various U.S. Government obligations, 0.00% - 7.63% due 3/25/21 - 8/15/48 (a); valued at $1,224,000) (Demand 11/6/20)	$1,200,000	$1,200,000
BNP Paribas Securities Corp., (0.11%, dated 10/16/20, due 12/15/20; proceeds $1,170,215; fully collateralized by various U.S. Government agency securities, 0.00% - 5.00% due 5/15/22 - 10/1/56 and U.S. Government obligations, 0.00% - 8.13% due 12/15/20 - 5/15/48 (a); valued at $1,195,273) (Demand 11/6/20)	1,170,000	1,170,000
BNP Paribas Securities Corp., (0.28% (b), dated 4/8/20, due 12/4/20; proceeds $300,560; fully collateralized by various U.S. Government agency securities, 0.00% - 7.19% due 12/25/26 - 1/15/53 and U.S. Government obligations, 0.00% - 3.63% due 3/25/21 - 2/15/44; valued at $313,339) (Demand 11/2/20)	300,000	300,000
BNP Paribas Securities Corp., (0.28% (b), dated 9/2/20, due 12/4/20; proceeds $100,072; fully collateralized by various U.S. Government agency securities, 0.00% - 8.60% due 6/1/23 - 8/25/57 and U.S. Government obligations, 0.00% - 3.88% due 3/25/21 - 5/15/46 (a); valued at $103,866) (Demand 11/2/20)	100,000	100,000
BNP Paribas Securities Corp., (0.29% (b), dated 3/12/20, due 3/12/21; proceeds $601,764; fully collateralized by various U.S. Government agency securities, 2.50% - 6.00% due 8/8/33 - 6/20/50 and U.S. Government obligations, 0.00% - 8.13% due 11/10/20 - 2/15/48 (a); valued at $612,502) (Demand 11/2/20)	600,000	600,000
Canadian Imperial Bank of Commerce, (0.10%, dated 10/5/20, due 12/4/20; proceeds $500,083; fully collateralized by various U.S. Government obligations, 0.13% - 3.13% due 2/28/22 - 8/15/45 (a); valued at $510,000) (Demand 11/6/20)	500,000	500,000
Canadian Imperial Bank of Commerce, (0.11%, dated 9/17/20, due 11/6/20; proceeds $400,061; fully collateralized by various U.S. Government obligations, 0.13% - 3.13% due 11/30/21 - 2/15/48 (a); valued at $408,000)	400,000	400,000
Canadian Imperial Bank of Commerce, (0.19%, dated 9/28/20, due 12/28/20; proceeds $200,096; fully collateralized by various U.S. Government agency securities, 0.65% - 6.85% due 1/1/29 - 2/20/70 and U.S. Government obligations, 1.13% - 1.50% due 2/28/22 - 9/30/24 (a); valued at $208,478)	200,000	200,000
	Face Amount (000)	Value (000)
Canadian Imperial Bank of Commerce, (0.19%, dated 10/30/20, due 1/28/21; proceeds $12,006; fully collateralized by various U.S. Government agency securities, 2.62% - 12.04% due 11/1/29 - 2/2/70 (a); valued at $12,520)	$12,000	$12,000
Citibank NA, (0.09%, dated 10/29/20, due 11/5/20; proceeds $500,009; fully collateralized by various U.S. Government agency securities, 0.00% - 9.50% due 1/5/21 - 9/15/65 and U.S. Government obligations, 0.13% - 8.13% due 12/31/20 - 5/15/46 (a); valued at $510,028)	500,000	500,000
Citigroup Global Markets Holdings, Inc., (0.09%, dated 10/27/20, due 11/3/20; proceeds $1,000,018; fully collateralized by various U.S. Government agency securities, 2.00% - 4.50% due 8/20/50 - 10/20/50 and U.S. Government obligations, 1.13% - 3.63% due 2/15/21 - 8/31/21; valued at $1,028,578)	1,000,000	1,000,000
Credit Agricole Corporate and Investment Bank, (Interest in $1,100,000 joint repurchase agreement, 0.09% dated 10/30/20 under which Credit Agricole Corporate and Investment Bank., will repurchase the securities provided as collateral for $1,100,008 on 11/2/20. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various U.S. Government obligations with various maturities to 7/1/50 (a); valued at $1,133,000)	1,100,000	1,100,000
Credit Agricole Corporate and Investment Bank, (0.10%, dated 10/23/20, due 11/23/20; proceeds $1,000,086; fully collateralized by various U.S. Government obligations, 0.13% - 2.50% due 10/15/23 - 5/31/25; valued at $1,020,000) (Demand 11/6/20)	1,000,000	1,000,000
Credit Agricole Corporate and Investment Bank, (0.10%, dated 10/29/20, due 11/30/20; proceeds $500,044; fully collateralized by various U.S. Government obligations, 0.13% - 0.38% due 1/15/23 - 7/15/26; valued at $510,000) (Demand 11/6/20)	500,000	500,000
Credit Suisse AG, (0.23% (b), dated 7/28/20, due 1/25/21; proceeds $150,175; fully collateralized by various U.S. Government agency securities, 0.00% - 7.55% due 1/6/26 - 2/1/57 (a); valued at $157,483) (Demand 11/28/20)	150,000	150,000
Daiwa Capital Markets America, Inc., (0.10%, dated 10/30/20, due 11/2/20; proceeds $200,002; fully collateralized by various U.S. Government agency securities, 0.00% due 2/11/21; valued at $204,002)	200,000	200,000
Fixed Income Clearing Corp., (0.09%, dated 10/30/20, due 11/2/20; proceeds $215,002; fully collateralized by various U.S. Government obligations, 1.50% due 10/31/24; valued at $219,300)	215,000	215,000

The accompanying notes are an integral part of the financial statements.

2020 Annual Report

October 31, 2020

Portfolio of Investments (cont'd)

Government Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (cont'd)
Fixed Income Clearing Corp., (0.09%, dated 10/30/20, due 11/2/20; proceeds $325,002; fully collateralized by various U.S. Government obligations, 0.00% - 3.00% due 2/2/21 - 11/15/47; valued at $331,500)	$325,000	$325,000
Fixed Income Clearing Corp., (0.09%, dated 10/30/20, due 11/2/20; proceeds $3,440,026; fully collateralized by various U.S. Government obligations, 0.13% - 1.75% due 5/31/22 - 3/31/27; valued at $3,508,800)	3,440,000	3,440,000
Goldman Sachs & Co. LLC, (0.09%, dated 10/27/20, due 11/3/20; proceeds $1,500,026; fully collateralized by various U.S. Government obligations, 0.00% - 7.25% due 10/31/20 - 8/15/50; valued at $1,530,000)	1,500,000	1,500,000
ING Financial Markets LLC, (0.09%, dated 10/30/20, due 11/2/20; proceeds $150,001; fully collateralized by various U.S. Government agency securities, 3.50% - 4.00% due 6/1/47 - 7/1/47 and U.S. Government obligations, 1.50% - 2.25% due 2/15/22 - 8/15/29; valued at $153,798)	150,000	150,000
JP Morgan Securities LLC, (0.16% (b), dated 2/26/19, due 11/6/20; proceeds $150,413; fully collateralized by various U.S. Government agency securities, 0.01% - 6.40% due 9/25/25 - 10/16/62 (a); valued at $157,522) (Demand 11/2/20)	150,000	150,000
JP Morgan Securities LLC, (0.08%, dated 10/28/20, due 11/4/20; proceeds $750,012; fully collateralized by Various U.S. Government obligations, 0.00% - 7.63 due 11/30/20 - 6/30/24; valued at $765,009)	750,000	750,000
JP Morgan Securities LLC, (0.08%, dated 10/29/20, due 11/5/20; proceeds $500,008; fully collateralized by a U.S. Government obligation, 1.75% due 6/15/22; valued at $510,005)	500,000	500,000
JP Morgan Securities LLC, (0.08%, dated 10/30/20, due 11/2/20; proceeds $50,000; fully collateralized by a U.S. Government agency security 0.00% due 7/15/32; valued at $51,001)	50,000	50,000
JP Morgan Securities LLC, (0.09%, dated 10/27/20, due 11/3/20; proceeds $725,013; fully collateralized by various U.S. Government agency securities, 2.00% - 8.00% due 2/1/27 - 10/15/55 (a); valued at $746,761)	725,000	725,000
JP Morgan Securities LLC, (0.09%, dated 10/28/20, due 11/4/20; proceeds $850,015; fully collateralized by various U.S. Government agency securities, 0.00% - 6.50% due 10/3/23 - 10/20/50 and U.S. Government obligations, 0.13% - 2.38% due 1/15/23 - 2/29/24 (a); valued at $875,402)	850,000	850,000
	Face Amount (000)	Value (000)
JP Morgan Securities LLC, (0.09%, dated 10/30/20, due 11/2/20; proceeds $200,002; fully collateralized by various U.S. Government agency securities, 0.00% - 7.00% due 4/28/21 - 11/1/50; valued at $205,957)	$200,000	$200,000
JP Morgan Securities LLC, (0.09%, dated 10/30/20, due 11/6/20; proceeds $400,007; fully collateralized by various U.S. Government agency securities, 0.00% - 7.13% due 1/27/23 - 8/13/40; valued at $408,003)	400,000	400,000
JP Morgan Securities LLC, (0.08%, dated 10/27/20, due 11/3/20; proceeds $1,500,023; fully collateralized by various U.S. Government obligations, 0.13% - 2.25% due 10/31/20 - 8/15/23; valued at $1,530,020)	1,500,000	1,500,000
JP Morgan Securities LLC, (0.20% (b), dated 5/13/20, due 1/29/21; proceeds $100,145; fully collateralized by various U.S. Government agency securities, 0.05% - 6.50% due 3/16/30 - 3/16/60; valued at $105,019) (Demand 11/2/20)	100,000	100,000
JP Morgan Securities LLC, (0.30% (b), dated 1/27/20, due 1/29/21; proceeds $225,690; fully collateralized by various U.S. Government agency securities, 0.00% - 6.70% due 10/25/28 - 6/16/61 (a); valued at $236,313) (Demand 11/2/20)	225,000	225,000
JP Morgan Securities LLC, (0.30% (b), dated 2/7/20, due 1/29/21; proceeds $50,149; fully collateralized by various U.S. Government agency securities, 0.07% - 6.20% due 1/20/39 - 6/16/60 (a); valued at $52,514) (Demand 11/2/20)	50,000	50,000
Mizuho Securities USA LLC, (0.25% (b), dated 10/4/18, due 12/4/20; proceeds $100,546; fully collateralized by various U.S. Government agency securities, 4.14% - 9.15% due 9/25/25 - 6/25/27; valued at $105,000) (Demand 11/2/20)	100,000	100,000
Mizuho Securities USA LLC, (0.25% (b), dated 10/23/18, due 12/4/20; proceeds $50,266; fully collateralized by a U.S. Government obligation, 2.13% due 5/31/26; valued at $51,000) (Demand 11/2/20)	50,000	50,000
Mizuho Securities USA LLC, (0.25% (b), dated 1/23/19, due 12/4/20; proceeds $100,469; fully collateralized by various U.S. Government agency securities, 3.97% - 9.15% due 7/25/24 - 10/25/50; valued at $105,000) (Demand 11/2/20)	100,000	100,000
Mizuho Securities USA LLC, (0.25% (b), dated 4/23/19, due 12/4/20; proceeds $50,204; fully collateralized by various U.S. Government obligations, 0.13% - 2.75% due 2/28/25 - 1/15/30; valued at $51,000) (Demand 11/2/20)	50,000	50,000

The accompanying notes are an integral part of the financial statements.

2020 Annual Report

October 31, 2020

Portfolio of Investments (cont'd)

Government Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (cont'd)
Mizuho Securities USA LLC, (0.25% (b), dated 5/20/19, due 12/4/20; proceeds $100,389; fully collateralized by various U.S. Government agency securities, 1.49% - 7.00% due 8/25/41 - 10/25/50; valued at $105,000) (Demand 11/2/20)	$100,000	$100,000
Mizuho Securities USA LLC, (0.25% (b), dated 5/22/19, due 12/4/20; proceeds $100,387; fully collateralized by various U.S. Government agency securities, 1.64% - 1.97% due 3/25/44 - 12/25/44 and U.S. Government obligations, 1.88% - 2.63% due 12/31/23 - 7/31/26; valued at $102,163) (Demand 11/2/20)	100,000	100,000
Mizuho Securities USA LLC, (0.25% (b), dated 11/12/19, due 12/4/20; proceeds $150,401; fully collateralized by various U.S. Government agency securities, 0.00% - 6.15% due 10/27/25 - 1/25/29; valued at $157,500) (Demand 11/2/20)	150,000	150,000
Mizuho Securities USA LLC, (0.25% (b), dated 12/16/19, due 12/4/20; proceeds $350,854; fully collateralized by various U.S. Government agency securities, 0.00% - 6.00% due 7/25/24 - 11/25/51; valued at $367,500) (Demand 11/2/20)	350,000	350,000
Natixis SA, (Interest in $650,000 joint repurchase agreement, 0.07% dated 10/30/20 under which Natixis SA, will repurchase the securities provided as collateral for $650,004 on 11/2/20. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various U.S. Government obligations with various maturities to 8/15/50 (a); valued at $663,000	500,000	500,000
Natixis SA, (Interest in $800,000 joint repurchase agreement, 0.09% dated 10/30/20 under which Natixis SA, will repurchase the securities provided as collateral for $800,006 on 11/2/20. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various U.S. Government obligations with various maturities to 9/1/50 (a); valued at $821,723)	800,000	800,000
Natixis SA, (0.15% (b), dated 4/1/19, due 11/6/20; proceeds $75,180; fully collateralized by various U.S. Government agency securities, 2.50% - 7.00% due 7/1/32 - 8/1/50 and U.S. Government obligations, 0.00% - 8.00% due 5/20/21 - 8/15/50 (a); valued at $77,951) (Demand 11/6/20)	75,000	75,000
Norinchukin Bank, 0.15%, dated 8/20/20, due 11/20/20; proceeds $100,038; fully collateralized by a U.S. Government obligation, 3.63% due 4/15/28; valued at $101,997)	100,000	100,000
	Face Amount (000)	Value (000)
Norinchukin Bank, (0.15%, dated 8/27/20, due 11/25/20; proceeds $775,291; fully collateralized by various U.S. Government obligations, 1.50% - 3.63% due 8/15/26 - 4/15/28; valued at $790,494)	$775,000	$775,000
Norinchukin Bank, (0.15%, dated 8/28/20, due 11/24/20; proceeds $175,064; fully collateralized by a U.S. Government obligation, 3.63% due 4/15/28; valued at $178,505)	175,000	175,000
Norinchukin Bank, (0.16%, dated 8/14/20, due 11/16/20; proceeds $300,125; fully collateralized by various U.S. Government obligations, 2.38% - 3.63% due 5/15/27 - 4/15/28; valued at $305,995)	300,000	300,000
Norinchukin Bank, (0.16%, dated 8/17/20, due 11/17/20; proceeds $225,092; fully collateralized by a U.S. Government obligation, 3.63% due 4/15/28; valued at $229,509)	225,000	225,000
Northwestern Mutual Life Insurance Company, (0.14%, dated 10/30/20, due 11/2/20; proceeds $800,009; fully collateralized by various U.S. Government agency securities, 3.00% - 3.50% due 1/1/43 - 12/1/46; valued at $824,000)	800,000	800,000
Prudential Insurance Company of America, (0.10%, dated 10/30/20, due 11/2/20; proceeds $509,609; fully collateralized by various U.S. Government obligations, 0.01% - 2.88% due 2/15/32 - 2/15/47; valued at $519,797)	509,605	509,605
Prudential Legacy Insurance Company of New Jersey, (0.10%, dated 10/30/20, due 11/2/20; proceeds $918,197; fully collateralized by various U.S. Government obligations, 0.01% due 11/15/29 - 5/15/44; valued at $936,553)	918,189	918,189
RBC Dominion Securities, (0.10%, dated 9/22/20, due 11/23/20; proceeds $500,086; fully collateralized by various U.S. Government agency securities, 2.50% - 3.50% due 2/20/47 - 10/1/50 and U.S. Government obligations, 0.63% - 3.00% due 8/15/30 - 2/15/45 (a); valued at $514,991) (Demand 11/6/20)	500,000	500,000
RBC Dominion Securities, (0.10%, dated 10/30/20, due 11/30/20; proceeds $250,022; fully collateralized by various U.S. Government obligations, 0.00% - 3.13% due 1/7/21 - 8/15/47; valued at $255,000) (Demand 11/6/20)	250,000	250,000
RBC Dominion Securities, (0.11%, dated 9/17/20, due 11/17/20; proceeds $600,112; fully collateralized by various U.S. Government obligations, 0.00% - 6.00% due 12/24/20 - 5/15/48 (a); valued at $612,000) (Demand 11/6/20)	600,000	600,000

The accompanying notes are an integral part of the financial statements.

2020 Annual Report

October 31, 2020

Portfolio of Investments (cont'd)

Government Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (cont'd)
Royal Bank of Canada, (0.10%, dated 10/16/20, due 11/16/20; proceeds $500,043; fully collateralized by various U.S. Government agency securities, 2.00% - 6.00% due 1/1/28 - 7/1/56 (a); valued at $515,000) (Demand 11/6/20)	$500,000	$500,000
Wells Fargo Securities LLC, (0.09%, dated 10/29/20, due 11/5/20; proceeds $250,004; fully collateralized by various U.S. Government agency securities, 2.50% - 4.50% due 12/20/32 - 9/20/50 (a); valued at $257,500)	250,000	250,000
Wells Fargo Securities LLC, (Interest in $565,000 joint repurchase agreement, 0.09% dated 10/30/20 under which Wells Fargo Securities LLC, will repurchase the securities provided as collateral for $565,004 on 11/2/20. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various U.S. Government agency securities with various maturities to 11/1/50 (a); valued at $581,950)	494,000	494,000
Total Repurchase Agreements (Cost $32,138,794)		32,138,794
U.S. Agency Securities (23.1%)
Federal Farm Credit Bank, 3 Month USD LIBOR - 0.17%, 0.05%, 1/27/21 (b)	263,000	263,000
1 Month USD LIBOR - 0.02%, 0.12%, 1/6/21 (b)	130,000	129,997
0.13%, 11/2/21 (c)	275,000	274,967
SOFR + 0.04%, 0.13%, 2/9/21 (b)	62,000	62,000
0.13%, 4/6/21 - 9/28/21 (d)	53,000	52,951
0.14%, 7/20/21 - 7/28/21 (d)	15,000	14,985
1 Month USD LIBOR + 0.00%, 0.15%, 12/16/20 (b)	121,000	120,992
1 Month USD LIBOR + 0.01%, 0.15%, 12/29/20 (b)	200,000	199,999
SOFR + 0.07%, 0.16%, 8/20/21 (b)	40,000	40,000
1 Month USD LIBOR + 0.01%, 0.16%, 11/20/20 (b)	50,000	49,998
SOFR + 0.08%, 0.17%, 6/10/21 - 7/9/21 (b)	72,500	72,446
0.17%, 9/17/21 (b)	23,500	23,484
1 Month USD LIBOR + 0.03%, 0.17%, 1/22/21 (b)	270,000	269,995
1 Month USD LIBOR + 0.04%, 0.18%, 2/11/21 (b)	345,000	345,000
0.18%, 3/2/21 - 4/8/21 (d)	145,000	144,892
SOFR + 0.10%, 0.19%, 5/7/21 (b)	49,000	49,000
0.20%, 4/5/21 (d)	50,000	49,957
SOFR + 0.13%, 0.22%, 2/11/22 - 3/9/22 (b)	182,000	182,000
1 Month USD LIBOR + 0.08%, 0.23%, 2/10/21 - 8/25/21 (b)	490,000	489,998
1 Month USD LIBOR + 0.09%, 0.23%, 4/21/21 - 8/30/21 (b)	123,000	123,000
1 Month USD LIBOR + 0.09%, 0.24%, 9/13/21 (b)	90,000	90,000
	Face Amount (000)	Value (000)
1 Month USD LIBOR + 0.10%, 0.24%, 8/5/21 (b)	$277,000	$277,000
3 Month Treasury Money Market Yield + 0.14%, 0.24%, 9/17/21 (b)	153,350	153,163
1 Month USD LIBOR + 0.10%, 0.25%, 7/28/21 - 12/23/21 (b)	518,000	518,000
Daily FCPR - 3.00%, 0.25%, 11/29/21 (b)	100,000	100,000
1 Month USD LIBOR + 0.11%, 0.26%, 7/9/21 - 12/10/21 (b)	332,000	332,000
SOFR + 0.19%, 0.28%, 11/18/21 - 7/14/22 (b)	145,000	145,000
1 Month USD LIBOR + 0.16%, 0.31%, 1/25/21 (b)	49,000	49,012
Daily FCPR - 2.92%, 0.34%, 12/17/20 (b)	100,000	99,999
3 Month Treasury Money Market Yield + 0.26%, 0.36%, 5/17/21 - 6/17/21 (b)	273,000	272,988
0.40%, 12/15/20 - 12/22/20 (d)	58,000	57,970
SOFR + 0.32%, 0.41%, 1/12/22 (b)	200,000	200,000
0.52%, 1/15/21 (d)	75,000	74,920
0.53%, 2/17/21 (d)	50,000	49,921
0.55%, 3/17/21 (d)	75,000	74,845
Federal Home Loan Bank, SOFR + 0.02%, 0.11%, 2/9/21 (b)	300,000	300,000
0.11%, 11/12/20 (d)	93,000	92,997
SOFR + 0.03%, 0.12%, 1/29/21 (b)	275,000	275,000
3 Month USD LIBOR - 0.11%, 0.12%, 4/8/21 (b)	700,000	700,000
0.12%, 3/17/21 (d)	198,000	197,911
SOFR + 0.04%, 0.13%, 2/9/21 - 4/23/21 (b)	1,362,000	1,362,000
0.13%, 6/15/21 - 10/13/21	496,140	496,118
1 Month USD LIBOR - 0.02%, 0.14%, 11/27/20 (b)	500,000	500,000
SOFR + 0.05%, 0.14%, 11/13/20 - 1/28/21 (b)	669,000	669,000
SOFR + 0.07%, 0.16%, 2/26/21 (b)	464,000	464,000
0.16%, 11/18/20 - 1/6/21 (d)	304,000	303,955
SOFR + 0.08%, 0.17%, 3/4/21 - 7/23/21 (b)	554,000	553,869
SOFR + 0.10%, 0.19%, 7/9/21 (b)	75,000	75,000
SOFR + 0.12%, 0.21%, 2/10/22 - 2/28/22 (b)	994,800	994,800
0.21%, 4/12/21 - 4/22/21 (d)	435,000	434,575
SOFR + 0.14%, 0.23%, 1/8/21 (b)	50,000	50,000
SOFR + 0.24%, 0.33%, 12/24/20 (b)	100,000	100,000
SOFR + 0.35%, 0.44%, 3/28/22 (b)	500,000	500,000
Federal Home Loan Mortgage Corp.,
SOFR + 0.03%, 0.12%, 2/24/21 (b)	195,000	195,000
SOFR + 0.05%, 0.14%, 3/5/21 (b)	449,600	449,600
SOFR + 0.10%, 0.19%, 9/9/22 (b)	250,000	250,000
SOFR + 0.15%, 0.24%, 3/4/22 (b)	307,000	307,000
SOFR + 0.18%, 0.27%, 12/13/21 (b)	350,000	350,000
SOFR + 0.20%, 0.29%, 3/11/22 (b)	340,000	340,000
SOFR + 0.26%, 0.35%, 5/5/22 (b)	548,000	548,000
SOFR + 0.30%, 0.39%, 10/25/21 (b)	174,000	174,000

The accompanying notes are an integral part of the financial statements.

2020 Annual Report

October 31, 2020

Portfolio of Investments (cont'd)

Government Portfolio

	Face Amount (000)	Value (000)
U.S. Agency Securities (cont'd)
SOFR + 0.32%, 0.41%, 9/23/21 - 9/30/21 (b)	$950,000	$950,000
Federal National Mortgage Association, SOFR + 0.11%, 0.20%, 3/4/22 (b)	125,000	125,000
SOFR + 0.16%, 0.25%, 9/16/21 (b)	150,000	150,000
SOFR + 0.20%, 0.29%, 12/16/21 (b)	650,000	650,000
SOFR + 0.22%, 0.31%, 3/16/22 - 5/9/22 (b)	1,168,000	1,168,000
SOFR + 0.30%, 0.39%, 4/28/22 (b)	295,000	295,000
SOFR + 0.31%, 0.40%, 10/25/21 - 1/24/22 (b)	400,000	400,000
SOFR + 0.32%, 0.41%, 4/27/22 (b)	100,000	100,000
SOFR + 0.35%, 0.44%, 4/7/22 (b)	250,000	250,000
SOFR + 0.36%, 0.45%, 1/20/22 (b)	400,000	400,000
SOFR + 0.39%, 0.48%, 4/15/22 (b)	200,000	200,000
U.S. International Development Finance Corporation., 0.15%, 11/6/20 (b)	9,291	9,291
0.16%, 11/6/20 (b)	22,000	22,000
0.18%, 11/6/20 (b)	3,500	3,500
Total U.S. Agency Securities (Cost $20,859,095)		20,859,095
U.S. Treasury Securities (42.8%)
U.S. Treasury Bills, 0.10%, 11/10/20 - 1/26/21 (e)	5,620,000	5,619,403
0.11%, 2/4/21 - 4/6/21 (c)(e)	1,800,000	1,799,408
0.11%, 11/3/20 - 4/6/21 (e)	14,617,720	14,615,090
0.12%, 2/16/21 (c)(e)	250,000	249,927
0.12%, 11/19/20 - 4/29/21 (e)	11,572,712	11,569,810
0.13%, 12/29/20 (c)(e)	968,530	968,387
0.13%, 12/29/20 - 3/18/21 (e)	1,720,000	1,719,422
0.14%, 12/1/20 - 4/22/21 (e)	1,729,272	1,728,953
0.15%, 11/12/20 (e)	300,000	299,988
U.S. Treasury Note, 3 Month Treasury Money Market Yield + 0.30%, 0.40%, 11/2/20 (b)	100,000	100,000
Total U.S. Treasury Securities (Cost $38,670,388)		38,670,388
Total Investments (101.5%) (Cost $91,668,277) (f)(g)		91,668,277
Liabilities in Excess of Other Assets (-1.5%)		(1,357,000)
Net Assets (100.0%)		$90,311,277

(a)  Perpetual — One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time, after which they revert to a floating rate. Interest rates in effect are as of October 31, 2020.

(b)  Floating or variable rate securities: The rates disclosed are as of October 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Portfolio of Investments.

(c)  All or a portion of the security is subject to delayed delivery.
(d)  Purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.

(e)  Rate shown is the yield to maturity at October 31, 2020.

(f)  Securities are available for collateral in connection with securities purchased on a forward commitment basis.

(g)  The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes.

FCPR  Federal Reserve Bank Prime Loan Rate U.S.

LIBOR  London Interbank Offered Rate.

SOFR  Secured Overnight Financing Rate.

USD  United States Dollar.

Portfolio Composition

Classification	Percentage of Total Investments
U.S. Treasury Securities	42.2%
Repurchase Agreements	35.1
U.S. Agency Securities	22.7
Total Investments	100.0%

The accompanying notes are an integral part of the financial statements.

2020 Annual Report

October 31, 2020

Investment Overview (unaudited)

Government Securities Portfolio

The Government Securities Portfolio seeks preservation of capital, daily liquidity and maximum current income. The Fund seeks to maintain a stable net asset value of $1.00 per share by investing substantially all of its assets in U.S. Treasury obligations and certain U.S. government securities, the interest from which is generally exempt from state income taxation.

Performance

For the fiscal period ended October 31, 2020, the Fund's Institutional Share Class had a total return of 0.61%. For the seven-day period ended October 31, 2020, the Fund's Institutional Share Class provide an annualized current yield of 0.01% (subsidized) and -0.10% (non subsidized), while its 30-day moving average annualized yield was 0.01% (subsidized) and -0.09% (non-subsidized). Yield quotation more closely reflects the current earnings of the Fund than the total return. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. Past performance is no guarantee of future results.

Factors Affecting Performance

•  As widely expected, the Federal Reserve (Fed) cut interest rates for the third time in 2019 at its October Federal Open Market Committee (FOMC or Committee) meeting. In the prepared statement, the Committee dropped its pledge to "act as appropriate to sustain the expansion," while adding in promises to monitor incoming data as members "assess the appropriate path of the target for the federal funds rate." Changes to the statement suggested that policy makers were comfortable leaving interest rates on hold in the near term, while the market ended the month pricing in less than one additional rate cut over the next year. In addition, on October 11, 2019, the Fed announced that it would begin buying $60 billion of Treasury bills per month to improve its control over monetary policy, with a goal of expanding its balance sheet to $1.7 trillion by year-end 2019. While purely technical in nature, short-end Treasuries rallied on the back of the news, further flattening the yield curve. At the same time, the Fed also announced that it will "conduct term and overnight repurchase agreement operations at least through January of next year to ensure that the supply of reserves remains ample."

•  The Fed convened on December 10, 2019, for its last meeting of the calendar year. Chairman Powell and the FOMC voted to keep the federal funds rate unchanged at 1.50% to 1.75%. Chairman Powell signaled to the market that the Fed was comfortable with current policy and would take a "wait and see" approach going forward. The Federal Reserve press release stated that the current stance of monetary policy was appropriate to support economic expansion, strong labor markets and inflation near the FOMC's symmetric 2% objective. Overall, 2019 was eventful for the Fed and Chairman Powell. Entering 2019, investors expected rates to rise systematically during the year, but received quite the opposite policy action.

•  For the fourth quarter of 2019, gross domestic product (GDP) growth came in at 2.4% (annualized), slightly above market estimates.i Personal spending and business investment were weaker, but GDP growth was aided by the housing market. Non-farm payrolls averaged 197,000 during the fourth quarter with the unemployment rate remaining low at 3.5% in December 2019.ii

•  On January 28, 2020, the Fed held its first policy meeting of the new decade. Although the federal funds rate was unchanged at 1.50% to 1.75%, policy committee members opted to increase the interest on excess reserves (IOER) rate by 5 basis points to 1.60%. The modification was a technical adjustment done in part to move the IOER rate closer to middle of the fed funds range from the lower end where it had trended in recent months. While most commentary was left unchanged in the accompanying press release, the Fed downgraded household spending from "strong" to "moderate." Similarly, the press release indicated that inflation needs to "return" to its 2% target rather than stay "near" the target, which had been used in previous press releases. Overall, the first meeting of 2020 was benign, as Chairman Powell viewed current policy as "appropriate." He reiterated that without any material change in the data going forward, policy was likely to remain unchanged. The January 2020 Fed statement did not address the emerging coronavirus epidemic, but Chairman Powell discussed the risk to the global economy in his press conference.

2020 Annual Report

October 31, 2020

Investment Overview (unaudited) (cont'd)

Government Securities Portfolio

•  Throughout February 2020, investors flocked into relative safe-haven securities as fears of COVID-19 took center stage, sending the yield on the 10-year Treasury to its lowest level since 2016. In Europe, the entire German yield curve fell back below 0%. On February 25, 2020, the 10-year U.S. Treasury yield fell to a record low amid concern that the global spread of the virus was threatening supply chains critical to economic growth. The 30-year U.S. Treasury ended the month at record lows of 1.676%.iii

•  As COVID-19 continued to spread rapidly around the world in early 2020, central bankers' fears surrounding potential impacts began to materialize. Responding to the economic impact of the virus, the Fed conducted two unscheduled meetings in March 2020, which resulted in monetary easing and more accommodative monetary policy. The Fed lowered the target range for the federal funds rate to 0.00% to 0.25%. In addition to the rate cut, the Fed implemented several facilities to alleviate stresses in the marketplace. Most notably for short-term fixed income markets, these include the Money Market Mutual Fund Liquidity Facility (MMLF), Commercial Paper Funding Facility (CPFF) and Primary Dealer Credit Facility (PDCF). The Fed's overall goal was to ease the flow of credit across the broader fixed income markets and increase market confidence with their actions. Additionally, the FOMC announced an open-ended quantitative easing program that will increase its holdings of Treasury securities, agency mortgage-backed securities and commercial mortgage-backed securities in the amount needed to support the smooth functioning of these markets. The governmental actions taken, not only on the monetary side but also through fiscal stimulus aid, served to calm markets and support improved liquidity in the market.

•  First quarter 2020 GDP growth came in at -5.0% and initial jobless claims surged to around 30 million. While extraordinarily weak readings were anticipated as a result of the temporary pause across many parts of the economy, both data points underperformed expectations. Fed Chairman Powell noted in his press conference that the current policy was appropriate while acknowledging that "the ongoing public health crisis will weigh heavily on economic activity, employment and inflation in the near term, and poses considerable risks to the economic outlook over the medium term." The chairman also noted that the Committee will "maintain this target range until it is confident that the economy has weathered recent events."

•  At the April 29, 2020 meeting, the FOMC decided to keep the target range for the federal funds rate unchanged at 0.00% to 0.25%. This was the first meeting since tangible economic data had been collected on the coronavirus impact. The Committee noted that the virus had catalyzed significant job losses and steep drawdowns in both consumer spending and consumer confidence.

•  As expected, the FOMC kept the range for the federal funds rate unchanged at 0.00% to 0.25% at the conclusion of its June 2020 meeting. The FOMC pledged to "continue to monitor the implications of incoming information for the economic outlook, including information related to public health, as well as global developments and muted inflation pressures, and will use its tools and act as appropriate to support the economy." The press release stated the FOMC will "increase its holdings" of Treasury securities and agency mortgage-backed securities at paces of $80 billion and $40 billion, respectively. However, publicizing the dollar figure diverges from previous meetings, which stated purchases would be conducted "in the amounts needed." In their updated dot plot, officials unanimously expected to keep rates at current levels through 2021, while 15 of the 17 officials expected rates to remain unchanged through 2022. As a result, the average federal funds forecast for 2020 and 2021 fell significantly.

•  Due to business shutdowns and stay-at-home orders, second quarter 2020 GDP contracted by -31.4% (annualized), the sharpest downturn since the 1940s. Personal spending fell by -34.5%, the largest slump on record. While the economic hit was well anticipated, the path of the recovery is linked to the complexity of the pandemic impact across the country. Ongoing unemployment benefits still remained high at 17 million at the end of July 2020, and the unemployment rate was at 10.2%. Personal spending has since improved, but uncertainty remained on how quickly and broadly the U.S. economy would fare in the second half of 2020.

2020 Annual Report

October 31, 2020

Investment Overview (unaudited) (cont'd)

Government Securities Portfolio

•  In the July 2020 meeting, the FOMC kept the range for the federal funds rate unchanged at 0.00% to 0.25%. Although no structural policy changes were made in the month, the Fed extended the duration of its pandemic lending facilities such as the MMLF, PDCF and others to December 31, 2020. Many of the pandemic lending facilities were set to expire at the end of September 2020. Economic activity and employment have "picked up somewhat," the July 2020 release noted, but such data are "well below" pre-pandemic levels. While Chairman Powell and the Committee acknowledged positive economic data, they believe the "path of the economy will depend significantly on the course of the virus." Going forward, the FOMC continued to pledge that it "will use its tools and act as appropriate to support the economy."

•  Minutes from the July 2020 FOMC meeting indicated that U.S. central bankers "agreed that the ongoing public health crisis would weigh heavily on economic activity, employment and inflation in the near term and was posing considerable risks to the economic outlook over the medium term." Chairman Powell reiterated this sentiment when he said the path forward for the economy was "extraordinarily uncertain" and would remain dependent on containing the virus.

•  The annual Jackson Hole conference in August 2020 was notable in that Chairman Powell announced a new approach to monetary policy, one that takes a more relaxed stance on inflation and unemployment. A highlight from the released text indicated that the "Committee seeks to achieve inflation that averages 2% over time, and therefore judges that, following periods when inflation has been running persistently below 2%, appropriate monetary policy will likely aim to achieve inflation moderately above 2% for some time." In essence, the Fed has adopted a flexible form of average inflation targets as the key driver of monetary policy going forward.

•  Fed officials kept the benchmark policy rate unchanged at their September 2020 FOMC meeting, signaling they expect to maintain an accommodative stance of monetary policy until they achieve inflation averaging 2% over time and longer-term inflation expectations remain well anchored at 2%. The newly released dot plot showed that bankers expected near zero interest rates through 2023.

•  Third quarter 2020 GDP rose by a record 33.1% (annualized) following a -31.4% drop (annualized) in the second quarter due to pandemic-related shutdowns. The rebound reflects the gradual reopening of businesses and the strength of the resilient consumer. Consumer spending rose 1.4% in September 2020 versus the prior month,iv and the employment picture has continued to improve. Unemployment claims continued to trend lower and the unemployment rate stood at 6.9% in October 2020. While the U.S. economy is heading into the final quarter of 2020 with momentum, rising virus cases are making the growth outlook less certain.

Management Strategies

•  As of October 31, 2020, the Fund had net assets of approximately $7.0 billion. The Fund's weighted average maturity (WAM) and weighted average life (WAL) were 46 days and 92 days, respectively.

•  We continued to ensure high levels of liquidity and manage the portfolio to be responsive to changes in market conditions and interest rate levels. We purchased U.S. government agency and Treasury debt, both fixed and floating-rate, and remained focused on portfolio liquidity while maintaining a competitive return for investors.

i  Source for GDP data used in this report: Bureau of Economic Analysis and Bloomberg L.P.

ii  Source for employment data used in this report: Bureau of Labor Statistics and Bloomberg L.P.

iii  Source: Bloomberg L.P.

iv  Source: Bureau of Economic Analysis.

2020 Annual Report

October 31, 2020

Portfolio of Investments

Government Securities Portfolio

	Face Amount (000)	Value (000)
U.S. Agency Securities (30.7%)
Federal Farm Credit Bank, 3 Month USD LIBOR - 0.17%, 0.05%, 1/27/21 (a)	$10,000	$10,000
0.07%, 11/9/20 (a)	12,750	12,750
0.10%, 11/4/20 - 11/19/20 (b)	34,000	33,999
0.11%, 4/16/21 (b)	5,000	4,998
1 Month USD LIBOR - 0.02%, 0.12%, 1/6/21 (a)	20,000	19,999
0.12%, 2/12/21 (b)	5,000	4,998
0.13%, 11/2/21 (c)	20,000	19,998
0.13%, 8/3/21 (b)	10,020	10,010
SOFR + 0.08%, 0.17%, 6/10/21 - 7/9/21 (a)	62,000	61,936
0.17%, 9/17/21 (a)	10,000	9,993
1 Month USD LIBOR + 0.04%, 0.18%, 2/11/21 (a)	20,000	20,000
Daily FCPR - 3.05%, 0.20%, 3/9/22 (a)	50,000	49,993
0.20%, 4/5/21 (b)	8,000	7,993
1 Month USD LIBOR + 0.08%, 0.23%, 2/10/21 (a)	10,000	10,000
1 Month USD LIBOR + 0.09%, 0.23%, 4/21/21 (a)	20,000	20,000
1 Month USD LIBOR + 0.10%, 0.24%, 8/5/21 (a)	15,000	15,000
1 Month USD LIBOR + 0.11%, 0.26%, 7/9/21 - 12/10/21 (a)	15,000	15,000
3 Month Treasury Money Market Yield + 0.16%, 0.26%, 1/19/21 (a)	25,000	25,001
0.34%, 1/15/21 (b)	50,000	49,965
2.75%, 12/14/20	50,500	50,654
Federal Home Loan Bank, 0.08%, 11/27/20 (b)	125,000	124,993
0.09%, 12/2/20 - 1/4/21 (b)	450,00	449,948
SOFR + 0.02%, 0.11%, 2/9/21 (a)	300,000	300,000
0.11%, 11/4/20 - 11/12/20 (b)	67,200	67,200
SOFR + 0.03%, 0.12%, 1/21/21 - 1/29/21 (a)	120,000	120,000
0.12%, 3/17/21 (b)	24,530	24,519
SOFR + 0.04%, 0.13%, 2/9/21 - 4/23/21 (a)	279,000	279,000
0.13%, 6/15/21	18,000	17,999
SOFR + 0.05%, 0.14%, 11/13/20 - 1/28/21 (a)	40,000	39,999
SOFR + 0.07%, 0.16%, 2/26/21 (a)	5,000	5,000
SOFR + 0.08%, 0.17%, 3/4/21 - 6/11/21 (a)	30,000	30,000
0.17%, 12/23/20 (b)	25,000	24,994
SOFR + 0.09%, 0.18%, 12/4/20 - 10/5/22 (a)	135,000	135,000
SOFR + 0.12%, 0.21%, 2/10/22 - 2/28/22 (a)	18,000	18,000
SOFR + 0.14%, 0.23%, 3/10/21 (a)	35,000	35,000
SOFR + 0.16%, 0.25%, 1/7/21 (a)	10,000	10,000
Federal National Mortgage Association SOFR + 0.22%, 0.31%, 11/2/20 (a)	12,000	12,000
Total U.S. Agency Securities (Cost $2,145,939)		2,145,939
U.S. Treasury Securities (70.9%)
U.S. Treasury Bills, 0.09%, 11/3/20 - 11/24/20 (d)	260,000	259,992
0.10%, 2/16/21 (c)(d)	45,000	44,988
	Face Amount (000)	Value (000)
0.10%, 11/10/20 - 1/7/21 (d)	$1,375,000	$1,374,907
0.11%, 12/1/20 - 2/9/21 (c)(d)	130,000	129,975
0.11%, 11/27/20 - 4/29/21 (d)	1,497,865	1,497,558
0.12%, 12/10/20 - 3/30/21 (d)	720,000	719,812
0.13%, 12/29/20 (c)(d)	50,000	49,993
0.13%, 12/15/20 - 3/18/21 (d)	400,794	400,711
0.14%, 4/22/21 (d)	25,000	24,983
0.15%, 11/12/20 (d)	100,000	99,996
0.16%, 3/25/21 (d)	40,000	39,975
0.17%, 12/3/20 (d)	25,000	24,996
U.S. Treasury Notes, 3 Month Treasury Money Market Yield + 0.12%, 0.22%, 1/31/21 (a)	75,000	74,992
3 Month Treasury Money Market Yield + 0.22%, 0.32%, 7/31/21 (a)	15,000	14,998
3 Month Treasury Money Market Yield + 0.30%, 0.40%, 10/31/21 (a)	203,000	203,360
Total U.S. Treasury Securities (Cost $4,961,236)		4,961,236
Total Investments (101.6%) (Cost $7,107,175) (e)(f)		7,107,175
Liabilities in Excess of Other Assets (-1.6%)		(110,647)
Net Assets (100.0%)		$6,996,528

(a)  Floating or variable rate securities: The rates disclosed are as of October 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Portfolio of Investments.

(b)  Purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.

(c)  All or a portion of the security is subject to delayed delivery.

(d)  Rate shown is the yield to maturity at October 31, 2020.

(e)  Securities are available for collateral in connection with securities purchased on a forward commitment basis.

(f)  The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes.

FCPR  Federal Reserve Bank Prime Loan Rate U.S.

LIBOR  London Interbank Offered Rate.

SOFR  Secured Overnight Financing Rate.

USD  United States Dollar.

Portfolio Composition

Classification	Percentage of Total Investments
U.S. Treasury Securities	69.8%
U.S. Agency Securities	30.2
Total Investments	100.0%

The accompanying notes are an integral part of the financial statements.

2020 Annual Report

October 31, 2020

Investment Overview

Treasury Portfolio

The Treasury Portfolio seeks preservation of capital, daily liquidity and maximum current income. The Fund seeks to maintain a stable net asset value of $1.00 per share by investing exclusively in U.S. Treasury obligations, which are backed by the full faith and credit of the U.S. government, and repurchase agreements collateralized by such securities.

Performance

For the fiscal period ended October 31, 2020, the Fund's Institutional Share Class had a total return of 0.57%. For the seven-day period ended October 31, 2020, the Fund's Institutional Share Class provide an annualized current yield of 0.01% (subsidized) and -0.05% (non-subsidized), while its 30-day moving average annualized yield was 0.01% (subsidized) and -0.05% (non-subsidized). Yield quotation more closely reflects the current earnings of the Fund than the total return. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. Past performance is no guarantee of future results.

Factors Affecting Performance

•  As widely expected, the Federal Reserve (Fed) cut interest rates for the third time in 2019 at its October Federal Open Market Committee (FOMC or Committee) meeting. In the prepared statement, the Committee dropped its pledge to "act as appropriate to sustain the expansion," while adding in promises to monitor incoming data as members "assess the appropriate path of the target for the federal funds rate." Changes to the statement suggested that policy makers were comfortable leaving interest rates on hold in the near term, while the market ended the month pricing in less than one additional rate cut over the next year. In addition, on October 11, 2019, the Fed announced that it would begin buying $60 billion of Treasury bills per month to improve its control over monetary policy, with a goal of expanding its balance sheet to $1.7 trillion by year-end 2019. While purely technical in nature, short-end Treasuries rallied on the back of the news, further flattening the yield curve. At the same time, the Fed also announced that it will "conduct term and overnight repurchase agreement operations at least through January of next year to ensure that the supply of reserves remains ample."

•  The Fed convened on December 10, 2019, for its last meeting of the calendar year. Chairman Powell and the FOMC voted to keep the federal funds rate unchanged at 1.50% to 1.75%. Chairman Powell signaled to the market that the Fed was comfortable with current policy and would take a "wait and see" approach going forward. The Federal Reserve press release stated that the current stance of monetary policy was appropriate to support economic expansion, strong labor markets and inflation near the FOMC's symmetric 2% objective. Overall, 2019 was eventful for the Fed and Chairman Powell. Entering 2019, investors expected rates to rise systematically during the year, but received quite the opposite policy action.

•  For the fourth quarter of 2019, gross domestic product (GDP) growth came in at 2.4% (annualized), slightly above market estimates.i Personal spending and business investment were weaker, but GDP growth was aided by the housing market. Non-farm payrolls averaged 197,000 during the fourth quarter with the unemployment rate remaining low at 3.5% in December 2019.ii

•  On January 28, 2020, the Fed held its first policy meeting of the new decade. Although the federal funds rate was unchanged at 1.50% to 1.75%, policy committee members opted to increase the interest on excess reserves (IOER) rate by 5 basis points to 1.60%. The modification was a technical adjustment done in part to move the IOER rate closer to middle of the fed funds range from the lower end where it had trended in recent months. While most commentary was left unchanged in the accompanying press release, the Fed downgraded household spending from "strong" to "moderate." Similarly, the press release indicated that inflation needs to "return" to its 2% target rather than stay "near" the target, which had been used in previous press releases. Overall, the first meeting of 2020 was benign, as Chairman Powell viewed current policy as "appropriate." He reiterated that without any material change in the data going forward, policy was likely to remain unchanged. The January 2020 Fed statement did not address the emerging coronavirus epidemic, but Chairman Powell discussed the risk to the global economy in his press conference.

•  Throughout February 2020, investors flocked into relative safe-haven securities as fears of COVID-19 took center stage, sending the yield on the 10-year

2020 Annual Report

October 31, 2020

Investment Overview (cont'd)

Treasury Portfolio

Treasury to its lowest level since 2016. In Europe, the entire German yield curve fell back below 0%. On February 25, 2020, the 10-year U.S. Treasury yield fell to a record low amid concern that the global spread of the virus was threatening supply chains critical to economic growth. The 30-year U.S. Treasury ended the month at record lows of 1.676%.iii

•  As COVID-19 continued to spread rapidly around the world in early 2020, central bankers' fears surrounding potential impacts began to materialize. Responding to the economic impact of the virus, the Fed conducted two unscheduled meetings in March 2020, which resulted in monetary easing and more accommodative monetary policy. The Fed lowered the target range for the federal funds rate to 0.00% to 0.25%. In addition to the rate cut, the Fed implemented several facilities to alleviate stresses in the marketplace. Most notably for short-term fixed income markets, these include the Money Market Mutual Fund Liquidity Facility (MMLF), Commercial Paper Funding Facility (CPFF) and Primary Dealer Credit Facility (PDCF). The Fed's overall goal was to ease the flow of credit across the broader fixed income markets and increase market confidence with their actions. Additionally, the FOMC announced an open-ended quantitative easing program that will increase its holdings of Treasury securities, agency mortgage-backed securities and commercial mortgage-backed securities in the amount needed to support the smooth functioning of these markets. The governmental actions taken, not only on the monetary side but also through fiscal stimulus aid, served to calm markets and support improved liquidity in the market.

•  First quarter 2020 GDP growth came in at -5.0% and initial jobless claims surged to around 30 million. While extraordinarily weak readings were anticipated as a result of the temporary pause across many parts of the economy, both data points underperformed expectations. Fed Chairman Powell noted in his press conference that the current policy was appropriate while acknowledging that "the ongoing public health crisis will weigh heavily on economic activity, employment and inflation in the near term, and poses considerable risks to the economic outlook over the medium term." The chairman also noted that the Committee will "maintain this target range until it is confident that the economy has weathered recent events."

•  At the April 29, 2020 meeting, the FOMC decided to keep the target range for the federal funds rate unchanged at 0.00% to 0.25%. This was the first meeting since tangible economic data had been collected on the coronavirus impact. The Committee noted that the virus had catalyzed significant job losses and steep drawdowns in both consumer spending and consumer confidence.

•  As expected, the FOMC kept the range for the federal funds rate unchanged at 0.00% to 0.25% at the conclusion of its June 2020 meeting. The FOMC pledged to "continue to monitor the implications of incoming information for the economic outlook, including information related to public health, as well as global developments and muted inflation pressures, and will use its tools and act as appropriate to support the economy." The press release stated the FOMC will "increase its holdings" of Treasury securities and agency mortgage-backed securities at paces of $80 billion and $40 billion, respectively. However, publicizing the dollar figure diverges from previous meetings, which stated purchases would be conducted "in the amounts needed." In their updated dot plot, officials unanimously expected to keep rates at current levels through 2021, while 15 of the 17 officials expected rates to remain unchanged through 2022. As a result, the average federal funds forecast for 2020 and 2021 fell significantly.

•  Due to business shutdowns and stay-at-home orders, second quarter 2020 GDP contracted by -31.4% (annualized), the sharpest downturn since the 1940s. Personal spending fell by -34.5%, the largest slump on record. While the economic hit was well anticipated, the path of the recovery is linked to the complexity of the pandemic impact across the country. Ongoing unemployment benefits still remained high at 17 million at the end of July 2020, and the unemployment rate was at 10.2%. Personal spending has since improved, but uncertainty remained on how quickly and broadly the U.S. economy would fare in the second half of 2020.

•  In the July 2020 meeting, the FOMC kept the range for the federal funds rate unchanged at 0.00% to 0.25%. Although no structural policy changes

2020 Annual Report

October 31, 2020

Investment Overview (cont'd)

Treasury Portfolio

were made in the month, the Fed extended the duration of its pandemic lending facilities such as the MMLF, PDCF and others to December 31, 2020. Many of the pandemic lending facilities were set to expire at the end of September 2020. Economic activity and employment have "picked up somewhat," the July 2020 release noted, but such data are "well below" pre-pandemic levels. While Chairman Powell and the Committee acknowledged positive economic data, they believe the "path of the economy will depend significantly on the course of the virus." Going forward, the FOMC continued to pledge that it "will use its tools and act as appropriate to support the economy."

•  Minutes from the July 2020 FOMC meeting indicated that U.S. central bankers "agreed that the ongoing public health crisis would weigh heavily on economic activity, employment and inflation in the near term and was posing considerable risks to the economic outlook over the medium term." Chairman Powell reiterated this sentiment when he said the path forward for the economy was "extraordinarily uncertain" and would remain dependent on containing the virus.

•  The annual Jackson Hole conference in August 2020 was notable in that Chairman Powell announced a new approach to monetary policy, one that takes a more relaxed stance on inflation and unemployment. A highlight from the released text indicated that the "Committee seeks to achieve inflation that averages 2% over time, and therefore judges that, following periods when inflation has been running persistently below 2%, appropriate monetary policy will likely aim to achieve inflation moderately above 2% for some time." In essence, the Fed has adopted a flexible form of average inflation targets as the key driver of monetary policy going forward.

•  Fed officials kept the benchmark policy rate unchanged at their September 2020 FOMC meeting, signaling they expect to maintain an accommodative stance of monetary policy until they achieve inflation averaging 2% over time and longer-term inflation expectations remain well anchored at 2%. The newly released dot plot showed that bankers expected near zero interest rates through 2023.

•  Third quarter 2020 GDP rose by a record 33.1% (annualized) following a -31.4% drop (annualized) in the second quarter due to pandemic-related shutdowns. The rebound reflects the gradual reopening of businesses and the strength of the resilient consumer. Consumer spending rose 1.4% in September 2020 versus the prior month,iv and the employment picture has continued to improve. Unemployment claims continued to trend lower and the unemployment rate stood at 6.9% in October 2020. While the U.S. economy is heading into the final quarter of 2020 with momentum, rising virus cases are making the growth outlook less certain.

Management Strategies

•  As of October 31, 2020, the Fund had net assets of approximately $35.3 billion. The Fund's weighted average maturity (WAM) and weighted average life (WAL) were 41 days and 77 days, respectively.

•  We continued to ensure high levels of liquidity and manage the portfolio to be responsive to changes in market conditions and interest rate levels. We purchased fixed and floating-rate U.S. Treasuries for the portfolio and continued to hold a portion of the portfolio in short-term repurchase agreements, collateralized by U.S. Treasury obligations. We remained focused on portfolio liquidity and conservative positioning while maintaining a competitive return for investors.

i  Source for GDP data used in this report: Bureau of Economic Analysis and Bloomberg L.P.

ii  Source for employment data used in this report: Bureau of Labor Statistics and Bloomberg L.P.

iii  Source: Bloomberg L.P.

iv  Source: Bureau of Economic Analysis.

2020 Annual Report

October 31, 2020

Portfolio of Investments

Treasury Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (27.7%)
ABN Amro Securities LLC, (Interest in $1,000,000 joint repurchase agreement, 0.07% dated 10/30/20 under which ABN Amro Securities LLC, will repurchase the securities provided as collateral for $1,000,006 on 11/2/20. The securities provided as collateral at the end of the p eriod held with BNY Mellon, tri-party agent, were various U.S. Government obligations with various maturities to 8/15/50 (a); valued at $1,020,000)	$645,000	$645,000
Bank of Montreal, (0.10%, dated 9/17/20, due 11/17/20; proceeds $200,034; fully collateralized by various U.S. Government obligations, 0.13% - 4.50% due 1/15/23 - 8/15/39; valued at $204,000) (Demand 11/6/20)	200,000	200,000
Bank of Montreal, (0.11%, dated 8/19/20, due 11/16/20; proceeds $300,082; fully collateralized by various U.S. Government obligations, 0.13% - 2.88% due 12/15/20 - 3/15/30; valued at $306,000) (Demand 11/6/20)	300,000	300,000
Bank of Nova Scotia, (0.07%, dated 10/30/20, due 11/2/20; proceeds $500,003; fully collateralized by various U.S. Government obligations, 0.13% - 4.38% due 1/15/22 - 11/15/47 (a); valued at $510,000)	500,000	500,000
Barclays Bank PLC, (0.07%, dated 10/30/20, due 11/2/20; proceeds $25,000; fully collateralized by a U.S. Government obligation, 1.50% due 10/31/21; valued at $25,500)	25,000	25,000
BNP Paribas Securities Corp., (Interest in $1,150,000 joint repurchase agreement, 0.07% dated 10/30/20 under which BNP Paribas Securities Corp., will repurchase the securities provided as collateral for $1,150,007 on 11/2/20. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various U.S. Government obligations with various maturities to 2/15/48; valued at $1,173,000)	650,000	650,000
BNP Paribas Securities Corp., (0.10%, dated 10/16/20, due 12/15/20; proceeds $800,133; fully collateralized by various U.S. Government obligations, 0.00% - 3.00% due 1/7/21 - 5/15/48 (a); valued at $816,000) (Demand 11/6/20)	800,000	800,000
BNP Paribas Securities Corp., (0.28% (b), dated 3/12/20, due 3/12/21; proceeds $350,994; fully collateralized by various U.S. Government obligations, 0.00% - 6.63% due 1/5/21 - 2/15/50; valued at $357,000) (Demand 11/2/20)	350,000	350,000
	Face Amount (000)	Value (000)
Canadian Imperial Bank of Commerce, (0.11%, dated 9/16/20, due 11/6/20; proceeds $200,031; fully collateralized by various U.S. Government obligations, 0.13% - 3.63% due 1/15/22 - 5/15/48 (a); valued at $204,000)	$200,000	$200,000
Credit Agricole Corporate and Investment Bank, (Interest in $350,000 joint repurchase agreement, 0.07% dated 10/30/20 under which Credit Agricole Corporate and Investment Bank, will repurchase the securities provided as collateral for $350,002 on 11/2/20. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various U.S. Government obligations with various maturities to 1/15/28; valued at $357,000)	350,000	350,000
Credit Agricole Corporate and Investment Bank, (0.07%, dated 10/30/20, due 11/2/20; proceeds $405,002; fully collateralized by various U.S. Government obligations, 0.13% - 0.63% due 4/15/21 - 1/15/24; valued at $413,100)	405,000	405,000
Fixed Income Clearing Corp., (0.09, dated 10/30/20, due 11/2/20; proceeds $85,001; fully collateralized by a U.S. Government obligation, 1.50% due 10/31/24; valued at $86,700)	85,000	85,000
Fixed Income Clearing Corp., (0.09%, dated 10/30/20, due 11/2/20; proceeds $125,001; fully collateralized by various U.S. Government obligations, 0.25% - 2.38% due 4/30/26 - 7/15/29; valued at $127,500)	125,000	125,000
Fixed Income Clearing Corp., (0.09%, dated 10/30/20, due 11/2/20; proceeds $1,310,010; fully collateralized by various U.S. Government obligations, 0.13% - 0.50% due 6/30/22 - 7/15/30; valued at $1,336,200)	1,310,000	1,310,000
JP Morgan Securities LLC, (0.07%, dated 10/30/20, due 11/2/20; proceeds $500,003; fully collateralized by various U.S. Government obligations, 2.38% - 2.88% due 1/31/23 - 11/30/23; valued at $510,003)	500,000	500,000
JP Morgan Securities LLC, (0.08%, dated 10/28/20, due 11/4/20; proceeds $450,007; fully collateralized by a U.S. Government obligation, 0.00% due 11/24/20; valued at $459,005)	450,000	450,000
JP Morgan Securities LLC, (0.08%, dated 10/29/20, due 11/5/20; proceeds $500,008; fully collateralized by various U.S. Government obligations, 0.00% - 1.88% due 10/7/21 - 12/31/24; valued at $510,005)	500,000	500,000

The accompanying notes are an integral part of the financial statements.

2020 Annual Report

October 31, 2020

Portfolio of Investments (cont'd)

Treasury Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (cont'd)
JP Morgan Securities LLC, (0.08%, dated 10/30/20, due 11/6/20; proceeds $300,005; fully collateralized by various U.S. Government obligations, 0.00% - 7.63% due 10/31/20 - 5/15/43; valued at $306,002)	$300,000	$300,000
Metlife Insurance Company, (0.10%, dated 10/30/20, due 11/2/20; proceeds $200,004; fully collateralized by a U.S. Government obligation, 0.01% due 2/15/46; valued at $204,002)	200,002	200,002
Natixis SA, (Interest in $650,000 joint repurchase agreement, 0.07% dated 10/30/20 under which Natixis SA, will repurchase the securities provided as collateral for $650,004 on 11/2/20. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various U.S. Government obligations with various maturities to 2/15/46; valued at $663,000	150,000	150,000
Norinchukin Bank, (0.15%, dated 8/20/20, due 11/20/20; proceeds $50,019; fully collateralized by a U.S. Government obligation, 3.63% due 4/15/28; valued at $51,000)	50,000	50,000
Norinchukin Bank, (0.15%, dated 8/27/20, due 11/25/20; proceeds $250,094; fully collateralized by various U.S. Government obligations, 2.38% - 3.63% due 5/15/27 - 4/15/28; valued at $254,991)	250,000	250,000
Norinchukin Bank, 0.15%, dated 8/28/20, due 11/24/20; proceeds $240,088; fully collateralized by a U.S. Government obligation, 3.63% due 4/15/28; valued at $244,802)	240,000	240,000
Norinchukin Bank, (0.15%, dated 9/2/20, due 11/19/20; proceeds $250,081; fully collateralized by a U.S. Government obligation, 3.63% due 4/15/28; valued at $255,001)	250,000	250,000
Norinchukin Bank, (0.16%, dated 8/17/20, due 11/17/20; proceeds $200,082; fully collateralized by a U.S. Government obligation, 3.63% due 4/15/28; valued at $204,007)	200,000	200,000
RBC Dominion Securities, (0.11%, dated 9/17/20, due 11/17/20; proceeds $150,028; fully collateralized by various U.S. Government obligations, 0.13% - 6.50% due 8/31/21 - 8/15/50 (a); valued at $153,003) (Demand 11/6/20)	150,000	150,000
Societe Generale, (0.12%, dated 10/6/20, due 11/6/20; proceeds $250,026; fully collateralized by various U.S. Government obligations, 0.00% - 8.13% due 11/15/20 - 8/15/48; valued at $255,026)	250,000	250,000
Societe Generale, (0.12%, dated 10/7/20, due 11/6/20; proceeds $100,010; fully collateralized by various U.S. Government obligations, 0.00% - 5.50% due 11/15/20 - 8/15/50 (a); valued at $102,010)	100,000	100,000
	Face Amount (000)	Value (000)
Wells Fargo Securities LLC, (Interest in $250,000 joint repurchase agreement, 0.07% dated 10/30/20 under which Wells Fargo Securities LLC, will repurchase the securities provided as collateral for $250,001 on 11/2/20. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various U.S. Government obligations with various maturities to 11/15/28; valued at $255,000)	$250,000	$250,000
Total Repurchase Agreements (Cost $9,785,002)		9,785,002
U.S. Treasury Securities (71.0%)
U.S. Treasury Bills,
0.09%, 11/3/20 (c)	225,000	225,000
0.10%, 11/10/20 - 1/5/21 (c)	3,085,000	3,084,759
0.10%, 2/16/21 (c)(d)	125,000	124,964
0.11%, 11/5/20 - 4/29/21 (c)	6,859,848	6,858,488
0.11%, 2/4/21 - 4/6/21 (c)(d)	300,000	299,901
0.12%, 12/15/20 - 3/18/21 (c)	5,390,135	5,388,947
0.13%, 12/3/20 - 1/12/21 (c)	1,895,000	1,894,686
0.13%, 12/29/20 (c)(d)	150,000	149,978
0.14%, 4/22/21 (c)	125,000	124,917
0.15%, 11/12/20 (c)	300,000	299,988
0.16%, 12/1/20 (c)	575,000	574,927
0.25%, 3/25/21 (c)	325,000	324,678
U.S. Treasury Notes,
3 Month Treasury Money Market Yield + 0.12%, 0.22%, 1/31/21 (b)	531,000	530,926
3 Month Treasury Money Market Yield + 0.14%, 0.24%, 4/30/21 (b)	35,000	34,989
3 Month Treasury Money Market Yield + 0.15%, 0.25%, 1/31/22 (b)	925,000	924,221
3 Month Treasury Money Market Yield + 0.22%, 0.32%, 7/31/21 (b)	606,000	606,046
3 Month Treasury Money Market Yield + 0.30%, 0.40%, 10/31/21 (b)	1,703,000	1,704,653
1.13%, 2/28/21	750,000	751,660
1.75%, 12/31/20	245,000	245,528
2.00%, 2/28/21	30,000	30,161
2.38%, 3/15/21	75,000	75,570
2.50%, 12/31/20 - 2/28/21	787,000	790,371
Total U.S. Treasury Securities (Cost $25,045,358)		25,045,358
Total Investments (98.7%) (Cost $34,830,360) (e)(f)		34,830,360
Other Assets in Excess of Liabilities (1.3%)		459,564
Net Assets (100.0%)		$35,289,924

(a)  Perpetual - One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time, after which they revert to a floating rate. Interest rates in effect are as of October 31, 2020.

The accompanying notes are an integral part of the financial statements.

2020 Annual Report

October 31, 2020

Portfolio of Investments (cont'd)

Treasury Portfolio

(b)  Floating or variable rate securities: The rates disclosed are as of October 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Portfolio of Investments.

(c)  Rate shown is the yield to maturity at October 31, 2020.

(d)  All or a portion of the security is subject to delayed delivery.

(e)  Securities are available for collateral in connection with securities purchased on a forward commitment basis.

(f)  The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes.

Portfolio Composition

Classification	Percentage of Total Investments
U.S. Treasury Securities	71.9%
Repurchase Agreements	28.1
Total Investments	100.0%

The accompanying notes are an integral part of the financial statements.

2020 Annual Report

October 31, 2020

Investment Overview

Treasury Securities Portfolio

The Treasury Securities Portfolio seeks preservation of capital, daily liquidity and maximum current income. The Fund seeks to maintain a stable net asset value of $1.00 per share by investing exclusively in U.S. Treasury obligations. Such obligations are backed by the full faith and credit of the U.S. government.

Performance

For the fiscal year ended October 31, 2020, the Fund's Institutional Share Class had a total return of 0.61%. For the seven-day period ended October 31, 2020, the Fund's Institutional Share Class provided an annualized current yield of 0.01% (subsidized) and -0.08% (non-subsidized), while its 30-day moving average annualized yield was 0.01% (subsidized) and -0.08% (non-subsidized). Yield quotation more closely reflects the current earnings of the Fund than the total return. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. Past performance is no guarantee of future results.

Factors Affecting Performance

•  As widely expected, the Federal Reserve (Fed) cut interest rates for the third time in 2019 at its October Federal Open Market Committee (FOMC or Committee) meeting. In the prepared statement, the Committee dropped its pledge to "act as appropriate to sustain the expansion," while adding in promises to monitor incoming data as members "assess the appropriate path of the target for the federal funds rate." Changes to the statement suggested that policy makers were comfortable leaving interest rates on hold in the near term, while the market ended the month pricing in less than one additional rate cut over the next year. In addition, on October 11, 2019, the Fed announced that it would begin buying $60 billion of Treasury bills per month to improve its control over monetary policy, with a goal of expanding its balance sheet to $1.7 trillion by year-end 2019. While purely technical in nature, short-end Treasuries rallied on the back of the news, further flattening the yield curve. At the same time, the Fed also announced that it will "conduct term and overnight repurchase agreement operations at least through January of next year to ensure that the supply of reserves remains ample."

•  The Fed convened on December 10, 2019, for its last meeting of the calendar year. Chairman Powell and the FOMC voted to keep the federal funds rate unchanged at 1.50% to 1.75%. Chairman Powell signaled to the market that the Fed was comfortable with current policy and would take a "wait and see" approach going forward. The Federal Reserve press release stated that the current stance of monetary policy was appropriate to support economic expansion, strong labor markets and inflation near the FOMC's symmetric 2% objective. Overall, 2019 was eventful for the Fed and Chairman Powell. Entering 2019, investors expected rates to rise systematically during the year, but received quite the opposite policy action.

•  For the fourth quarter of 2019, gross domestic product (GDP) growth came in at 2.4% (annualized), slightly above market estimates.i Personal spending and business investment were weaker, but GDP growth was aided by the housing market. Non-farm payrolls averaged 197,000 during the fourth quarter with the unemployment rate remaining low at 3.5% in December 2019.ii

•  On January 28, 2020, the Fed held its first policy meeting of the new decade. Although the federal funds rate was unchanged at 1.50% to 1.75%, policy committee members opted to increase the interest on excess reserves (IOER) rate by 5 basis points to 1.60%. The modification was a technical adjustment done in part to move the IOER rate closer to middle of the fed funds range from the lower end where it had trended in recent months. While most commentary was left unchanged in the accompanying press release, the Fed downgraded household spending from "strong" to "moderate." Similarly, the press release indicated that inflation needs to "return" to its 2% target rather than stay "near" the target, which had been used in previous press releases. Overall, the first meeting of 2020 was benign, as Chairman Powell viewed current policy as "appropriate." He reiterated that without any material change in the data going forward, policy was likely to remain unchanged. The January 2020 Fed statement did not address the emerging coronavirus epidemic, but Chairman Powell discussed the risk to the global economy in his press conference.

2020 Annual Report

October 31, 2020

Investment Overview (cont'd)

Treasury Securities Portfolio

•  Throughout February 2020, investors flocked into relative safe-haven securities as fears of COVID-19 took center stage, sending the yield on the 10-year Treasury to its lowest level since 2016. In Europe, the entire German yield curve fell back below 0%. On February 25, 2020, the 10-year U.S. Treasury yield fell to a record low amid concern that the global spread of the virus was threatening supply chains critical to economic growth. The 30-year U.S. Treasury ended the month at record lows of 1.676%.iii

•  As COVID-19 continued to spread rapidly around the world in early 2020, central bankers' fears surrounding potential impacts began to materialize. Responding to the economic impact of the virus, the Fed conducted two unscheduled meetings in March 2020, which resulted in monetary easing and more accommodative monetary policy. The Fed lowered the target range for the federal funds rate to 0.00% to 0.25%. In addition to the rate cut, the Fed implemented several facilities to alleviate stresses in the marketplace. Most notably for short-term fixed income markets, these include the Money Market Mutual Fund Liquidity Facility (MMLF), Commercial Paper Funding Facility (CPFF) and Primary Dealer Credit Facility (PDCF). The Fed's overall goal was to ease the flow of credit across the broader fixed income markets and increase market confidence with their actions. Additionally, the FOMC announced an open-ended quantitative easing program that will increase its holdings of Treasury securities, agency mortgage-backed securities and commercial mortgage-backed securities in the amount needed to support the smooth functioning of these markets. The governmental actions taken, not only on the monetary side but also through fiscal stimulus aid, served to calm markets and support improved liquidity in the market.

•  First quarter 2020 GDP growth came in at -5.0% and initial jobless claims surged to around 30 million. While extraordinarily weak readings were anticipated as a result of the temporary pause across many parts of the economy, both data points underperformed expectations. Fed Chairman Powell noted in his press conference that the current policy was appropriate while acknowledging that "the ongoing public health crisis will weigh heavily on economic activity, employment and inflation in the near term, and poses considerable risks to the economic outlook over the medium term." The chairman also noted that the Committee will "maintain this target range until it is confident that the economy has weathered recent events."

•  At the April 29, 2020 meeting, the FOMC decided to keep the target range for the federal funds rate unchanged at 0.00% to 0.25%. This was the first meeting since tangible economic data had been collected on the coronavirus impact. The Committee noted that the virus had catalyzed significant job losses and steep drawdowns in both consumer spending and consumer confidence.

•  As expected, the FOMC kept the range for the federal funds rate unchanged at 0.00% to 0.25% at the conclusion of its June 2020 meeting. The FOMC pledged to "continue to monitor the implications of incoming information for the economic outlook, including information related to public health, as well as global developments and muted inflation pressures, and will use its tools and act as appropriate to support the economy." The press release stated the FOMC will "increase its holdings" of Treasury securities and agency mortgage-backed securities at paces of $80 billion and $40 billion, respectively. However, publicizing the dollar figure diverges from previous meetings, which stated purchases would be conducted "in the amounts needed." In their updated dot plot, officials unanimously expected to keep rates at current levels through 2021, while 15 of the 17 officials expected rates to remain unchanged through 2022. As a result, the average federal funds forecast for 2020 and 2021 fell significantly.

•  Due to business shutdowns and stay-at-home orders, second quarter 2020 GDP contracted by -31.4% (annualized), the sharpest downturn since the 1940s. Personal spending fell by -34.5%, the largest slump on record. While the economic hit was well anticipated, the path of the recovery is linked to the complexity of the pandemic impact across the country. Ongoing unemployment benefits still remained high at 17 million at the end of July 2020, and the unemployment rate was at 10.2%. Personal spending has since improved, but uncertainty remained on how quickly and broadly the U.S. economy would fare in the second half of 2020.

2020 Annual Report

October 31, 2020

Investment Overview (cont'd)

Treasury Securities Portfolio

•  In the July 2020 meeting, the FOMC kept the range for the federal funds rate unchanged at 0.00% to 0.25%. Although no structural policy changes were made in the month, the Fed extended the duration of its pandemic lending facilities such as the MMLF, PDCF and others to December 31, 2020. Many of the pandemic lending facilities were set to expire at the end of September 2020. Economic activity and employment have "picked up somewhat," the July 2020 release noted, but such data are "well below" pre-pandemic levels. While Chairman Powell and the Committee acknowledged positive economic data, they believe the "path of the economy will depend significantly on the course of the virus." Going forward, the FOMC continued to pledge that it "will use its tools and act as appropriate to support the economy."

•  Minutes from the July 2020 FOMC meeting indicated that U.S. central bankers "agreed that the ongoing public health crisis would weigh heavily on economic activity, employment and inflation in the near term and was posing considerable risks to the economic outlook over the medium term." Chairman Powell reiterated this sentiment when he said the path forward for the economy was "extraordinarily uncertain" and would remain dependent on containing the virus.

•  The annual Jackson Hole conference in August 2020 was notable in that Chairman Powell announced a new approach to monetary policy, one that takes a more relaxed stance on inflation and unemployment. A highlight from the released text indicated that the "Committee seeks to achieve inflation that averages 2% over time, and therefore judges that, following periods when inflation has been running persistently below 2%, appropriate monetary policy will likely aim to achieve inflation moderately above 2% for some time." In essence, the Fed has adopted a flexible form of average inflation targets as the key driver of monetary policy going forward.

•  Fed officials kept the benchmark policy rate unchanged at their September 2020 FOMC meeting, signaling they expect to maintain an accommodative stance of monetary policy until they achieve inflation averaging 2% over time and longer-term inflation expectations remain well anchored at 2%. The newly released dot plot showed that bankers expected near zero interest rates through 2023.

•  Third quarter 2020 GDP rose by a record 33.1% (annualized) following a -31.4% drop (annualized) in the second quarter due to pandemic-related shutdowns. The rebound reflects the gradual reopening of businesses and the strength of the resilient consumer. Consumer spending rose 1.4% in September 2020 versus the prior month,iv and the employment picture has continued to improve. Unemployment claims continued to trend lower and the unemployment rate stood at 6.9% in October 2020. While the U.S. economy is heading into the final quarter of 2020 with momentum, rising virus cases are making the growth outlook less certain.

Management Strategies

•  As of October 31, 2020, the Fund had net assets of approximately $49.8 billion. The Fund's weighted average maturity (WAM) and weighted average life (WAL) were 52 days and 72 days, respectively.

•  We continued to ensure high levels of liquidity and manage the portfolio to be responsive to changes in market conditions and interest rate levels. We purchased fixed and floating-rate U.S. Treasuries for the portfolio and remained focused on portfolio liquidity and conservative positioning while maintaining a competitive return for investors.

i  Source for GDP data used in this report: Bureau of Economic Analysis and Bloomberg L.P.

ii  Source for employment data used in this report: Bureau of Labor Statistics and Bloomberg L.P.

iii  Source: Bloomberg L.P.

iv  Source: Bureau of Economic Analysis.

2020 Annual Report

October 31, 2020

Portfolio of Investments

Treasury Securities Portfolio

	Face Amount (000)	Value (000)
U.S. Treasury Securities (102.3%)
U.S. Treasury Bills,
0.09%, 11/3/20 - 12/10/20 (a)	$8,202,400	$8,202,038
0.10%, 11/10/20 - 3/2/21 (a)	8,010,018	8,009,548
0.11%, 11/5/20 - 4/1/21 (a)	20,059,903	20,056,205
0.11%, 2/4/21 - 4/6/21 (a)(b)	1,015,000	1,014,648
0.12%, 1/19/21 - 4/29/21 (a)	2,925,000	2,923,677
0.12%, 2/16/21 (a)(b)	250,000	249,931
0.13%, 12/1/20 - 3/18/21 (a)	4,156,110	4,155,375
0.13%, 12/1/20 - 12/29/20 (a)(b)	1,114,000	1,113,864
0.15%, 11/12/20 (a)	465,000	464,982
0.17%, 12/3/20 (a)	525,000	524,927
U.S. Treasury Notes,
3 Month Treasury Money Market Yield + 0.12%, 0.22%, 1/31/21 (c)	1,534,000	1,533,830
3 Month Treasury Money Market Yield + 0.14%, 0.24%, 4/30/21 (c)	140,000	140,011
3 Month Treasury Money Market Yield + 0.15%, 0.25%, 1/31/22 (c)	600,000	599,500
3 Month Treasury Money Market Yield + 0.22%, 0.32%, 7/31/21 (c)	140,000	140,017
3 Month Treasury Money Market Yield + 0.30%, 0.40%, 10/31/21 (c)	1,430,000	1,431,656
1.75%, 12/31/20	100,000	100,216
1.88%, 12/15/20	250,000	250,430
2.25%, 3/31/21	50,000	50,354
Total Investments (102.3%) (Cost $50,961,209) (d)(e)		50,961,209
Liabilities in Excess of Other Assets (-2.3%)		(1,165,433)
Net Assets (100.0%)		$49,795,776

(a)  Rate shown is the yield to maturity at October 31, 2020.

(b)  All or a portion of the security is subject to delayed delivery.

(c)  Floating or variable rate securities: The rates disclosed are as of October 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Portfolio of Investments.

(d)  Securities are available for collateral in connection with securities purchased on a forward commitment basis.

(e)  The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes.

Portfolio Composition

Classification	Percentage of Total Investments
U.S. Treasury Securities	100.0%
Total Investments	100.0%

The accompanying notes are an integral part of the financial statements.

2020 Annual Report

October 31, 2020

Investment Overview

Tax-Exempt Portfolio

The Tax-Exempt Portfolio seeks to maximize current income exempt from federal income tax to the extent consistent with preservation of capital and maintenance of liquidity. The Fund invests at least 80% of its assets in high quality short-term municipal obligations, the interest of which is exempt from federal income taxes and is not subject to the federal alternative minimum tax. The Fund may invest up to 20% of its assets in taxable money market securities or in municipal obligations that pay interest income that may be subject to the alternative minimum tax. However, it is currently intended that the Fund will be managed so that income generated by the Fund will not be subject to the alternative minimum tax. The Fund now operates as an "institutional money market fund," which is neither a "government money market fund" nor "retail money market fund" as such terms are defined or interpreted under Rule 2a-7 under the Investment Company Act of 1940, as amended. As such, the Fund is required to price and transact in its shares at a net asset value reflecting market-based values of its portfolio holdings (i.e., at a "floating" net asset value), rounded to the fourth decimal place. Like other "Floating NAV" money market funds of its type, the Fund is subject to the possible imposition of liquidity fees and/or redemption gates. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund's liquidity falls below required minimums because of market conditions or other factors.

Performance

For the fiscal year ended October 31, 2020, the Fund's Institutional Share Class had a total return of 0.60%. For the seven-day period ended October 31, 2020, the Fund's Institutional Share Class provided an annualized current yield of 0.01% (subsidized) and -0.15% (non-subsidized), while its 30-day moving average annualized yield was 0.01% (subsidized) and -0.19% (non-subsidized). Yield quotation more closely reflects the current earnings of the Fund than the total return. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. Past performance is no guarantee of future results.

Factors Affecting Performance

•  Municipal bonds experienced significant volatility in the first half of 2020 triggered by the global pandemic. The increase in short-term tax-exempt yields in March 2020 was largely a supply and demand situation related to redemption activity across the money market fund industry. The

Securities Industry and Financial Markets Association (SIFMA) Index, the 7-day high-grade market index comprised of tax-exempt variable rate demand obligations (VRDOs), spiked to a high of 5.20% on March 18, 2020.i

•  As fund flows stabilized across money markets and supply in tax-exempt securities became limited, yields dropped. At the same time, the Federal Reserve (Fed) and central banks around the world injected liquidity into the short-term markets. To combat the economic slowdown from the prolonged shutdown, the Fed announced that it would extend asset purchases (known as quantitative easing) to support the economy to an unlimited amount and also include other assets such as corporate and municipal bonds. In addition, the Fed created the Money Market Liquidity Facility (MMLF) to support prime and tax-exempt money markets. Importantly, the concerns created in the overall money market industry were largely unrelated to tax-exempt/municipal securities; this was a liquidity crisis.

•  On April 9, 2020, the Fed announced the creation of the Municipal Liquidity Facility (MLF) to help state and local governments better manage cash flow pressures in order to continue to serve households and businesses in their communities. With the creation of the MLF, the broader municipal market stabilized and began to normalize through May 2020.

•  After a strong three-month recovery, the municipal market began to cool in the later part of the third quarter of 2020. All-time low yields, uncertainty around additional fiscal support and less favorable supply-demand dynamics began to weigh on the market.

•  Issuance remained high through the third quarter of 2020 (at $47.28 billion for the month of September, the highest monthly issuance since records began in 1986).ii Supply continued to outpace reinvestment of income from coupons, calls and maturities, negating the net negative supply that typically occurs at this time of year. Bid-wanted activity increased in the secondary market, while dealer inventories remained near multi-year lows, signaling a weaker appetite for municipal bonds among the broker-dealer community.

2020 Annual Report

October 31, 2020

Investment Overview (cont'd)

Tax-Exempt Portfolio

•  Municipal issuers took advantage of the low rate, high-demand environment in October 2020 to come to market ahead of election week and the uncertainty and volatility that will likely be coming afterward. The month saw over $65 billion of volume come into the market.iii

•  Investor flows into municipal bond funds remained net positive but waned in the later part of the third quarter of 2020 as valuations became stretched and fundamental concerns resurfaced. The inability of Congress to reach an agreement on providing another round of fiscal aid was causing concerns that cities and states will be ill-equipped to address an estimated $1 trillion of budgetary shortfalls.iv However, we note that most municipal issuers have ample capacity to meet their obligations without federal assistance.

•  While state and local governments will face significant headwinds as they finalize their 2021 and 2022 budgets, state governments have broad powers to recover lost revenues and cut spending to balance their budgets. Most municipal governments are highly rated and have the constitutional ability to incur debt until revenues recover. Issuance has spiked in recent months as borrowers take advantage of low rates to reduce their interest expense. Large lower-quality borrowers have tapped into the Fed's Municipal Liquidity Facility to cover operating costs at lower rates than those available in the traditional municipal bond market.

Management Strategies

•  As of October 31, 2020, the Fund had net assets of approximately $371.3 million. The Fund's weighted average maturity (WAM) and weighted average life (WAL) were 31 days and 41 days, respectively.

•  We anticipate continued volatility in the months ahead and a less favorable supply and demand dynamic that will likely act as a near-term drag on the market. We believe that clarity around the size and scope of additional federal stimulus is necessary to mitigate uncertainty and ease investor concerns.

•  We maintain a short duration stance given stretched valuations and the potential for increased volatility in the coming months. We continue to hold a bias for higher quality assets overall and continue to advocate careful security selection as the impact of the pandemic varies across market segments. In the period ahead, we will watch to see how monetary policy unfolds and determine what impact the election results may have on municipal yields.

i  Source for SIFMA Index data: Bloomberg LP. SIFMA Index is issued weekly and is compiled from the weekly interest rate resets of tax-exempt variable rate issues included in a database maintained by Municipal Market Data which meet specific criteria established from time to time by The Securities Industry and Financial Markets Association.

ii  Source: The Bond Buyer, September 30, 2020.

iii  Source: The Bond Buyer, "Muni Volume Hits $65 Billion in October, Another Record," October 30, 2020.

iv  Source: Barron's, "Cities and States are Facing a $1 Trillion Budget Mess. There Will Be More Trouble Ahead," Leslie P. Norton and Stephen Kleege, August 28, 2020.

2020 Annual Report

October 31, 2020

Portfolio of Investments

Tax-Exempt Portfolio

	Face Amount (000)	Value (000)
Tax-Exempt Instruments (101.8%)
Weekly Variable Rate Bonds (a) (50.9%)
Austin, TX, Water & Wastewater System Ser 2008
0.13%, 5/15/31	$18,000	$18,000
Colorado Springs, CO, Utilities System Sub Lien Ser 2005 A
0.14%, 11/1/35	18,000	18,000
Gainesville, FL, Utilities System 2008 Ser B
0.13%, 10/1/38	18,500	18,500
Metropolitan Water District of Southern California, SC, Water Ser 2017 E
0.38%, 7/1/37	8,000	8,004
Orlando Utilities Commission, FL, Utility System Ser 2015-B
0.10%, 10/1/39	15,000	15,000
RBC Municipal Products Trust Inc, NA, Various States Certificates E-141
0.15%, 9/8/21 - 10/1/24 (b)	20,000	20,000
RBC Municipal Products Trust Inc, MA, Partners Healthcare System Adjustable Ser 2019 T-2 Floater Certificates Ser 2018-E-130
0.15%, 1/2/24 (b)	8,500	8,500
RBC Municipal Products Trust Inc, MO, Health and Educational Facilities Authority of The State of Missouri SSM Health Ser 2019 A Floater Certificates Ser 2019-C17
0.17%, 12/1/39 (b)	8,000	8,000
RBC Municipal Products Trust Inc., NY, New York City Variable Ser 2006 Subser I-5 Floater Certificates Ser 2019-E133
0.15%, 5/1/23 (b)	5,000	5,000
RBC Municipal Products Trust Inc., SC, Partners Healthcare System Adjustable Ser 2019 T-2 Floater Certificates Ser 2018-E-130
0.32%, 10/1/25 (b)	3,000	3,000
Tender Option Bond Trust, TX, Harris County Cultural Education Facilities Financing Corporation Baylor College of Medicine Ser B Puttable Floating Rate Receipts Ser 2019-BAML 5012
0.17%, 11/15/46 (b)	18,000	18,000
University of California, CA, Regents, Ser 2013 AL-3
0.10%, 5/15/48	13,000	13,000
Utah Water Finance Agency, UT, Ser 2008 B
0.15%, 10/1/37	18,100	18,100
Washington Suburban Sanitary District, MD, 2015 Ser B-3 BANs
0.12%, 6/1/23	18,000	18,000
Total Weekly Variable Rate Bonds (Cost $189,100)		189,104
Daily Variable Rate Bonds (a) (32.7%)
Franklin County, OH, CHE Trinity Health Credit Group Ser 2013
0.30%, 12/1/46 (c)	4,700	4,700
Gulf Coast Industrial Development Authority, TX, Exxon Mobil Project Ser 2012
0.10%, 11/1/41	10,000	10,000
	Face Amount (000)	Value (000)
Harris County, TX, Cultural Education Facilities Finance Corporation Revenue Bond, (Houston Methodist) Series 2020 B
0.10%, 12/1/59	$17,900	$17,900
Idaho Health Facilities Authority Hospital Revenue Bonds, ID, CHE Trinity Health Credit Group, Series 2013
0.22%, 12/1/48 (c)	2,500	2,500
Mississippi Business Finance Corp., MS, Gulf Opportunity Zone Industrial Development Revenue Bonds (Chevron U.S.A. Inc. Project) Series 2007 C
0.11%, 12/1/30	16,500	16,500
Montgomery County, MD, 2017 Ser E
0.11%, 11/1/37	7,350	7,350
New York City Municipal Water Finance Authority, NY, Water & Sewer System Fiscal 2014 Subser AA-4
0.11%, 6/15/49	18,000	18,000
New York City Transitional Finance Authority, NY, Future Tax Fiscal 2003 Ser A Subser A4
0.10%, 11/1/29	18,000	18,000
New York City, NY, Fiscal 2013 Subser A-3
0.12%, 10/1/40	13,500	13,500
Triborough Bridge & Tunnel Authority, NY, Sub Ser 2003 B-1
0.14%, 1/1/33	13,000	13,000
Total Daily Variable Rate Bonds (Cost $121,450)		121,450
Municipal Bonds & Notes (6.6%)
Dormitory Authority of The State Of New York State, NY, RANs, Ser 2020 B
0.05%, 3/31/21	4,000	4,079
State of Texas, TX, TRANs, Ser 2020
4.00%, 8/26/21	20,000	20,615
Total Municipal Bonds & Notes (Cost $24,685)		24,694
Closed-End Investment Companies (a) (5.2%)
Nuveen AMT-Free Municipal Credit Income Fund, OT, Ser 1
0.17%, 12/1/43 (b) (Cost $19,200)	19,200	19,200
Commercial Paper (d) (3.7%)
Texas A&M University Revenue, TX, IAM Commercial Paper, Notes 3/A2 Ser B
0.20%, 4/6/21 (Cost $13,700)	13,700	13,698
Floating Rate Notes (a) (2.7%)
New York City Cultural Resources Trust, NY, American Museum of Natural History Ser 2014 B1
0.33%, 4/1/44 (Cost $10,000)	10,000	9,993
Total Investments (101.8%) (Cost $378,135) (e)(f)		378,139
Liabilities in Excess of Other Assets (-1.8%)		(6,832)
Net Assets (100.0%)		$371,307

The accompanying notes are an integral part of the financial statements.

2020 Annual Report

October 31, 2020

Portfolio of Investments (cont'd)

Tax-Exempt Portfolio

(a)  Floating or variable rate securities: The rates disclosed are as of October 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Portfolio of Investments.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(c)  All or a portion of the security is subject to delayed delivery.

(d)  The rates shown are the effective yields at the date of purchase.

(e)  Securities are available for collateral in connection with securities purchased on a forward commitment basis.

(f)  At October 31, 2020, the aggregate cost for federal income tax purposes is approximately $378,135,000. The aggregate gross unrealized appreciation is approximately $13,000 and the aggregate gross unrealized depreciation is approximately $9,000, resulting in net unrealized appreciation of approximately $4,000.

AMT  Alternative Minimum Tax.

BANs  Bond Anticipation Notes.

RANs  Revenue Anticipation Notes.

TRANs  Tax and Revenue Anticipation Notes.

Portfolio Composition

Classification	Percentage of Total Investments
Weekly Variable Rate Bonds	50.0%
Daily Variable Rate Bonds	32.1
Municipal Bonds & Notes	6.5
Other*	6.3
Closed-End Investment Companies	5.1
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

Summary of Tax-Exempt Instruments by State/Territory

State/Territory	Value (000)	Percent of Net Assets
Texas	$110,713	29.8%
New York	81,572	22.0
Florida	33,500	9.0
Maryland	25,350	6.8
California	21,004	5.7
Other	19,200	5.2
Utah	18,100	4.9
Colorado	18,000	4.8
Mississippi	16,500	4.4
Massachusetts	8,500	2.3
Missouri	8,000	2.1
Oklahoma	7,500	2.0
Ohio	4,700	1.3
South Carolina	3,000	0.8
Idaho	2,500	0.7
	$378,139	101.8%

The accompanying notes are an integral part of the financial statements.

2020 Annual Report

October 31, 2020

Statements of Assets and Liabilities

	ESG Money Market Portfolio (000)		Prime Portfolio (000)		Government Portfolio (000)	Government Securities Portfolio (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Cost	$4,148,273		$20,247,152		$91,668,277	$7,107,175
Total Investments in Securities, at Value(1)	4,149,254		20,251,087		91,668,277	7,107,175
Cash	166		506		582	3,776
Receivable for Investments Sold	14,029		—		1,273,343	229,970
Interest Receivable	2,812		11,452		7,075	1,023
Other Assets	198		639		2,943	775
Total Assets	4,166,459		20,263,684		92,952,220	7,342,719
Liabilities:
Payable for Investments Purchased	14,027		—		2,627,804	344,939
Payable for Advisory Fees	202		1,251		5,637	317
Payable for Administration Fees	186		902		3,871	321
Dividends Payable	84		699		824	6
Payable for Professional Fees	25		29		45	19
Payable for Custodian Fees	24		90		378	27
Payable for Transfer Agency Fees	19		35		24	4
Payable for Portfolio Shares Redeemed	17		29		13	—
Payable for Administration Plan Fees — Institutional Select Class	—	@	1		—	—
Payable for Service and Shareholder Administration Plan Fees — Advisory Class	—	@	—	@	—	—
Payable for Distribution Plan and Shareholder Service Plan Fees — Participant Class	—	@	—		—	—
Payable for Distribution Plan and Shareholder Service Plan Fees — Cash Management Class	1		—	@	—	—
Other Liabilities	91		466		2,347	558
Total Liabilities	14,676		3,502		2,640,943	346,191
Net Assets	$4,151,783		$20,260,182		$90,311,277	$6,996,528
Net Assets Consist of:
Paid-in-Capital	$4,151,084		$20,268,566		$90,312,603	$6,996,193
Total Distributable Earnings (Accumulated Loss)	699		(8,384)		(1,326)	335
Net Assets	$4,151,783		$20,260,182		$90,311,277	$6,996,528
(1) Including: Repurchase Agreements, at Value	$1,713,000		$5,094,000		$32,138,794	$—

The accompanying notes are an integral part of the financial statements.

2020 Annual Report

October 31, 2020

Statements of Assets and Liabilities (cont'd)

	ESG Money Market Portfolio (000)	Prime Portfolio (000)	Government Portfolio (000)	Government Securities Portfolio (000)
INSTITUTIONAL CLASS:
Net Assets	$4,142,846	$20,230,517	$75,357,703	$406,598
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	4,138,741,949	20,227,994,419	75,358,463,933	406,576,994
Net Asset Value, Offering and Redemption Price Per Share	$1.0010	$1.0001	$1.000	$1.000
INSTITUTIONAL SELECT CLASS:
Net Assets	$51	$24,041	$10,462,967	$51
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	51,212	24,046,528	10,462,845,770	51,044
Net Asset Value, Offering and Redemption Price Per Share	$1.0008	$0.9998	$1.000	$1.000
INVESTOR CLASS:
Net Assets	$—	$—	$1,509,475	$51
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	—	—	1,509,550,447	50,952
Net Asset Value, Offering and Redemption Price Per Share	$—	$—	$1.000	$1.000
ADMINISTRATIVE CLASS:
Net Assets	$—	$—	$161,405	$51
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	—	—	161,409,495	50,919
Net Asset Value, Offering and Redemption Price Per Share	$—	$—	$1.000	$1.000
ADVISORY CLASS:
Net Assets	$51	$51	$1,143,921	$39,903
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	51,020	51,051	1,143,964,980	39,902,959
Net Asset Value, Offering and Redemption Price Per Share	$1.0012	$0.9997	$1.000	$1.000
PARTICIPANT CLASS:
Net Assets	$51	$—	$1,671,051	$6,549,518
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	50,889	—	1,671,065,913	6,549,181,531
Net Asset Value, Offering and Redemption Price Per Share	$1.0008	$—	$1.000	$1.000
CASH MANAGEMENT CLASS:
Net Assets	$8,784	$5,573	$4,704	$356
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	8,777,978	5,573,295	4,704,395	355,746
Net Asset Value, Offering and Redemption Price Per Share	$1.0007	$1.0000	$1.000	$1.000
SELECT CLASS:
Net Assets	$—	$—	$51	$—
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	—	—	50,591	—
Net Asset Value, Offering and Redemption Price Per Share	$—	$—	$1.000	$—

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2020 Annual Report

October 31, 2020

Statements of Assets and Liabilities (cont'd)

	Treasury Portfolio (000)	Treasury Securities Portfolio (000)	Tax-Exempt Portfolio (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Cost	$34,830,360	$50,961,209	$378,135
Total Investments in Securities, at Value(1)	34,830,360	50,961,209	378,139
Cash	279	6,197	75
Receivable for Investments Sold	1,137,922	2,787,758	—
Interest Receivable	13,301	7,416	254
Due from Adviser	—	—	19
Other Assets	994	1,387	109
Total Assets	35,982,856	53,763,967	378,596
Liabilities:
Payable for Investments Purchased	687,793	3,962,260	7,200
Payable for Advisory Fees	2,586	2,623	—
Payable for Administration Fees	1,499	2,059	17
Dividends Payable	138	130	1
Payable for Professional Fees	30	21	26
Payable for Custodian Fees	155	186	4
Payable for Transfer Agency Fees	13	16	15
Payable for Portfolio Shares Redeemed	1	10	—	@
Payable for Distribution Plan and Shareholder Service Plan Fees — Cash Management Class	—	—	—	@
Other Liabilities	717	886	26
Total Liabilities	692,932	3,968,191	7,289
Net Assets	$35,289,924	$49,795,776	$371,307
Net Assets Consist of:
Paid-in-Capital	$35,291,178	$49,796,817	$371,331
Total Accumulated Loss	(1,254)	(1,041)	(24)
Net Assets	$35,289,924	$49,795,776	$371,307
(1) Including: Repurchase Agreements, at Value	$9,785,002	$—	$—

The accompanying notes are an integral part of the financial statements.

2020 Annual Report

October 31, 2020

Statements of Assets and Liabilities (cont'd)

	Treasury Portfolio (000)	Treasury Securities Portfolio (000)	Tax-Exempt Portfolio (000)
INSTITUTIONAL CLASS:
Net Assets	$22,266,196	$45,646,654	$366,440
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	22,267,174,602	45,647,705,013	366,400,980
Net Asset Value, Offering and Redemption Price Per Share	$1.000	$1.000	$1.0001
INSTITUTIONAL SELECT CLASS:
Net Assets	$10,007,559	$4,118,125	$51
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	10,007,537,922	4,118,086,302	50,734
Net Asset Value, Offering and Redemption Price Per Share	$1.000	$1.000	$1.0001
INVESTOR CLASS:
Net Assets	$35,583	$51	$—
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	35,583,637	50,940	—
Net Asset Value, Offering and Redemption Price Per Share	$1.000	$1.000	$—
ADMINISTRATIVE CLASS:
Net Assets	$3,435	$2,024	$—
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	3,435,237	2,024,245	—
Net Asset Value, Offering and Redemption Price Per Share	$1.000	$1.000	$—
ADVISORY CLASS:
Net Assets	$575,951	$17,188	$—
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	575,976,160	17,190,610	—
Net Asset Value, Offering and Redemption Price Per Share	$1.000	$1.000	$—
PARTICIPANT CLASS:
Net Assets	$2,383,586	$575	$—
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	2,383,687,255	575,223	—
Net Asset Value, Offering and Redemption Price Per Share	$1.000	$1.000	$—
CASH MANAGEMENT CLASS:
Net Assets	$17,563	$11,108	$4,816
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	17,560,795	11,110,660	4,815,709
Net Asset Value, Offering and Redemption Price Per Share	$1.000	$1.000	$1.0002
SELECT CLASS:
Net Assets	$51	$51	$—
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	50,568	50,552	—
Net Asset Value, Offering and Redemption Price Per Share	$1.000	$1.000	$—

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2020 Annual Report

October 31, 2020

Statements of Operations

	ESG Money Market Portfolio (000)		Prime Portfolio (000)		Government Portfolio (000)	Government Securities Portfolio (000)
Investment Income:
Interest	$37,235		$157,956		$566,100	$30,829
Expenses:
Advisory Fees (Note B)	5,569		25,247		128,336	7,369
Administration Fees (Note C)	1,856		8,416		42,779	2,456
Registration Fees	164		305		870	271
Professional Fees	152		140		183	112
Transfer Agency Fees (Note E)	112		208		148	25
Custodian Fees (Note F)	104		325		1,516	92
Trustees' Fees and Expenses	67		267		1,282	71
Shareholder Reporting Fees	43		38		187	41
Administration Plan Fees — Institutional Select Class (Note D)	—	@	8		3,416	—	@
Administration Plan Fees — Investor Class (Note D)	—		—		2,485	1
Administration Plan Fees — Administrative Class (Note D)	—		—		297	—	@
Service and Shareholder Administration Plan Fees — Advisory Class (Note D)	—	@	—	@	2,915	106
Distribution Plan and Shareholder Services Plan Fees — Participant Class (Note D)	—	@	—		6,264	22,008
Distribution Plan and Shareholder Services Plan Fees — Cash Management Class (Note D)	15		13		7	1
Distribution Plan and Shareholder Services Plan Fees — Select Class (Note D)	—		—		— @	—
Pricing Fees	9		37		27	11
Interest Expense	—		—		16	—
Other Expenses	86		222		716	111
Total Expenses	8,177		35,226		191,444	32,675
Waiver of Advisory Fees (Note B)	(3,173)		(12,691)		(29,887)	(1,892)
Waiver of Administration Fees (Note C)	(65)		(198)		—	—
Waiver of Administration Plan Fees — Institutional Select Class (Note D)	—		—		(1,507)	(—	@)
Waiver of Administration Plan Fees — Investor Class (Note D)	—		—		(614)	(—	@)
Waiver of Administration Plan Fees — Administrative Class (Note D)	—		—		(111)	(—	@)
Waiver of Service and Shareholder Administration Plan Fees — Advisory Class (Note D)	(—	@)	(—	@)	(1,403)	(55)
Waiver of Distribution Plan and Shareholder Services Plan Fees — Participant Class (Note D)	(—	@)	—		(3,855)	(17,112)
Waiver of Distribution Plan and Shareholder Services Plan Fees — Cash Management Class (Note D)	(—	@)	(—	@)	(3)	(—	@)
Waiver of Distribution Plan and Shareholder Services Plan Fees — Select Class (Note D)	—		—		(— @)	—
Net Expenses	4,939		22,337		154,064	13,616
Net Investment Income	32,296		135,619		412,036	17,213
Realized Gain (Loss):
Investments Sold	(429)		(12,346)		1,369	79
Change in Unrealized Appreciation (Depreciation):
Investments	141		833		—	—
Net Increase in Net Assets Resulting from Operations	$32,008		$124,106		$413,405	$17,292

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2020 Annual Report

October 31, 2020

Statements of Operations (cont'd)

	Treasury Portfolio (000)	Treasury Securities Portfolio (000)	Tax-Exempt Portfolio (000)
Investment Income:
Interest	$163,447	$237,353	$3,915
Expenses:
Advisory Fees (Note B)	43,898	57,829	750
Administration Fees (Note C)	14,633	19,276	250
Registration Fees	253	382	113
Professional Fees	133	121	122
Transfer Agency Fees (Note E)	79	94	91
Custodian Fees (Note F)	537	675	16
Trustees' Fees and Expenses	389	549	15
Shareholder Reporting Fees	46	99	9
Administration Plan Fees — Institutional Select Class (Note D)	3,007	1,314	— @
Administration Plan Fees — Investor Class (Note D)	20	— @	—
Administration Plan Fees — Administrative Class (Note D)	5	2	—
Service and Shareholder Administration Plan Fees — Advisory Class (Note D)	1,433	150	—
Distribution Plan and Shareholder Services Plan Fees — Participant Class (Note D)	9,835	2	—
Distribution Plan and Shareholder Services Plan Fees — Cash Management Class (Note D)	27	20	8
Distribution Plan and Shareholder Services Plan Fees — Select Class (Note D)	— @	— @	—
Pricing Fees	7	6	3
Interest Expenses	10	4	—
Other Expenses	244	306	65
Total Expenses	74,556	80,829	1,442
Waiver of Advisory Fees (Note B)	(5,625)	(9,074)	(671)
Waiver of Administration Fees (Note C)	—	—	(36)
Waiver of Administration Plan Fees — Institutional Select Class (Note D)	(1,386)	(608)	(— @)
Waiver of Administration Plan Fees — Investor Class (Note D)	(12)	(— @)	—
Waiver of Administration Plan Fees — Administrative Class (Note D)	(2)	(1)	—
Waiver of Service and Shareholder Administration Plan Fees — Advisory Class (Note D)	(814)	(17)	—
Waiver of Distribution Plan and Shareholder Services Plan Fees — Participant Class (Note D)	(5,897)	(1)	—
Waiver of Distribution Plan and Shareholder Services Plan Fees — Cash Management Class (Note D)	(12)	(7)	(3)
Waiver of Distribution Plan and Shareholder Services Plan Fees — Select Class (Note D)	(— @)	(— @)	—
Net Expenses	60,808	71,121	732
Net Investment Income	102,639	166,232	3,183
Realized Gain:
Investments Sold	211	670	11
Change in Unrealized Appreciation (Depreciation):
Investments	—	—	(38)
Net Increase in Net Assets Resulting from Operations	$102,850	$166,902	$3,156

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2020 Annual Report

October 31, 2020

Statements of Changes in Net Assets

	ESG Money Market Portfolio			Prime Portfolio
	Year Ended October 31, 2020 (000)		Year Ended October 31, 2019 (000)	Year Ended October 31, 2020 (000)	Year Ended October 31, 2019 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$32,296		$65,315	$135,619	$252,092
Net Realized Gain (Loss)	(429)		82	(12,346)	(52)
Net Change in Unrealized Appreciation (Depreciation)	141		757	833	2,802
Net Increase in Net Assets Resulting from Operations	32,008		66,154	124,106	254,842
Dividends and Distributions to Shareholders:
Institutional Class	(32,214)		(65,030)	(135,430)	(251,440)
Institutional Select Class	(—	@)	(1)	(106)	(269)
Advisory Class	(—	@)	(1)	(— @)	(1)
Participant Class	(—	@)	(1)	—	—
Cash Management Class	(82)		(282)	(88)	(378)
Total Dividends and Distributions to Shareholders	(32,296)		(65,315)	(135,624)	(252,088)
Capital Share Transactions:(1)
Institutional Class:
Subscribed	14,077,249		10,124,229	92,837,198	65,986,814
Distributions Reinvested	25,164		52,991	77,370	160,107
Redeemed	(13,304,945)		(8,542,166)	(85,194,513)	(61,307,063)
Institutional Select Class:
Subscribed	1		—	19,254	9,505
Distributions Reinvested	—	@	1	106	259
Redeemed	(—	@)	—	(7,510)	(17,975)
Advisory Class:
Distributions Reinvested	—	@	1	— @	1
Participant Class:
Distributions Reinvested	—	@	1	—	—
Cash Management Class:
Distributions Reinvested	80		280	86	373
Redeemed	(3,085)		(2,493)	(8,032)	(8,437)
Net Increase in Net Assets Resulting from Capital Share Transactions	794,464		1,632,844	7,723,959	4,823,584
Total Increase in Net Assets	794,176		1,633,683	7,712,441	4,826,338
Net Assets:
Beginning of Period	3,357,607		1,723,924	12,547,741	7,721,403
End of Period	$4,151,783		$3,357,607	$20,260,182	$12,547,741

The accompanying notes are an integral part of the financial statements.

2020 Annual Report

October 31, 2020

Statements of Changes in Net Assets (cont'd)

	ESG Money Market Portfolio			Prime Portfolio
	Year Ended October 31, 2020 (000)		Year Ended October 31, 2019 (000)	Year Ended October 31, 2020 (000)	Year Ended October 31, 2019 (000)
(1) Capital Share Transactions:
Institutional Class:
Shares Subscribed	14,066,169		10,117,516	92,808,559	65,943,767
Shares Issued on Distributions Reinvested	25,146		52,957	77,337	159,998
Shares Redeemed	(13,295,696)		(8,536,368)	(85,170,355)	(61,266,999)
Net Increase in Institutional Class Shares Outstanding	795,619		1,634,105	7,715,541	4,836,766
Institutional Select Class:
Shares Subscribed	—	@@	—	19,251	9,502
Shares Issued on Distributions Reinvested	—	@@	1	106	259
Shares Redeemed	(—	@@)	—	(7,506)	(17,970)
Net Increase (Decrease) in Institutional Select Class Shares Outstanding	—	@@	1	11,851	(8,209)
Advisory Class:
Shares Issued on Distributions Reinvested	—	@@	1	— @@	1
Participant Class:
Shares Issued on Distributions Reinvested	—	@@	1	—	—
Cash Management Class:
Shares Issued on Distributions Reinvested	80		280	86	373
Shares Redeemed	(3,085)		(2,492)	(8,042)	(8,433)
Net Decrease in Cash Management Class Shares Outstanding	(3,005)		(2,212)	(7,956)	(8,060)

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.

2020 Annual Report

October 31, 2020

Statements of Changes in Net Assets

	Government Portfolio		Government Securities Portfolio
	Year Ended October 31, 2020 (000)	Year Ended October 31, 2019 (000)	Year Ended October 31, 2020 (000)	Year Ended October 31, 2019 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$412,036	$1,227,717	$17,213	$58,983
Net Realized Gain (Loss)	1,369	(2,055)	79	(26)
Net Increase in Net Assets Resulting from Operations	413,405	1,225,662	17,292	58,957
Dividends and Distributions to Shareholders:
Institutional Class	(378,137)	(1,124,834)	(2,482)	(1,378)
Institutional Select Class	(6,840)	(9,717)	(— @)	(36)
Investor Class	(16,942)	(54,931)	(4)	(16)
Administrative Class	(1,087)	(3,042)	(— @)	(1)
Advisory Class	(5,228)	(20,602)	(172)	(661)
Participant Class	(3,777)	(14,443)	(14,553)	(56,874)
Cash Management Class	(25)	(147)	(2)	(17)
Select Class	(— @)	(1)	—	—
Total Dividends and Distributions to Shareholders	(412,036)	(1,227,717)	(17,213)	(58,983)
Capital Share Transactions:(1)
Institutional Class:
Subscribed	717,026,309	662,823,835	3,355,621	670,584
Distributions Reinvested	182,362	543,491	339	602
Redeemed	(699,722,544)	(648,395,102)	(3,107,063)	(547,343)
Institutional Select Class:
Subscribed	24,763,829	9,077,946	—	100,000
Distributions Reinvested	5,274	3,200	— @	1
Redeemed	(14,657,152)	(9,480,768)	—	(100,000)
Investor Class:
Subscribed	3,727,447	6,648,780	3,197	4,256
Distributions Reinvested	128	1,413	4	15
Redeemed	(5,665,748)	(5,629,178)	(4,156)	(3,725)
Administrative Class:
Subscribed	311,297	554,518	—	—
Distributions Reinvested	449	2,168	— @	1
Redeemed	(337,310)	(551,111)	—	—
Advisory Class:
Subscribed	6,487,598	5,356,796	98,668	79,755
Distributions Reinvested	553	2,186	— @	1
Redeemed	(6,306,479)	(5,479,672)	(96,805)	(77,660)
Participant Class:
Subscribed	2,108,643	1,671,788	56,137,833	35,406,757
Distributions Reinvested	3	28	14,551	56,874
Redeemed	(1,380,187)	(1,500,195)	(52,327,283)	(35,519,742)
Cash Management Class:
Distributions Reinvested	25	138	1	17
Redeemed	(235)	(11,451)	—	(1,046)
Select Class:
Distributions Reinvested	— @	— @	—	—
Net Increase in Net Assets Resulting from Capital Share Transactions	26,544,262	15,638,810	4,074,907	69,347
Total Increase in Net Assets	26,545,631	15,636,755	4,074,986	69,321
Net Assets:
Beginning of Period	63,765,646	48,128,891	2,921,542	2,852,221
End of Period	$90,311,277	$63,765,646	$6,996,528	$2,921,542

The accompanying notes are an integral part of the financial statements.

2020 Annual Report

October 31, 2020

Statements of Changes in Net Assets (cont'd)

	Government Portfolio		Government Securities Portfolio
	Year Ended October 31, 2020 (000)	Year Ended October 31, 2019 (000)	Year Ended October 31, 2020 (000)		Year Ended October 31, 2019 (000)
(1) Capital Share Transactions:
Institutional Class:
Shares Subscribed	717,026,309	662,823,835	3,355,621		670,584
Shares Issued on Distributions Reinvested	182,362	543,491	339		602
Shares Redeemed	(699,722,544)	(648,395,102)	(3,107,063)		(547,343)
Net Increase in Institutional Class Shares Outstanding	17,486,127	14,972,224	248,897		123,843
Institutional Select Class:
Shares Subscribed	24,763,829	9,077,946	—		100,000
Shares Issued on Distributions Reinvested	5,274	3,200	—	@@	1
Shares Redeemed	(14,657,152)	(9,480,768)	—		(100,000)
Net Increase (Decrease) in Institutional Select Class Shares Outstanding	10,111,951	(399,622)	—	@@	1
Investor Class:
Shares Subscribed	3,727,447	6,648,780	3,197		4,256
Shares Issued on Distributions Reinvested	128	1,413	4		15
Shares Redeemed	(5,665,748)	(5,629,178)	(4,156)		(3,725)
Net Increase (Decrease) in Investor Class Shares Outstanding	(1,938,173)	1,021,015	(955)		546
Administrative Class:
Shares Subscribed	311,297	554,518	—		—
Shares Issued on Distributions Reinvested	449	2,168	—	@@	1
Shares Redeemed	(337,310)	(551,111)	—		—
Net Increase (Decrease) in Administrative Class Shares Outstanding	(25,564)	5,575	—	@@	1
Advisory Class:
Shares Subscribed	6,487,598	5,356,796	98,668		79,755
Shares Issued on Distributions Reinvested	553	2,186	—	@@	1
Shares Redeemed	(6,306,479)	(5,479,672)	(96,805)		(77,660)
Net Increase (Decrease) in Advisory Class Shares Outstanding	181,672	(120,690)	1,863		2,096
Participant Class:
Shares Subscribed	2,108,643	1,671,788	56,137,833		35,406,757
Shares Issued on Distributions Reinvested	3	28	14,551		56,874
Shares Redeemed	(1,380,187)	(1,500,195)	(52,327,283)		(35,519,742)
Net Increase (Decrease) in Participant Class Shares Outstanding	728,459	171,621	3,825,101		(56,111)
Cash Management Class:
Shares Issued on Distributions Reinvested	25	138	1		17
Shares Redeemed	(235)	(11,451)	—		(1,046)
Net Increase (Decrease) in Cash Management Class Shares Outstanding	(210)	(11,313)	1		(1,029)
Select Class:
Shares Issued on Distributions Reinvested	— @@	— @@	—		—

@  Amount is less than $500.

@@  Amount is less than 500 shares.
The accompanying notes are an integral part of the financial statements.

2020 Annual Report

October 31, 2020

Statements of Changes in Net Assets

	Treasury Portfolio		Treasury Securities Portfolio
	Year Ended October 31, 2020 (000)	Year Ended October 31, 2019 (000)	Year Ended October 31, 2020 (000)	Year Ended October 31, 2019 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$102,639	$361,632	$166,232	$463,310
Net Realized Gain (Loss)	211	(1,779)	670	(1,847)
Net Increase in Net Assets Resulting from Operations	102,850	359,853	166,902	461,463
Dividends and Distributions to Shareholders:
Institutional Class	(90,457)	(329,913)	(161,203)	(460,371)
Institutional Select Class	(3,314)	(5,545)	(4,337)	(1,606)
Investor Class	(77)	(306)	(— @)	(122)
Administrative Class	(17)	(64)	(9)	(67)
Advisory Class	(2,214)	(9,468)	(599)	(593)
Participant Class	(6,472)	(15,949)	(1)	(5)
Cash Management Class	(88)	(386)	(83)	(545)
Select Class	(— @)	(1)	(— @)	(1)
Total Dividends and Distributions to Shareholders	(102,639)	(361,632)	(166,232)	(463,310)
Capital Share Transactions:(1)
Institutional Class:
Subscribed	128,222,770	133,778,239	182,286,762	116,673,292
Distributions Reinvested	45,552	160,743	103,612	260,883
Redeemed	(120,632,428)	(133,100,081)	(160,535,181)	(112,784,351)
Institutional Select Class:
Subscribed	16,067,861	2,200,487	7,420,792	503,652
Distributions Reinvested	2,434	894	4,003	1,389
Redeemed	(6,302,140)	(2,293,023)	(3,705,644)	(295,665)
Investor Class:
Subscribed	64,814	29,930	—	2,226
Distributions Reinvested	41	176	— @	63
Redeemed	(44,107)	(24,716)	—	(41,561)
Administrative Class:
Subscribed	280	1,044	1,919	12,014
Distributions Reinvested	15	57	— @	1
Redeemed	(394)	(67)	(1,910)	(12,377)
Advisory Class:
Subscribed	4,247,106	3,126,412	556,532	305,982
Distributions Reinvested	340	1,143	431	1
Redeemed	(4,217,325)	(3,048,748)	(581,921)	(276,324)
Participant Class:
Subscribed	4,970,231	2,948,986	885	674
Distributions Reinvested	— @	3	1	5
Redeemed	(4,017,502)	(2,307,086)	(940)	(283)
Cash Management Class:
Subscribed	—	—	—	— @
Distributions Reinvested	88	384	79	534
Redeemed	(411)	(4,785)	(7,729)	(32,962)
Select Class:
Distributions Reinvested	— @	— @	— @	— @
Net Increase in Net Assets Resulting from Capital Share Transactions	18,407,225	1,469,992	25,541,691	4,317,193
Total Increase in Net Assets	18,407,436	1,468,213	25,542,361	4,315,346
Net Assets:
Beginning of Period	16,882,488	15,414,275	24,253,415	19,938,069
End of Period	$35,289,924	$16,882,488	$49,795,776	$24,253,415

The accompanying notes are an integral part of the financial statements.

2020 Annual Report

October 31, 2020

Statements of Changes in Net Assets (cont'd)

	Treasury Portfolio		Treasury Securities Portfolio
	Year Ended October 31, 2020 (000)	Year Ended October 31, 2019 (000)	Year Ended October 31, 2020 (000)	Year Ended October 31, 2019 (000)
(1) Capital Share Transactions:
Institutional Class:
Shares Subscribed	128,222,770	133,778,239	182,286,762	116,673,292
Shares Issued on Distributions Reinvested	45,552	160,743	103,612	260,883
Shares Redeemed	(120,632,428)	(133,100,081)	(160,535,181)	(112,784,351)
Net Increase in Institutional Class Shares Outstanding	7,635,894	838,901	21,855,193	4,149,824
Institutional Select Class:
Shares Subscribed	16,067,861	2,200,487	7,420,792	503,652
Shares Issued on Distributions Reinvested	2,434	894	4,003	1,389
Shares Redeemed	(6,302,140)	(2,293,023)	(3,705,644)	(295,665)
Net Increase (Decrease) in Institutional Select Class Shares Outstanding	9,768,155	(91,642)	3,719,151	209,376
Investor Class:
Shares Subscribed	64,814	29,930	—	2,226
Shares Issued on Distributions Reinvested	41	176	— @@	63
Shares Redeemed	(44,107)	(24,716)	—	(41,561)
Net Increase (Decrease) in Investor Class Shares Outstanding	20,748	5,390	— @@	(39,272)
Administrative Class:
Shares Subscribed	280	1,044	1,919	12,014
Shares Issued on Distributions Reinvested	15	57	— @@	1
Shares Redeemed	(394)	(67)	(1,910)	(12,377)
Net Increase (Decrease) in Administrative Class Shares Outstanding	(99)	1,034	9	(362)
Advisory Class:
Shares Subscribed	4,247,106	3,126,412	556,532	305,982
Shares Issued on Distributions Reinvested	340	1,143	431	1
Shares Redeemed	(4,217,325)	(3,048,748)	(581,921)	(276,324)
Net Increase (Decrease) in Advisory Class Shares Outstanding	30,121	78,807	(24,958)	29,659
Participant Class:
Shares Subscribed	4,970,231	2,948,986	885	674
Shares Issued on Distributions Reinvested	— @@	3	1	5
Shares Redeemed	(4,017,502)	(2,307,086)	(940)	(283)
Net Increase (Decrease) in Participant Class Shares Outstanding	952,729	641,903	(54)	396
Cash Management Class:
Shares Subscribed	—	—	—	— @@
Shares Issued on Distributions Reinvested	88	384	79	534
Shares Redeemed	(411)	(4,785)	(7,729)	(32,962)
Net Decrease in Cash Management Class Shares Outstanding	(323)	(4,401)	(7,650)	(32,428)
Select Class:
Shares Issued on Distributions Reinvested	— @@	— @@	— @@	— @@

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.

2020 Annual Report

October 31, 2020

Statements of Changes in Net Assets

	Tax-Exempt Portfolio
	Year Ended October 31, 2020 (000)	Year Ended October 31, 2019 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$3,183	$8,108
Net Realized Gain	11	1
Net Change in Unrealized Appreciation (Depreciation)	(38)	41
Net Increase in Net Assets Resulting from Operations	3,156	8,150
Dividends and Distributions to Shareholders:
Institutional Class	(3,154)	(8,000)
Institutional Select Class	(— @)	(1)
Cash Management Class	(29)	(107)
Total Dividends and Distributions to Shareholders	(3,183)	(8,108)
Capital Share Transactions:(1)
Institutional Class:
Subscribed	719,986	989,255
Distributions Reinvested	2,470	6,826
Redeemed	(968,135)	(875,690)
Institutional Select Class:
Distributions Reinvested	— @	— @
Cash Management Class:
Distributions Reinvested	28	104
Redeemed	(2,647)	(4,474)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(248,298)	116,021
Total Increase (Decrease) in Net Assets	(248,325)	116,063
Net Assets:
Beginning of Period	619,632	503,569
End of Period	$371,307	$619,632

The accompanying notes are an integral part of the financial statements.

2020 Annual Report

October 31, 2020

Statements of Changes in Net Assets (cont'd)

	Tax-Exempt Portfolio
	Year Ended October 31, 2020 (000)	Year Ended October 31, 2019 (000)
(1) Capital Share Transactions:
Institutional Class:
Shares Subscribed	719,898	989,247
Shares Issued on Distributions Reinvested	2,469	6,825
Shares Redeemed	(968,078)	(875,671)
Net Increase (Decrease) in Institutional Class Shares Outstanding	(245,711)	120,401
Institutional Select Class:
Shares Issued on Distributions Reinvested	— @@	— @@
Cash Management Class:
Shares Issued on Distributions Reinvested	28	104
Shares Redeemed	(2,647)	(4,474)
Net Decrease in Cash Management Class Shares Outstanding	(2,619)	(4,370)

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.

(This Page has been left blank intentionally.)

2020 Annual Report

October 31, 2020

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments		Distributions From Net Investment Income		Net Asset Value, End of Period	Total Return
ESG Money Market Portfolio:
Institutional Class
Year Ended 10/31/20	$1.0008	$0.0087	(2)	$0.0005		$(0.0090)		$1.0010	0.92%
Year Ended 10/31/19	1.0004	0.0239	(2)	0.0005		(0.0240)		1.0008	2.46%
Year Ended 10/31/18	1.0004	0.0190	(2)	(0.0007)		(0.0183)		1.0004	1.84%
Year Ended 10/31/17	1.0002	0.0105	(2)	(0.0001	)(3)	(0.0102)		1.0004	1.05%
Year Ended 10/31/16(1)	1.0000	0.0041	(2)	0.0002	(3)	(0.0041)		1.0002	0.43%
Institutional Select Class
Year Ended 10/31/20	$1.0006	$0.0082	(2)	$0.0005		$(0.0085)		$1.0008	0.87%
Year Ended 10/31/19	1.0002	0.0233	(2)	0.0006		(0.0235)		1.0006	2.41%
Year Ended 10/31/18	1.0002	0.0185	(2)	(0.0007)		(0.0178)		1.0002	1.79%
Year Ended 10/31/17	1.0000	0.0100	(2)	(0.0001	)(3)	(0.0097)		1.0002	1.00%
Year Ended 10/31/16(1)	1.0000	0.0036	(2)	0.0000	(3)	(0.0036)		1.0000	0.36%
Advisory Class
Year Ended 10/31/20	$1.0010	$0.0065	(2)	$0.0005		$(0.0068)		$1.0012	0.70%
Year Ended 10/31/19	1.0007	0.0213	(2)	0.0005		(0.0215)		1.0010	2.20%
Year Ended 10/31/18	1.0006	0.0165	(2)	(0.0006)		(0.0158)		1.0007	1.60%
Year Ended 10/31/17	1.0004	0.0080	(2)	0.0001	(3)	(0.0079)		1.0006	0.81%
Year Ended 10/31/16(1)	1.0000	0.0017	(2)	0.0004	(3)	(0.0017)		1.0004	0.22%
Participant Class
Year Ended 10/31/20	$1.0006	$0.0049	(2)	$0.0005		$(0.0052)		$1.0008	0.54%
Year Ended 10/31/19	1.0003	0.0188	(2)	0.0005		(0.0190)		1.0006	1.94%
Year Ended 10/31/18	1.0002	0.0140	(2)	(0.0006)		(0.0133)		1.0003	1.34%
Year Ended 10/31/17	1.0000	0.0055	(2)	(0.0001	)(3)	(0.0052)		1.0002	0.55%
Year Ended 10/31/16(1)	1.0000	0.0002	(2)(3)	0.0000	(3)	(0.0002	)(3)	1.0000	0.02%
Cash Management Class
Year Ended 10/31/20	$1.0005	$0.0073	(2)	$0.0004		$(0.0075)		$1.0007	0.78%
Year Ended 10/31/19	1.0002	0.0223	(2)	0.0005		(0.0225)		1.0005	2.30%
Year Ended 10/31/18	1.0001	0.0175	(2)	(0.0006)		(0.0168)		1.0002	1.70%
Year Ended 10/31/17	1.0000	0.0090	(2)	(0.0002	)(3)	(0.0087)		1.0001	0.89%
Year Ended 10/31/16(1)	1.0000	0.0026	(2)	0.0000	(3)	(0.0026)		1.0000	0.26%

The accompanying notes are an integral part of the financial statements.

2020 Annual Report

October 31, 2020

Financial Highlights (cont'd)

	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Interest Expenses		Ratio of Expenses to Average Net Assets (Before Waivers/ Reimbursement)	Ratio of Net Investment Income to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets (Before Waivers/ Reimbursement)
ESG Money Market Portfolio:
Institutional Class
Year Ended 10/31/20	$4,142,846	0.13%		N/A		0.22%	0.87%		0.78%
Year Ended 10/31/19	3,345,665	0.16%		0.16%		0.22%	2.38%		2.32%
Year Ended 10/31/18	1,709,776	0.15%		N/A		0.25%	1.91%		1.81%
Year Ended 10/31/17	621,369	0.10%		N/A		0.32%	1.06%		0.84%
Year Ended 10/31/16(1)	450,127	0.12%		N/A		0.22%	0.41%		0.31%
Institutional Select Class
Year Ended 10/31/20	$51	0.18	%(4)	N/A		0.27%	0.82%		0.73%
Year Ended 10/31/19	51	0.21	%(4)	0.21	%(4)	0.27%	2.33%		2.27%
Year Ended 10/31/18	50	0.20	%(4)	N/A		0.30%	1.86%		1.76%
Year Ended 10/31/17	50	0.15	%(4)	N/A		0.37%	1.01%		0.79%
Year Ended 10/31/16(1)	50	0.17	%(4)	N/A		0.27%	0.36%		0.26%
Advisory Class
Year Ended 10/31/20	$51	0.36	%(4)	N/A		0.47%	0.65%		0.54%
Year Ended 10/31/19	51	0.41	%(4)	0.41	%(4)	0.47%	2.13%		2.07%
Year Ended 10/31/18	50	0.40	%(4)	N/A		0.50%	1.66%		1.56%
Year Ended 10/31/17	52	0.35	%(4)	N/A		0.57%	0.81%		0.59%
Year Ended 10/31/16(1)	2	0.37	%(4)	N/A		0.47%	0.16%		0.06%
Participant Class
Year Ended 10/31/20	$51	0.52	%(4)	N/A		0.72%	0.49%		0.29%
Year Ended 10/31/19	51	0.66	%(4)	0.66	%(4)	0.72%	1.88%		1.82%
Year Ended 10/31/18	50	0.65	%(4)	N/A		0.75%	1.41%		1.31%
Year Ended 10/31/17	50	0.60	%(4)	N/A		0.82%	0.56%		0.34%
Year Ended 10/31/16(1)	53	0.53	%(4)	N/A		0.72%	0.00	%(5)	(0.19)%
Cash Management Class
Year Ended 10/31/20	$8,784	0.28	%(4)	N/A		0.37%	0.72%		0.63%
Year Ended 10/31/19	11,789	0.31	%(4)	0.31	%(4)	0.37%	2.23%		2.17%
Year Ended 10/31/18	13,998	0.30	%(4)	N/A		0.40%	1.76%		1.66%
Year Ended 10/31/17	17,980	0.25	%(4)	N/A		0.47%	0.91%		0.69%
Year Ended 10/31/16(1)	29,654	0.27	%(4)	N/A		0.37%	0.26%		0.16%

The accompanying notes are an integral part of the financial statements.

2020 Annual Report

October 31, 2020

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments		Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return
Prime Portfolio:
Institutional Class
Year Ended 10/31/20	$1.0008	$0.0081	(2)	$0.0001	(3)	$(0.0089)	$1.0001	0.83%
Year Ended 10/31/19	1.0005	0.0240	(2)	0.0002	(3)	(0.0239)	1.0008	2.45%
Year Ended 10/31/18	1.0005	0.0186	(2)	(0.0004	)(3)	(0.0182)	1.0005	1.84%
Year Ended 10/31/17	1.0002	0.0109	(2)	(0.0005)		(0.0101)	1.0005	1.05%
Year Ended 10/31/16(1)	1.0000	0.0036	(2)	0.0002	(3)	(0.0036)	1.0002	0.38%
Institutional Select Class
Year Ended 10/31/20	$1.0006	$0.0076	(2)	$0.0001	(3)	$(0.0085)	$0.9998	0.77%
Year Ended 10/31/19	1.0003	0.0233	(2)	0.0004	(3)	(0.0234)	1.0006	2.40%
Year Ended 10/31/18	1.0000	0.0181	(2)	(0.0001	)(3)	(0.0177)	1.0003	1.82%
Year Ended 10/31/17	1.0005	0.0104	(2)	(0.0033)		(0.0076)	1.0000	0.71%
Year Ended 10/31/16(1)	1.0000	0.0031	(2)	0.0005		(0.0031)	1.0005	0.36%
Advisory Class
Year Ended 10/31/20	$1.0003	$0.0058	(2)	$0.0003	(3)	$(0.0067)	$0.9997	0.61%
Year Ended 10/31/19	1.0000	0.0213	(2)	0.0004	(3)	(0.0214)	1.0003	2.19%
Year Ended 10/31/18	1.0000	0.0161	(2)	(0.0004	)(3)	(0.0157)	1.0000	1.58%
Year Ended 10/31/17	1.0000	0.0086	(2)	(0.0038)		(0.0048)	1.0000	0.49%
Year Ended 10/31/16(1)	1.0000	0.0013	(2)	0.0000	(3)	(0.0013)	1.0000	0.13%
Cash Management Class
Year Ended 10/31/20	$1.0005	$0.0066	(2)	$0.0004	(3)	$(0.0075)	$1.0000	0.70%
Year Ended 10/31/19	1.0003	0.0223	(2)	0.0003	(3)	(0.0224)	1.0005	2.29%
Year Ended 10/31/18	1.0003	0.0171	(2)	(0.0004	)(3)	(0.0167)	1.0003	1.69%
Year Ended 10/31/17	1.0000	0.0094	(2)	(0.0005)		(0.0086)	1.0003	0.90%
Year Ended 10/31/16(1)	1.0000	0.0022	(2)	0.0000	(3)	(0.0022)	1.0000	0.22%

The accompanying notes are an integral part of the financial statements.

2020 Annual Report

October 31, 2020

Financial Highlights (cont'd)

	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Before Waivers/ Reimbursement)	Ratio of Net Investment Income to Average Net Assets	Ratio of Net Investment Income to Average Net Assets (Before Waivers/ Reimbursement)
Prime Portfolio:
Institutional Class
Year Ended 10/31/20	$20,230,517	0.13%		0.21%	0.81%	0.73%
Year Ended 10/31/19	12,521,950	0.16%		0.21%	2.38%	2.33%
Year Ended 10/31/18	7,679,347	0.15%		0.21%	1.87%	1.81%
Year Ended 10/31/17	4,605,363	0.12%		0.23%	1.09%	0.98%
Year Ended 10/31/16(1)	1,872,676	0.18%		0.21%	0.34%	0.31%
Institutional Select Class
Year Ended 10/31/20	$24,041	0.18	%(4)	0.26%	0.76%	0.68%
Year Ended 10/31/19	12,203	0.21	%(4)	0.26%	2.33%	2.28%
Year Ended 10/31/18	20,410	0.20	%(4)	0.26%	1.82%	1.76%
Year Ended 10/31/17	50	0.17	%(4)	0.28%	1.04%	0.93%
Year Ended 10/31/16(1)	10,036	0.23	%(4)	0.26%	0.29%	0.26%
Advisory Class
Year Ended 10/31/20	$51	0.36	%(4)	0.46%	0.59%	0.49%
Year Ended 10/31/19	51	0.41	%(4)	0.46%	2.13%	2.08%
Year Ended 10/31/18	50	0.40	%(4)	0.46%	1.62%	1.56%
Year Ended 10/31/17	50	0.37	%(4)	0.48%	0.84%	0.73%
Year Ended 10/31/16(1)	4,471	0.41	%(4)	0.46%	0.11%	0.06%
Cash Management Class
Year Ended 10/31/20	$5,573	0.28	%(4)	0.36%	0.66%	0.58%
Year Ended 10/31/19	13,537	0.31	%(4)	0.36%	2.23%	2.18%
Year Ended 10/31/18	21,596	0.30	%(4)	0.36%	1.72%	1.66%
Year Ended 10/31/17	14,809	0.27	%(4)	0.38%	0.94%	0.83%
Year Ended 10/31/16(1)	19,163	0.32	%(4)	0.36%	0.20%	0.16%

The accompanying notes are an integral part of the financial statements.

2020 Annual Report

October 31, 2020

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments		Distributions From Net Investment Income		Net Asset Value, End of Period	Total Return
Government Portfolio:
Institutional Class
Year Ended 10/31/20	$1.000	$0.005	(2)	$0.001		$(0.006)		$1.000	0.61%
Year Ended 10/31/19	1.000	0.022	(2)	0.000	(3)	(0.022)		1.000	2.20%
Year Ended 10/31/18	1.000	0.016	(2)	(0.001)		(0.015)		1.000	1.55%
Year Ended 10/31/17	1.000	0.006	(2)	0.001		(0.007)		1.000	0.65%
Year Ended 10/31/16(1)	1.000	0.002	(2)	(0.000	)(3)	(0.002)		1.000	0.23%
Institutional Select Class
Year Ended 10/31/20	$1.000	$0.005	(2)	$0.001		$(0.006)		$1.000	0.57%
Year Ended 10/31/19	1.000	0.021	(2)	0.000	(3)	(0.021)		1.000	2.15%
Year Ended 10/31/18	1.000	0.015	(2)	0.000	(3)	(0.015)		1.000	1.50%
Year Ended 10/31/17	1.000	0.006	(2)	0.000	(3)	(0.006)		1.000	0.60%
Year Ended 10/31/16(1)	1.000	0.002	(2)	(0.000	)(3)	(0.002)		1.000	0.18%
Investor Class
Year Ended 10/31/20	$1.000	$0.004	(2)	$0.001		$(0.005)		$1.000	0.55%
Year Ended 10/31/19	1.000	0.021	(2)	0.000	(3)	(0.021)		1.000	2.10%
Year Ended 10/31/18	1.000	0.015	(2)	(0.001)		(0.014)		1.000	1.45%
Year Ended 10/31/17	1.000	0.005	(2)	0.001		(0.006)		1.000	0.55%
Year Ended 10/31/16(1)	1.000	0.001	(2)	0.000	(3)	(0.001)		1.000	0.14%
Administrative Class
Year Ended 10/31/20	$1.000	$0.004	(2)	$0.001		$(0.005)		$1.000	0.52%
Year Ended 10/31/19	1.000	0.020	(2)	0.000	(3)	(0.020)		1.000	2.05%
Year Ended 10/31/18	1.000	0.014	(2)	0.000	(3)	(0.014)		1.000	1.40%
Year Ended 10/31/17	1.000	0.005	(2)	0.000	(3)	(0.005)		1.000	0.50%
Year Ended 10/31/16(1)	1.000	0.001	(2)	(0.000	)(3)	(0.001)		1.000	0.10%
Advisory Class
Year Ended 10/31/20	$1.000	$0.004	(2)	$0.001		$(0.005)		$1.000	0.47%
Year Ended 10/31/19	1.000	0.019	(2)	0.000	(3)	(0.019)		1.000	1.95%
Year Ended 10/31/18	1.000	0.013	(2)	0.000	(3)	(0.013)		1.000	1.30%
Year Ended 10/31/17	1.000	0.004	(2)	0.000	(3)	(0.004)		1.000	0.40%
Year Ended 10/31/16(1)	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.02%
Participant Class
Year Ended 10/31/20	$1.000	$0.003	(2)	$0.001		$(0.004)		$1.000	0.38%
Year Ended 10/31/19	1.000	0.017	(2)	0.000	(3)	(0.017)		1.000	1.69%
Year Ended 10/31/18	1.000	0.011	(2)	(0.001)		(0.010)		1.000	1.04%
Year Ended 10/31/17	1.000	0.001	(2)	0.001		(0.002)		1.000	0.19%
Year Ended 10/31/16(1)	1.000	(0.000	)(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.01%
Cash Management Class
Year Ended 10/31/20	$1.000	$0.004	(2)	$0.001		$(0.005)		$1.000	0.52%
Year Ended 10/31/19	1.000	0.020	(2)	0.000	(3)	(0.020)		1.000	2.05%
Year Ended 10/31/18	1.000	0.014	(2)	0.000	(3)	(0.014)		1.000	1.40%
Year Ended 10/31/17	1.000	0.005	(2)	0.000	(3)	(0.005)		1.000	0.50%
Year Ended 10/31/16(1)	1.000	0.001	(2)	0.000	(3)	(0.001)		1.000	0.10%
Select Class
Year Ended 10/31/20	$1.000	$0.001	(2)	$0.002		$(0.003)		$1.000	0.26%
Year Ended 10/31/19	1.000	0.014	(2)	0.000	(3)	(0.014)		1.000	1.39%
Year Ended 10/31/18	1.000	0.008	(2)	(0.001)		(0.007)		1.000	0.74%
Year Ended 10/31/17	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.04%
For the Period Ended 10/31/16(1)	1.000	0.001	(2)	(0.001)		(0.000	)(3)	1.000	0.01	%(8)

The accompanying notes are an integral part of the financial statements.

2020 Annual Report

October 31, 2020

Financial Highlights (cont'd)

	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Interest Expenses		Ratio of Expenses to Average Net Assets (Before Waivers/ Reimbursement)		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets (Before Waivers/ Reimbursement)
Government Portfolio:
Institutional Class
Year Ended 10/31/20	$75,357,703	0.17%		0.17%		0.21%		0.48%		0.44%
Year Ended 10/31/19	57,870,416	0.17%		0.17%		0.21%		2.17%		2.13%
Year Ended 10/31/18	42,900,056	0.17%		N/A		0.21%		1.55%		1.51%
Year Ended 10/31/17	40,080,925	0.18%		N/A		0.21%		0.63%		0.60%
Year Ended 10/31/16(1)	49,883,028	0.17%		N/A		0.21%		0.22%		0.18%
Institutional Select Class
Year Ended 10/31/20	$10,462,967	0.20	%(4)	0.20	%(4)	0.26%		0.45%		0.39%
Year Ended 10/31/19	350,876	0.22	%(4)	0.22	%(4)	0.26%		2.12%		2.08%
Year Ended 10/31/18	750,517	0.22	%(4)	N/A		0.26%		1.50%		1.46%
Year Ended 10/31/17	1,990,491	0.23	%(4)	N/A		0.26%		0.58%		0.55%
Year Ended 10/31/16(1)	1,620,891	0.22	%(4)	N/A		0.26%		0.17%		0.13%
Investor Class
Year Ended 10/31/20	$1,509,475	0.25	%(4)	0.25	%(4)	0.31%		0.40%		0.34%
Year Ended 10/31/19	3,447,615	0.27	%(4)	0.27	%(4)	0.31%		2.07%		2.03%
Year Ended 10/31/18	2,426,700	0.27	%(4)	N/A		0.31%		1.45%		1.41%
Year Ended 10/31/17	79,317	0.28	%(4)	N/A		0.31%		0.53%		0.50%
Year Ended 10/31/16(1)	39,589	0.26	%(4)	N/A		0.31%		0.13%		0.08%
Administrative Class
Year Ended 10/31/20	$161,405	0.26	%(4)	0.26	%(4)	0.36%		0.39%		0.29%
Year Ended 10/31/19	186,966	0.32	%(4)	0.32	%(4)	0.36%		2.02%		1.98%
Year Ended 10/31/18	181,397	0.32	%(4)	N/A		0.36%		1.40%		1.36%
Year Ended 10/31/17	169,710	0.33	%(4)	N/A		0.36%		0.48%		0.45%
Year Ended 10/31/16(1)	23,887	0.32	%(4)	N/A		0.36%		0.07%		0.03%
Advisory Class
Year Ended 10/31/20	$1,143,921	0.30	%(4)	0.30	%(4)	0.46%		0.35%		0.19%
Year Ended 10/31/19	962,234	0.42	%(4)	0.42	%(4)	0.46%		1.92%		1.88%
Year Ended 10/31/18	1,082,958	0.42	%(4)	N/A		0.46%		1.30%		1.26%
Year Ended 10/31/17	1,195,962	0.43	%(4)	N/A		0.46%		0.38%		0.35%
Year Ended 10/31/16(1)	1,152,411	0.35	%(4)	N/A		0.46%		0.04%		(0.07)%
Participant Class
Year Ended 10/31/20	$1,671,051	0.36	%(4)	0.36	%(4)	0.71%		0.29%		(0.06)%
Year Ended 10/31/19	942,575	0.67	%(4)	0.67	%(4)	0.71%		1.67%		1.63%
Year Ended 10/31/18	770,987	0.67	%(4)	N/A		0.71%		1.05%		1.01%
Year Ended 10/31/17	919,665	0.68	%(4)	N/A		0.71%		0.13%		0.10%
Year Ended 10/31/16(1)	1,733	0.43	%(4)	N/A		0.71%		(0.04)%		(0.32)%
Cash Management Class
Year Ended 10/31/20	$4,704	0.26	%(4)	0.26	%(4)	0.36%		0.39%		0.29%
Year Ended 10/31/19	4,914	0.32	%(4)	0.32	%(4)	0.36%		2.02%		1.98%
Year Ended 10/31/18	16,226	0.32	%(4)	N/A		0.36%		1.40%		1.36%
Year Ended 10/31/17	28,533	0.33	%(4)	N/A		0.36%		0.48%		0.45%
Year Ended 10/31/16(1)	131,640	0.30	%(4)	N/A		0.36%		0.09%		0.03%
Select Class
Year Ended 10/31/20	$51	0.51	%(4)	0.51	%(4)	1.01%		0.14%		(0.36)%
Year Ended 10/31/19	50	0.97	%(4)	0.97	%(4)	1.01%		1.37%		1.33%
Year Ended 10/31/18	50	0.97	%(4)	N/A		1.01%		0.75%		0.71%
Year Ended 10/31/17	50	0.79	%(4)	N/A		1.01%		0.02%		(0.20)%
For the Period Ended 10/31/16(1)	50	0.43	%(4)(9)	N/A		1.01	%(9)	(0.04	)%(9)	(0.62	)%(9)

The accompanying notes are an integral part of the financial statements.

2020 Annual Report

October 31, 2020

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments		Distributions From Net Investment Income		Net Asset Value, End of Period	Total Return
Government Securities Portfolio:
Institutional Class
Year Ended 10/31/20	$1.000	$0.005	(2)	$0.001		$(0.006)		$1.000	0.61%
Year Ended 10/31/19	1.000	0.021	(2)	0.000	(3)	(0.021)		1.000	2.14%
Year Ended 10/31/18	1.000	0.013	(2)	0.002		(0.015)		1.000	1.47%
Year Ended 10/31/17	1.000	0.006	(2)	0.000	(3)	(0.006)		1.000	0.60%
Year Ended 10/31/16(1)	1.000	0.002	(2)	(0.001)		(0.001)		1.000	0.14%
Institutional Select Class
Year Ended 10/31/20	$1.000	$0.004	(2)	$0.002		$(0.006)		$1.000	0.58%
Year Ended 10/31/19	1.000	0.021	(2)	0.000	(3)	(0.021)		1.000	2.08%
Year Ended 10/31/18	1.000	0.012	(2)	0.002		(0.014)		1.000	1.43%
Year Ended 10/31/17	1.000	0.006	(2)	0.000	(3)	(0.006)		1.000	0.55%
Year Ended 10/31/16(1)	1.000	0.001	(2)	(0.000	)(3)	(0.001)		1.000	0.10%
Investor Class
Year Ended 10/31/20	$1.000	$0.004	(2)	$0.002		$(0.006)		$1.000	0.55%
Year Ended 10/31/19	1.000	0.020	(2)	0.000	(3)	(0.020)		1.000	2.03%
Year Ended 10/31/18	1.000	0.012	(2)	0.002		(0.014)		1.000	1.37%
Year Ended 10/31/17	1.000	0.005	(2)	0.000	(3)	(0.005)		1.000	0.50%
Year Ended 10/31/16(1)	1.000	0.001	(2)	0.000	(3)	(0.001)		1.000	0.06%
Administrative Class
Year Ended 10/31/20	$1.000	$0.004	(2)	$0.001		$(0.005)		$1.000	0.52%
Year Ended 10/31/19	1.000	0.020	(2)	0.000	(3)	(0.020)		1.000	1.98%
Year Ended 10/31/18	1.000	0.011	(2)	0.002		(0.013)		1.000	1.32%
Year Ended 10/31/17	1.000	0.005	(2)	0.000	(3)	(0.005)		1.000	0.45%
Year Ended 10/31/16(1)	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.02%
Advisory Class
Year Ended 10/31/20	$1.000	$0.003	(2)	$0.002		$(0.005)		$1.000	0.47%
Year Ended 10/31/19	1.000	0.019	(2)	0.000	(3)	(0.019)		1.000	1.88%
Year Ended 10/31/18	1.000	0.010	(2)	0.002		(0.012)		1.000	1.22%
Year Ended 10/31/17	1.000	0.004	(2)	0.000	(3)	(0.004)		1.000	0.35%
Year Ended 10/31/16(1)	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.01%
Participant Class
Year Ended 10/31/20	$1.000	$0.003	(2)	$0.002		$(0.005)		$1.000	0.47%
Year Ended 10/31/19	1.000	0.019	(2)	0.000	(3)	(0.019)		1.000	1.88%
Year Ended 10/31/18	1.000	0.011	(2)	0.001		(0.012)		1.000	1.22%
Year Ended 10/31/17	1.000	0.004	(2)	0.000	(3)	(0.004)		1.000	0.36%
Year Ended 10/31/16(1)	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Cash Management Class
Year Ended 10/31/20	$1.000	$0.004	(2)	$0.001		$(0.005)		$1.000	0.53%
Year Ended 10/31/19	1.000	0.020	(2)	0.000	(3)	(0.020)		1.000	1.99%
Year Ended 10/31/18	1.000	0.011	(2)	0.002		(0.013)		1.000	1.32%
Year Ended 10/31/17	1.000	0.005	(2)	0.000	(3)	(0.005)		1.000	0.45%
Year Ended 10/31/16(1)	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.02%

The accompanying notes are an integral part of the financial statements.

2020 Annual Report

October 31, 2020

Financial Highlights (cont'd)

	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Before Waivers/ Reimbursement)	Ratio of Net Investment Income to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets (Before Waivers/ Reimbursement)
Government Securities Portfolio:
Institutional Class
Year Ended 10/31/20	$406,598	0.18%		0.21%	0.46%	0.43%
Year Ended 10/31/19	157,694	0.20%		0.23%	2.12%	2.09%
Year Ended 10/31/18	33,852	0.20%		0.21%	1.30%	1.29%
Year Ended 10/31/17	52,889	0.20%		0.22%	0.57%	0.55%
Year Ended 10/31/16(1)	65,792	0.18%		0.21%	0.17%	0.14%
Institutional Select Class
Year Ended 10/31/20	$51	0.21	%(4)	0.27%	0.43%	0.37%
Year Ended 10/31/19	51	0.25	%(4)	0.28%	2.07%	2.04%
Year Ended 10/31/18	50	0.25	%(4)	0.26%	1.25%	1.24%
Year Ended 10/31/17	50	0.25	%(4)	0.27%	0.52%	0.50%
Year Ended 10/31/16(1)	50	0.23	%(4)	0.26%	0.12%	0.09%
Investor Class
Year Ended 10/31/20	$51	0.24	%(4)	0.31%	0.39%	0.32%
Year Ended 10/31/19	1,006	0.30	%(4)	0.33%	2.02%	1.99%
Year Ended 10/31/18	460	0.30	%(4)	0.31%	1.20%	1.19%
Year Ended 10/31/17	50	0.30	%(4)	0.32%	0.47%	0.45%
Year Ended 10/31/16(1)	50	0.27	%(4)	0.31%	0.08%	0.04%
Administrative Class
Year Ended 10/31/20	$51	0.27	%(4)	0.37%	0.37%	0.27%
Year Ended 10/31/19	51	0.35	%(4)	0.38%	1.97%	1.94%
Year Ended 10/31/18	50	0.35	%(4)	0.36%	1.15%	1.14%
Year Ended 10/31/17	50	0.35	%(4)	0.37%	0.42%	0.40%
Year Ended 10/31/16(1)	50	0.30	%(4)	0.35%	0.05%	0.00	%(5)
Advisory Class
Year Ended 10/31/20	$39,903	0.30	%(4)	0.46%	0.34%	0.18%
Year Ended 10/31/19	38,039	0.45	%(4)	0.48%	1.87%	1.84%
Year Ended 10/31/18	35,943	0.45	%(4)	0.46%	1.05%	1.04%
Year Ended 10/31/17	39,676	0.45	%(4)	0.47%	0.32%	0.30%
Year Ended 10/31/16(1)	50	0.31	%(4)	0.46%	0.04%	(0.11)%
Participant Class
Year Ended 10/31/20	$6,549,518	0.29	%(4)	0.71%	0.35%	(0.07)%
Year Ended 10/31/19	2,724,346	0.45	%(4)	0.73%	1.87%	1.59%
Year Ended 10/31/18	2,780,482	0.45	%(4)	0.71%	1.05%	0.79%
Year Ended 10/31/17	17,766,128	0.44	%(4)	0.72%	0.33%	0.05%
Year Ended 10/31/16(1)	23,770,200	0.34	%(4)	0.71%	0.01%	(0.36)%
Cash Management Class
Year Ended 10/31/20	$356	0.26	%(4)	0.36%	0.37%	0.27%
Year Ended 10/31/19	355	0.35	%(4)	0.38%	1.97%	1.94%
Year Ended 10/31/18	1,384	0.35	%(4)	0.36%	1.15%	1.14%
Year Ended 10/31/17	2,097	0.35	%(4)	0.37%	0.42%	0.40%
Year Ended 10/31/16(1)	5,315	0.31	%(4)	0.36%	0.04%	(0.01)%
The accompanying notes are an integral part of the financial statements.

2020 Annual Report

October 31, 2020

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments		Distributions From Net Investment Income		Net Asset Value, End of Period	Total Return
Treasury Portfolio:
Institutional Class
Year Ended 10/31/20	$1.000	$0.004	(2)	$0.002		$(0.006)		$1.000	0.57%
Year Ended 10/31/19	1.000	0.021	(2)	0.000	(3)	(0.021)		1.000	2.17%
Year Ended 10/31/18	1.000	0.015	(2)	0.000	(3)	(0.015)		1.000	1.55%
Year Ended 10/31/17	1.000	0.006	(2)	0.000	(3)	(0.006)		1.000	0.63%
Year Ended 10/31/16(1)	1.000	0.002	(2)	(0.000	)(3)	(0.002)		1.000	0.19%
Institutional Select Class
Year Ended 10/31/20	$1.000	$0.003	(2)	$0.002		$(0.005)		$1.000	0.54%
Year Ended 10/31/19	1.000	0.021	(2)	0.000	(3)	(0.021)		1.000	2.12%
Year Ended 10/31/18	1.000	0.015	(2)	0.000	(3)	(0.015)		1.000	1.50%
Year Ended 10/31/17	1.000	0.006	(2)	0.000	(3)	(0.006)		1.000	0.58%
Year Ended 10/31/16(1)	1.000	0.002	(2)	(0.000	)(3)	(0.002)		1.000	0.15%
Investor Class
Year Ended 10/31/20	$1.000	$0.003	(2)	$0.002		$(0.005)		$1.000	0.51%
Year Ended 10/31/19	1.000	0.020	(2)	0.000	(3)	(0.020)		1.000	2.07%
Year Ended 10/31/18	1.000	0.014	(2)	0.000	(3)	(0.014)		1.000	1.45%
Year Ended 10/31/17	1.000	0.005	(2)	0.000	(3)	(0.005)		1.000	0.53%
Year Ended 10/31/16(1)	1.000	0.001	(2)	(0.000	)(3)	(0.001)		1.000	0.10%
Administrative Class
Year Ended 10/31/20	$1.000	$0.003	(2)	$0.002		$(0.005)		$1.000	0.49%
Year Ended 10/31/19	1.000	0.020	(2)	0.000	(3)	(0.020)		1.000	2.02%
Year Ended 10/31/18	1.000	0.014	(2)	0.000	(3)	(0.014)		1.000	1.39%
Year Ended 10/31/17	1.000	0.005	(2)	0.000	(3)	(0.005)		1.000	0.48%
Year Ended 10/31/16(1)	1.000	0.001	(2)	0.000	(3)	(0.001)		1.000	0.06%
Advisory Class
Year Ended 10/31/20	$1.000	$0.003	(2)	$0.002		$(0.005)		$1.000	0.45%
Year Ended 10/31/19	1.000	0.019	(2)	0.000	(3)	(0.019)		1.000	1.92%
Year Ended 10/31/18	1.000	0.013	(2)	0.000	(3)	(0.013)		1.000	1.29%
Year Ended 10/31/17	1.000	0.004	(2)	0.000	(3)	(0.004)		1.000	0.38%
Year Ended 10/31/16(1)	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Participant Class
Year Ended 10/31/20	$1.000	$0.002	(2)	$0.002		$(0.004)		$1.000	0.36%
Year Ended 10/31/19	1.000	0.016	(2)	0.000	(3)	(0.016)		1.000	1.66%
Year Ended 10/31/18	1.000	0.010	(2)	0.000	(3)	(0.010)		1.000	1.04%
Year Ended 10/31/17	1.000	0.001	(2)	0.001		(0.002)		1.000	0.19%
Year Ended 10/31/16(1)	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.01%
Cash Management Class
Year Ended 10/31/20	$1.000	$0.003	(2)	$0.002		$(0.005)		$1.000	0.49%
Year Ended 10/31/19	1.000	0.020	(2)	0.000	(3)	(0.020)		1.000	2.02%
Year Ended 10/31/18	1.000	0.014	(2)	0.000	(3)	(0.014)		1.000	1.39%
Year Ended 10/31/17	1.000	0.005	(2)	0.000	(3)	(0.005)		1.000	0.48%
Year Ended 10/31/16(1)	1.000	0.001	(2)	(0.000	)(3)	(0.001)		1.000	0.06%
Select Class
Year Ended 10/31/20	$1.000	$0.000	(2)(3)	$0.002		$(0.002)		$1.000	0.25%
Year Ended 10/31/19	1.000	0.013	(2)	0.000	(3)	(0.013)		1.000	1.36%
Year Ended 10/31/18	1.000	0.007	(2)	0.000	(3)	(0.007)		1.000	0.74%
Year Ended 10/31/17	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.04%
For the Period Ended 10/31/16(1)	1.000	0.001	(2)	(0.001)		(0.000	)(3)	1.000	0.00	%(5)(8)

The accompanying notes are an integral part of the financial statements.

2020 Annual Report

October 31, 2020

Financial Highlights (cont'd)

	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Interest Expenses		Ratio of Expenses to Average Net Assets (Before Waivers/ Reimbursement)		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets (Before Waivers/ Reimbursement)
Treasury Portfolio:
Institutional Class
Year Ended 10/31/20	$22,266,196	0.19%		0.19%		0.21%		0.37%		0.35%
Year Ended 10/31/19	14,630,148	0.19%		N/A		0.21%		2.15%		2.13%
Year Ended 10/31/18	13,792,827	0.19%		N/A		0.21%		1.53%		1.51%
Year Ended 10/31/17	12,423,969	0.18%		N/A		0.21%		0.61%		0.58%
Year Ended 10/31/16(1)	18,311,699	0.17%		N/A		0.21%		0.19%		0.15%
Institutional Select Class
Year Ended 10/31/20	$10,007,559	0.21	%(4)	0.21	%(4)	0.26%		0.34%		0.29%
Year Ended 10/31/19	239,361	0.24	%(4)	N/A		0.26%		2.10%		2.08%
Year Ended 10/31/18	331,029	0.24	%(4)	N/A		0.26%		1.48%		1.46%
Year Ended 10/31/17	316,164	0.23	%(4)	N/A		0.26%		0.56%		0.53%
Year Ended 10/31/16(1)	269,931	0.21	%(4)	N/A		0.26%		0.15%		0.10%
Investor Class
Year Ended 10/31/20	$35,583	0.23	%(4)	0.23	%(4)	0.31%		0.33%		0.25%
Year Ended 10/31/19	14,834	0.29	%(4)	N/A		0.31%		2.05%		2.03%
Year Ended 10/31/18	9,446	0.29	%(4)	N/A		0.31%		1.43%		1.41%
Year Ended 10/31/17	26,243	0.28	%(4)	N/A		0.31%		0.51%		0.48%
Year Ended 10/31/16(1)	21,719	0.26	%(4)	N/A		0.31%		0.10%		0.05%
Administrative Class
Year Ended 10/31/20	$3,435	0.27	%(4)	0.27	%(4)	0.36%		0.29%		0.20%
Year Ended 10/31/19	3,534	0.34	%(4)	N/A		0.36%		2.00%		1.98%
Year Ended 10/31/18	2,500	0.34	%(4)	N/A		0.36%		1.38%		1.36%
Year Ended 10/31/17	4,340	0.33	%(4)	N/A		0.36%		0.46%		0.43%
Year Ended 10/31/16(1)	1,842	0.32	%(4)	N/A		0.36%		0.04%		0.00	%(5)
Advisory Class
Year Ended 10/31/20	$575,951	0.29	%(4)	0.29	%(4)	0.46%		0.26%		0.09%
Year Ended 10/31/19	545,826	0.44	%(4)	N/A		0.46%		1.90%		1.88%
Year Ended 10/31/18	467,066	0.44	%(4)	N/A		0.46%		1.28%		1.26%
Year Ended 10/31/17	578,488	0.43	%(4)	N/A		0.46%		0.36%		0.33%
Year Ended 10/31/16(1)	543,850	0.35	%(4)	N/A		0.46%		0.01%		(0.10)%
Participant Class
Year Ended 10/31/20	$2,383,586	0.39	%(4)	0.39	%(4)	0.71%		0.17%		(0.15)%
Year Ended 10/31/19	1,430,849	0.69	%(4)	N/A		0.71%		1.65%		1.63%
Year Ended 10/31/18	789,069	0.69	%(4)	N/A		0.71%		1.03%		1.01%
Year Ended 10/31/17	484,458	0.68	%(4)	N/A		0.71%		0.11%		0.08%
Year Ended 10/31/16(1)	2,881	0.36	%(4)	N/A		0.71%		0.00	%(5)	(0.35)%
Cash Management Class
Year Ended 10/31/20	$17,563	0.27	%(4)	0.27	%(4)	0.36%		0.29%		0.20%
Year Ended 10/31/19	17,886	0.34	%(4)	N/A		0.36%		2.00%		1.98%
Year Ended 10/31/18	22,288	0.34	%(4)	N/A		0.36%		1.38%		1.36%
Year Ended 10/31/17	46,862	0.33	%(4)	N/A		0.36%		0.46%		0.43%
Year Ended 10/31/16(1)	62,228	0.30	%(4)	N/A		0.36%		0.06%		0.00	%(5)
Select Class
Year Ended 10/31/20	$51	0.51	%(4)	0.51	%(4)	1.01%		0.05%		(0.45)%
Year Ended 10/31/19	50	0.99	%(4)	N/A		1.01%		1.35%		1.33%
Year Ended 10/31/18	50	0.99	%(4)	N/A		1.01%		0.73%		0.71%
Year Ended 10/31/17	50	0.78	%(4)	N/A		1.01%		0.01%		(0.22)%
For the Period Ended 10/31/16(1)	50	0.38	%(4)(9)	N/A		1.01	%(9)	(0.02	)%(9)	(0.65	)%(9)

The accompanying notes are an integral part of the financial statements.

2020 Annual Report

October 31, 2020

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments		Distributions From Net Investment Income		Net Asset Value, End of Period	Total Return
Treasury Securities Portfolio:
Institutional Class
Year Ended 10/31/20	$1.000	$0.004	(2)	$0.002		$(0.006)		$1.000	0.61%
Year Ended 10/31/19	1.000	0.021	(2)	0.000	(3)	(0.021)		1.000	2.12%
Year Ended 10/31/18	1.000	0.015	(2)	(0.000	)(3)	(0.015)		1.000	1.51%
Year Ended 10/31/17	1.000	0.006	(2)	0.000	(3)	(0.006)		1.000	0.60%
Year Ended 10/31/16(1)	1.000	0.001	(2)	(0.000	)(3)	(0.001)		1.000	0.14%
Institutional Select Class
Year Ended 10/31/20	$1.000	$0.004	(2)	$0.002		$(0.006)		$1.000	0.58%
Year Ended 10/31/19	1.000	0.020	(2)	0.000	(3)	(0.020)		1.000	2.07%
Year Ended 10/31/18	1.000	0.015	(2)	(0.000	)(3)	(0.015)		1.000	1.46%
Year Ended 10/31/17	1.000	0.005	(2)	0.000	(3)	(0.005)		1.000	0.55%
Year Ended 10/31/16(1)	1.000	0.001	(2)	(0.000	)(3)	(0.001)		1.000	0.10%
Investor Class
Year Ended 10/31/20	$1.000	$0.004	(2)	$0.001		$(0.005)		$1.000	0.55%
Year Ended 10/31/19	1.000	0.020	(2)	0.000	(3)	(0.020)		1.000	2.01%
Year Ended 10/31/18	1.000	0.014	(2)	(0.000	)(3)	(0.014)		1.000	1.41%
Year Ended 10/31/17	1.000	0.005	(2)	0.000	(3)	(0.005)		1.000	0.50%
Year Ended 10/31/16(1)	1.000	0.000	(2)(3)	0.001		(0.001)		1.000	0.06%
Administrative Class
Year Ended 10/31/20	$1.000	$0.003	(2)	$0.002		$(0.005)		$1.000	0.52%
Year Ended 10/31/19	1.000	0.019	(2)	0.000	(3)	(0.019)		1.000	1.96%
Year Ended 10/31/18	1.000	0.014	(2)	(0.000	)(3)	(0.014)		1.000	1.36%
Year Ended 10/31/17	1.000	0.004	(2)	0.000	(3)	(0.004)		1.000	0.45%
Year Ended 10/31/16(1)	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.03%
Advisory Class
Year Ended 10/31/20	$1.000	$0.002	(2)	$0.003		$(0.005)		$1.000	0.47%
Year Ended 10/31/19	1.000	0.018	(2)	0.000	(3)	(0.018)		1.000	1.86%
Year Ended 10/31/18	1.000	0.013	(2)	(0.000	)(3)	(0.013)		1.000	1.26%
Year Ended 10/31/17	1.000	0.004	(2)	(0.000	)(3)	(0.004)		1.000	0.35%
Year Ended 10/31/16(1)	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.01%
Participant Class
Year Ended 10/31/20	$1.000	$0.002	(2)	$0.002		$(0.004)		$1.000	0.37%
Year Ended 10/31/19	1.000	0.016	(2)	0.000	(3)	(0.016)		1.000	1.61%
Year Ended 10/31/18	1.000	0.010	(2)	(0.000	)(3)	(0.010)		1.000	1.00%
Year Ended 10/31/17	1.000	0.002	(2)	0.000	(3)	(0.002)		1.000	0.16%
Year Ended 10/31/16(1)	1.000	(0.000	)(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.01%
Cash Management Class
Year Ended 10/31/20	$1.000	$0.003	(2)	$0.002		$(0.005)		$1.000	0.52%
Year Ended 10/31/19	1.000	0.019	(2)	0.000	(3)	(0.019)		1.000	1.96%
Year Ended 10/31/18	1.000	0.014	(2)	(0.000	)(3)	(0.014)		1.000	1.36%
Year Ended 10/31/17	1.000	0.004	(2)	0.000	(3)	(0.004)		1.000	0.45%
Year Ended 10/31/16(1)	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.02%
Select Class
Year Ended 10/31/20	$1.000	$0.001	(2)	$0.001		$(0.002)		$1.000	0.25%
Year Ended 10/31/19	1.000	0.013	(2)	0.000	(3)	(0.013)		1.000	1.30%
Year Ended 10/31/18	1.000	0.007	(2)	(0.000	)(3)	(0.007)		1.000	0.70%
Year Ended 10/31/17	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.02%
For the Period Ended 10/31/16(1)	1.000	0.001	(2)	(0.001)		(0.000	)(3)	1.000	0.00	%(5)(8)

The accompanying notes are an integral part of the financial statements.

2020 Annual Report

October 31, 2020

Financial Highlights (cont'd)

	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Interest Expenses		Ratio of Expenses to Average Net Assets (Before Waivers/ Reimbursement)		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets (Before Waivers/ Reimbursement)
Treasury Securities Portfolio:
Institutional Class
Year Ended 10/31/20	$45,646,654	0.18%		0.18%		0.21%		0.43%		0.40%
Year Ended 10/31/19	23,790,835	0.20%		N/A		0.21%		2.09%		2.08%
Year Ended 10/31/18	19,642,850	0.20%		N/A		0.21%		1.51%		1.50%
Year Ended 10/31/17	18,160,353	0.19%		N/A		0.21%		0.59%		0.57%
Year Ended 10/31/16(1)	19,382,045	0.17%		N/A		0.21%		0.15%		0.11%
Institutional Select Class
Year Ended 10/31/20	$4,118,125	0.21	%(4)	0.21	%(4)	0.26%		0.40%		0.35%
Year Ended 10/31/19	398,934	0.25	%(4)	N/A		0.26%		2.04%		2.03%
Year Ended 10/31/18	189,558	0.25	%(4)	N/A		0.26%		1.46%		1.45%
Year Ended 10/31/17	239,841	0.24	%(4)	N/A		0.26%		0.54%		0.52%
Year Ended 10/31/16(1)	277,773	0.21	%(4)	N/A		0.26%		0.11%		0.06%
Investor Class
Year Ended 10/31/20	$51	0.25	%(4)	0.25	%(4)	0.31%		0.37%		0.31%
Year Ended 10/31/19	51	0.30	%(4)	N/A		0.31%		1.99%		1.98%
Year Ended 10/31/18	39,323	0.30	%(4)	N/A		0.31%		1.41%		1.40%
Year Ended 10/31/17	63,180	0.29	%(4)	N/A		0.31%		0.49%		0.47%
Year Ended 10/31/16(1)	67,007	0.27	%(4)	N/A		0.31%		0.05%		0.01%
Administrative Class
Year Ended 10/31/20	$2,024	0.27	%(4)	0.27	%(4)	0.36%		0.34%		0.25%
Year Ended 10/31/19	2,015	0.35	%(4)	N/A		0.36%		1.94%		1.93%
Year Ended 10/31/18	2,378	0.35	%(4)	N/A		0.36%		1.36%		1.35%
Year Ended 10/31/17	127	0.34	%(4)	N/A		0.36%		0.44%		0.42%
Year Ended 10/31/16(1)	50	0.29	%(4)	N/A		0.36%		0.03%		(0.04)%
Advisory Class
Year Ended 10/31/20	$17,188	0.40	%(4)	0.40	%(4)	0.46%		0.21%		0.15%
Year Ended 10/31/19	42,143	0.45	%(4)	N/A		0.46%		1.84%		1.83%
Year Ended 10/31/18	12,489	0.45	%(4)	N/A		0.46%		1.26%		1.25%
Year Ended 10/31/17	1,806	0.42	%(4)	N/A		0.46%		0.36%		0.32%
Year Ended 10/31/16(1)	53,009	0.31	%(4)	N/A		0.46%		0.01%		(0.14)%
Participant Class
Year Ended 10/31/20	$575	0.40	%(4)	0.40	%(4)	0.71%		0.21%		(0.10)%
Year Ended 10/31/19	629	0.70	%(4)	N/A		0.71%		1.59%		1.58%
Year Ended 10/31/18	234	0.70	%(4)	N/A		0.71%		1.01%		1.00%
Year Ended 10/31/17	307	0.62	%(4)	N/A		0.71%		0.16%		0.07%
Year Ended 10/31/16(1)	689	0.33	%(4)	N/A		0.71%		(0.01)%		(0.39)%
Cash Management Class
Year Ended 10/31/20	$11,108	0.28	%(4)	0.28	%(4)	0.36%		0.33%		0.25%
Year Ended 10/31/19	18,758	0.35	%(4)	N/A		0.36%		1.94%		1.93%
Year Ended 10/31/18	51,187	0.35	%(4)	N/A		0.36%		1.36%		1.35%
Year Ended 10/31/17	80,852	0.34	%(4)	N/A		0.36%		0.44%		0.42%
Year Ended 10/31/16(1)	99,031	0.29	%(4)	N/A		0.36%		0.03%		(0.04)%
Select Class
Year Ended 10/31/20	$51	0.54	%(4)	0.54	%(4)	1.00%		0.07%		(0.39)%
Year Ended 10/31/19	50	1.00	%(4)	N/A		1.01%		1.29%		1.28%
Year Ended 10/31/18	50	1.00	%(4)	N/A		1.01%		0.71%		0.70%
Year Ended 10/31/17	50	0.76	%(4)	N/A		1.01%		0.02%		(0.23)%
For the Period Ended 10/31/16(1)	50	0.34	%(4)(9)	N/A		1.01	%(9)	(0.02	)%(9)	(0.69	)%(9)

The accompanying notes are an integral part of the financial statements.

2020 Annual Report

October 31, 2020

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments		Distributions From Net Investment Income		Net Asset Value, End of Period	Total Return
Tax-Exempt Portfolio:
Institutional Class
Year Ended 10/31/20	$1.0001	$0.0064	(2)	$(0.0004	)(3)	$(0.0060)		$1.0001	0.60%
Year Ended 10/31/19	1.0000	0.0141	(2)	0.0001	(3)	(0.0141)		1.0001	1.43%
Year Ended 10/31/18	1.0000	0.0118	(2)	(0.0003	)(3)	(0.0115)		1.0000	1.16%
Year Ended 10/31/17	1.0000	0.0059	(2)	(0.0002	)(3)	(0.0057)		1.0000	0.57%
Year Ended 10/31/16(1)	1.0000	0.0014	(2)	0.0026		(0.0040	)(7)	1.0000	0.40%
Institutional Select Class
Year Ended 10/31/20	$1.0001	$0.0060	(2)	$(0.0004	)(3)	$(0.0056)		$1.0001	0.56%
Year Ended 10/31/19	1.0000	0.0136	(2)	0.0001	(3)	(0.0136)		1.0001	1.38%
Year Ended 10/31/18	1.0000	0.0113	(2)	(0.0003	)(3)	(0.0110)		1.0000	1.10%
Year Ended 10/31/17	1.0000	0.0054	(2)	(0.0002	)(3)	(0.0052)		1.0000	0.52%
Year Ended 10/31/16(1)	1.0000	0.0011	(2)	0.0027		(0.0038	)(7)	1.0000	0.37%
Cash Management Class
Year Ended 10/31/20	$1.0001	$0.0054	(2)	$(0.0003	)(3)	$(0.0050)		$1.0002	0.51%
Year Ended 10/31/19	1.0000	0.0126	(2)	0.0001	(3)	(0.0126)		1.0001	1.27%
Year Ended 10/31/18	1.0000	0.0103	(2)	(0.0003	)(3)	(0.0100)		1.0000	1.02%
Year Ended 10/31/17	1.0000	0.0044	(2)	(0.0002	)(3)	(0.0042)		1.0000	0.42%
Year Ended 10/31/16(1)	1.0000	0.0009	(2)	0.0022		(0.0031	)(7)	1.0000	0.31%

The accompanying notes are an integral part of the financial statements.

2020 Annual Report

October 31, 2020

Financial Highlights (cont'd)

	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Before Waivers/ Reimbursement)	Ratio of Net Investment Income to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets (Before Waivers/ Reimbursement)	Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets
Tax-Exempt Portfolio:
Institutional Class
Year Ended 10/31/20	$366,440	0.15%		0.29%	0.63%		0.49%	N/A
Year Ended 10/31/19	612,147	0.15%		0.27%	1.40%		1.28%	N/A
Year Ended 10/31/18	491,714	0.18%		0.33%	1.18%		1.03%	N/A
Year Ended 10/31/17	144,208	0.18%		0.51%	0.59%		0.26%	N/A
Year Ended 10/31/16(1)	59,273	0.11	%(6)	0.48%	0.18	%(6)	(0.19)%	0.00	%(5)
Institutional Select Class
Year Ended 10/31/20	$51	0.18	%(4)	0.34%	0.59%		0.43%	N/A
Year Ended 10/31/19	50	0.20	%(4)	0.32%	1.35%		1.23%	N/A
Year Ended 10/31/18	50	0.23	%(4)	0.38%	1.13%		0.98%	N/A
Year Ended 10/31/17	50	0.23	%(4)	0.56%	0.54%		0.21%	N/A
Year Ended 10/31/16(1)	50	0.14	%(4)(6)	0.53%	0.15	%(6)	(0.24)%	0.00	%(5)
Cash Management Class
Year Ended 10/31/20	$4,816	0.25	%(4)	0.44%	0.53%		0.34%	N/A
Year Ended 10/31/19	7,435	0.30	%(4)	0.42%	1.25%		1.13%	N/A
Year Ended 10/31/18	11,805	0.33	%(4)	0.48%	1.03%		0.88%	N/A
Year Ended 10/31/17	20,776	0.33	%(4)	0.66%	0.44%		0.11%	N/A
Year Ended 10/31/16(1)	30,694	0.20	%(4)(6)	0.63%	0.09	%(6)	(0.34)%	0.00	%(5)

The accompanying notes are an integral part of the financial statements.

2020 Annual Report

October 31, 2020

Notes to Financial Highlights

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of the Fund. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income (Loss) to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income (loss).

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.0005 per share.

(4)  Ratios of Expenses to Average Net Assets before and after Maximum Expense Ratios may vary among share classes by more or less than the administration plan, service and shareholder administration plan, distribution plan and/or shareholder services plan (the "plans") fees due to either (1) fluctuations in daily net asset amounts, (2) changes in the plans' fees during the period for each share class, (3) changes in the Funds' expense cap during the year, (4) waivers to the plans' fees for each share class, or (5) a combination of the previous points.

(5)  Amount is less than 0.005%.

(6)  The Ratio of Expenses and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Includes paid-in-capital distribution of $0.0022.

(8)  Not annualized.

(9)  Annualized.

The accompanying notes are an integral part of the financial statements.

2020 Annual Report

October 31, 2020

Notes to Financial Statements

Morgan Stanley Institutional Liquidity Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a Massachusetts business trust. The Trust is comprised of seven separate, active, diversified portfolios (individually referred to as a "Fund", collectively as the "Funds"). The Trust offers up to eight different classes of shares for certain Funds. Each Fund offers the Institutional Class, Institutional Select Class, Investor Class, Administrative Class, Advisory Class, Participant Class and Cash Management Class and the Select Class is only offered to Government, Treasury and Treasury Securities Portfolios. The Trust applies investment company accounting and reporting guidance. All classes of shares have identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares), dividend, liquidation and other rights.

The Investor Class and Administrative Class were fully redeemed during the month of October 2016 from the ESG Money Market Portfolio, Prime Portfolio and Tax-Exempt Portfolio and there were no shares outstanding as of October 31, 2020. In addition, during the month of October 2016, the Participant Class was fully redeemed from the Prime Portfolio and Tax-Exempt Portfolio and there were no shares outstanding as of October 31, 2020. During the month of November 2016, the Advisory Class was fully redeemed from the Tax-Exempt Portfolio and there were no shares outstanding as of October 31, 2020. Accordingly, no financial highlights have been presented for these classes.

ESG Money Market, Prime and Tax-Exempt Portfolios operate as "institutional money market funds," which require these Funds to have a floating NAV, rounded to the fourth decimal place. In addition, these Funds are permitted to impose a liquidity fee on redemptions or temporarily restrict redemptions if weekly liquid assets fall below required regulatory thresholds. These changes may affect the investment strategies, performance and operating expenses of these Funds. Government, Government Securities, Treasury and Treasury Securities Portfolios operate as "government money market funds," which allow these Funds to continue to seek a stable NAV. These Funds will not impose a liquidity fee or temporarily suspend redemptions in the event that weekly liquid assets fall below specified regulatory thresholds.

For detailed descriptions of the investment objectives of each of the Funds and other related information, please refer to the prospectuses of the Trust. Generally, the investment objective of the Funds is to seek preservation of capital, daily liquidity and maximum current income (exempt from federal income tax in the case of Tax-Exempt Portfolio).

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Trust in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

In March 2020, the Financial Accounting Standards Board ("FASB") issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting ("ASU 2020-04"), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate ("LIBOR") and other IBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the Fund's investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.

1.  Security Valuation: (1) Government, Government Securities, Treasury and Treasury Securities: Portfolio securities are valued at amortized cost which approximates fair value, in accordance with Rule 2a-7 under the Act. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity; (2) ESG Money Market, Prime and Tax-Exempt: Portfolio securities are valued by an outside pricing service/vendor approved by the Trust's Board of Trustees (the "Trustees"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics; and (3) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the price is not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures, established by and under the general supervision of the Trustees.

The Trustees have responsibility for determining in good faith the fair value of the investments, and the Trustees may appoint others, such as the Trust's Adviser or a valuation committee, to assist the Trustees in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the

2020 Annual Report

October 31, 2020

Notes to Financial Statements (cont'd)

Trust's Adviser has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Trust's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Trust to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Repurchase Agreements: Certain Funds may enter into repurchase agreements under which a Fund lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank, as custodian for the Trust, takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Funds, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

Certain Funds may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the Trust's custodian for investment companies advised by the Trust's Adviser. The Fund will participate on a pro-rata basis with the other investment companies in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Certain Fund's repurchase agreements are subject to Master Repurchase Agreements which are agreements between the Fund and its counterparties that typically include provisions which provide for the net settlement of all transactions and collateral with the Trust, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statements of Assets and Liabilities are not net settlement amounts but gross. As indicated on the Portfolio of Investments, the cash or securities to be repurchased exceeds the repurchase price to be paid under the repurchase agreement reducing the net settlement amount to zero.

3.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

2020 Annual Report

October 31, 2020

Notes to Financial Statements (cont'd)

The following is a summary of the inputs used to value each Fund's investments as of October 31, 2020:

ESG Money Market Portfolio

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Certificates of Deposit	$—	$471,466	$—	$471,466
Commercial Paper	—	965,326	—	965,326
Corporate Bonds	—	119,559	—	119,559
Floating Rate Notes	—	364,904	—	364,904
Repurchase Agreements	—	1,713,000	—	1,713,000
Time Deposits	—	490,000	—	490,000
U.S. Treasury Security	—	24,999	—	24,999
Total Assets	$—	$4,149,254	$—	$4,149,254

Prime Portfolio

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Certificates of Deposit	$—	$2,762,188	$—	$2,762,188
Commercial Paper	—	6,135,823	—	6,135,823
Corporate Bonds	—	713,843	—	713,843
Floating Rate Notes	—	1,635,752	—	1,635,752
Repurchase Agreements	—	5,094,000	—	5,094,000
Time Deposits	—	3,684,500	—	3,684,500
U.S. Treasury Securities	—	224,981	—	224,981
Total Assets	$—	$20,251,087	$—	$20,251,087

Government Portfolio

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Repurchase Agreements	$—	$32,138,794	$—	$32,138,794
U.S. Agency Securities	—	20,859,095	—	20,859,095
U.S. Treasury Securities	—	38,670,388	—	38,670,388
Total Assets	$—	$91,668,277	$—	$91,668,277

Government Securities Portfolio

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
U.S. Agency Securities	$—	$2,145,939	$—	$2,145,939
U.S. Treasury Securities	—	4,961,236	—	4,961,236
Total Assets	$—	$7,107,175	$—	$7,107,175

Treasury Portfolio

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Repurchase Agreements	$—	$9,785,002	$—	$9,785,002
U.S. Treasury Securities	—	25,045,358	—	25,045,358
Total Assets	$—	$34,830,360	$—	$34,830,360

Treasury Securities Portfolio

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
U.S. Treasury Securities	$—	$50,961,209	$—	$50,961,209
Total Assets	$—	$50,961,209	$—	$50,961,209

Tax-Exempt Portfolio

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Tax-Exempt Instruments
Weekly Variable Rate Bonds	$—	$189,104	$—	$189,104
Daily Variable Rate Bonds	—	121,450	—	121,450
Municipal Bonds & Notes	—	24,694	—	24,694
Closed-End Investment Companies	—	19,200	—	19,200
Commercial Paper	—	13,698	—	13,698
Floating Rate Notes	—	9,993	—	9,993
Total Assets	$—	$378,139	$—	$378,139

2020 Annual Report

October 31, 2020

Notes to Financial Statements (cont'd)

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

4.  When-Issued/Delayed Delivery Securities: Certain Funds purchase and sell when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery date. Payment and delivery for when-issued and delayed delivery securities can take place a month or more after the date of the transaction. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, securities are available for collateral in an amount at least equal in value to the Fund's commitments to purchase such securities. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Fund.

5.  Indemnifications: The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Dividends and Distributions to Shareholders: Dividends are accrued and declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Trust can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Trust with advisory services under the terms of an Investment Advisory Agreement, paid monthly, at the annual rates of the average daily net assets indicated below:

Fund	Advisory Fees
ESG Money Market	0.15%
Prime	0.15
Government	0.15
Government Securities	0.15
Treasury	0.15
Treasury Securities	0.15
Tax-Exempt	0.15

The Adviser has agreed to reduce its advisory fees, its administration fees and/or reimburse each Fund so that total annual operating expenses of each share class, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed the maximum expense ratios:

	Maximum Expense Ratios
Class	ESG Money Market	Prime	Government	Government Securities
Institutional Class	0.20%	0.20%	0.20%	0.20%
Institutional Select Class	0.25	0.25	0.25	0.25
Investor Class	0.30	0.30	0.30	0.30
Administrative Class	0.35	0.35	0.35	0.35
Advisory Class	0.45	0.45	0.45	0.45
Participant Class	0.70	0.70	0.70	0.45
Cash Management Class	0.35	0.35	0.35	0.35
Select Class	—	—	1.00	—
	Maximum Expense Ratios
Class	Treasury	Treasury Securities	Tax- Exempt
Institutional Class	0.20%	0.20%	0.20%
Institutional Select Class	0.25	0.25	0.25
Investor Class	0.30	0.30	0.30
Administrative Class	0.35	0.35	0.35
Advisory Class	0.45	0.45	0.45
Participant Class	0.70	0.70	0.70
Cash Management Class	0.35	0.35	0.35
Select Class	1.00	1.00	—

The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Funds' prospectus or until such time as the Trustees act to discontinue all or a portion of such waivers and/or expense reimbursements when they deem such action is appropriate. In addition, the Adviser may make additional voluntary fee waivers and/or expense reimbursements. The ratios of expenses to average net assets disclosed in the Funds' Financial Highlights may be lower than the maximum expense ratios due to these additional fee waivers and/or expense reimbursements. The Adviser may also waive additional advisory fees and/or reimburse expenses to enable a Fund to maintain a minimum level of daily net investment income. For the year ended October 31, 2020, the

2020 Annual Report

October 31, 2020

Notes to Financial Statements (cont'd)

Funds had advisory fees waived and/or certain expenses reimbursed as follows:

Fund	Advisory Fees Waived and/or Reimbursed (000)
ESG Money Market	$3,173
Prime	12,691
Government	29,887
Government Securities	1,892
Treasury	5,625
Treasury Securities	9,074
Tax-Exempt	671

C. Administration Fees: The Adviser also serves as Administrator to the Trust and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.05% of each Fund's average daily net assets (without giving effect to any fee waivers). Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Trust. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Trust.

The Administrator has agreed to reduce its administration fees to enable a Fund to maintain a minimum level of daily net investment income.

For the year ended October 31, 2020, the Funds had administration fees waived as follows:

Fund	Administration Fees Waived (000)
ESG Money Market	$65
Prime	198
Tax-Exempt	36

D. Administration Plan, Service and Shareholder Administration Plan, Distribution Plan and Shareholder Services Plan Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the distributor of the Trust.

The Trust has entered into an Administration Plan with respect to its Institutional Select Class, Investor Class and Administrative Class shares pursuant to which each class of shares will pay the Distributor a monthly fee at an annual rate of up to 0.05%, 0.10% and 0.15%, of the average daily net assets of each such class of shares, respectively, to compensate certain financial intermediaries who provide administrative services to shareholders.

The Trust has also entered into a Service and Shareholder Administration Plan with respect to its Advisory Class shares pursuant to which its Advisory Class shares pays the

Distributor a monthly fee at an annual rate of up to 0.25% of the average daily net assets of such class of shares, to compensate certain financial intermediaries who provide administrative services, personal and account maintenance services to shareholders.

The Trust has also entered into a Distribution Plan with respect to its Participant Class, Cash Management Class and Select Class shares pursuant to which each class of shares will pay the Distributor a monthly distribution fee at an annual rate of up to 0.25%, 0.10% and 0.55% of the average daily net assets of such class of shares, respectively, to compensate certain service organizations for providing distribution related services to the Trust. The Distributor has agreed to waive for at least one year the distribution fee on the Participant Class of the Government Securities Portfolio to the extent it exceeds 0.10% of the average daily net assets on an annualized basis. For the year ended October 31, 2020, this waiver amounted to approximately $6,602,000.

The Trust has also entered into a Shareholder Services Plan with respect to its Participant Class, Cash Management Class and Select Class shares pursuant to which each class of shares will pay the Distributor a monthly service fee at an annual rate of up to 0.25%, 0.05% and 0.25% of the average daily net assets of each such class of shares, respectively, to compensate service organizations for providing administrative services to shareholders. The Distributor has agreed to waive for at least one year the shareholder service fee on the Participant Class of the Government Securities Portfolio to the extent it exceeds 0.15% of the average daily net assets on an annualized basis. For the year ended October 31, 2020, this waiver amounted to approximately $4,402,000.

The Distributor has agreed to reduce its distribution fees to enable a Fund to maintain a minimum level of daily net investment income for any class of shares in a Fund. For the year ended October 31, 2020, the Government Securities Participant Class waiver amounted to approximately $6,108,000.

E. Dividend Disbursing and Transfer/Co-Transfer Agent: The Trust's Dividend Disbursing and Transfer Agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Trust pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Trust.

Morgan Stanley Services Company Inc. serves as Co-Transfer Agent and provides certain transfer agency services without compensation to the Trust with respect to certain direct transactions with the Trust.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Trust in accordance with a Custodian Agreement. The Custodian holds cash, securities and other

2020 Annual Report

October 31, 2020

Notes to Financial Statements (cont'd)

assets of the Trust as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Federal Income Taxes: It is each Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

FASB ASC 740-10 "Income Taxes — Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statements of Operations. The Funds file tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended October 31, 2020 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2020 and 2019 was as follows:

	2020 Distributions Paid From:			2019 Distributions Paid From:
Fund	Ordinary Income (000)	Tax- Exempt Income (000)	Paid-in- Capital (000)	Ordinary Income (000)	Tax- Exempt Income (000)	Paid-in- Capital (000)
ESG Money Market	$32,296	$—	$—	$65,315	$—	$—
Prime	135,624	—	—	252,088	—	—
Government	412,036	—	—	1,227,717	—	—
Government Securities	17,213	—	—	58,983	—	—
Treasury	102,639	—	—	361,632	—	—
Treasury Securities	166,232	—	—	463,310	—	—
Tax-Exempt	13	3,150	20	—	8,108	—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of distribution payable and/or deferred compensation.

Permanent differences are due to return of capital distributions. These resulted in the following reclassifications among the Funds' components of net assets at October 31, 2020:

Fund	Total Distributable Earnings (Accumulated Loss) (000)	Paid-in-Capital (000)
Tax-Exempt	$20	$(20)

At October 31, 2020 the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income (000)	Tax- Exempt Income (000)	Undistributed Long-term Capital Gain (000)
ESG Money Market	$1,168	$—	$—
Prime	5,921	—	—
Government	3,020	—	—
Government Securities	892	—	1
Treasury	1,145	—	—
Treasury Securities	1,112	—	—
Tax-Exempt	—	—	—

At October 31, 2020, the following Funds had available for federal income tax purposes unused short-term and/or long-term capital losses that do not have an expiration date:

Fund	Short-term Losses (No Expiration) (000)	Long-term Losses (No Expiration) (000)
ESG Money Market	$1,367	$—
Prime	17,109	—
Government	862	380
Treasury	1,317	252
Treasury Securities	820	357

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Funds for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

During the year ended October 31, 2020, the following Funds utilized capital loss carryforwards for U.S. federal income tax purposes of approximately:

Fund	Capital Loss Carryforward Utilized (000)
Government	$1,369
Government Securities	26
Treasury	211
Treasury Securities	670

H. Transactions with Affiliates: The Funds are permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Trustees in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market

2020 Annual Report

October 31, 2020

Notes to Financial Statements (cont'd)

price in compliance with provisions of the Rule. For the year ended October 31, 2020, Tax-Exempt Portfolio engaged in cross-trade purchases of approximately $16,600,000 and sales of approximately $ 26,950,000, which resulted in no net realized gains or losses.

The Trust has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Funds.

I. Other: At October 31, 2020, certain Funds had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on these Funds. These Funds and the aggregate percentage of such owners were as follows:

Fund	Percentage of Ownership
ESG Money Market	69.3%
Prime	28.4
Government	38.3
Government Securities	93.6
Treasury	53.2
Treasury Securities	50.4
Tax-Exempt	88.0

J. Market Risk: Certain impacts to public health conditions particular to the coronavirus (COVID-19) outbreak could impact the operations and financial performance of certain of the Fund's investments. The extent of the impact to the financial performance of the Fund's investments will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted. If the financial performance of the Fund's investments is impacted because of these factors for an extended period, the Fund's investment results may be adversely affected.

K. LIBOR Risk: The Fund's investments, payment obligations and financing terms may be based on floating rates, such as London Interbank Offer Rate ("LIBOR"), Euro Interbank Offered Rate and other similar types of reference rates (each, a "Reference Rate"). These Reference Rates are generally intended to represent the rate at which contributing banks may obtain short-term borrowings from each other within certain financial markets. On July 27, 2017, the Chief Executive of the UK Financial Conduct Authority ("FCA"), which regulates LIBOR, announced that the FCA will no longer persuade nor require banks to submit rates for the calculation of LIBOR and certain other Reference Rates after 2021. Such announcement indicates that the continuation of LIBOR and other Reference Rates on the current basis cannot and will not be guaranteed after the end of 2021. This announcement and any additional regulatory or market changes may have an adverse impact on the Fund or its investments.

In advance of 2022, regulators and market participants are currently engaged in identifying successor Reference Rates ("Alternative Reference Rates"). Additionally, prior to the end of 2021, it is expected that market participants will focus on the transition mechanisms by which the Reference Rates in existing contracts or instruments may be amended, whether through marketwide protocols, fallback contractual provisions, bespoke negotiations or amendments or otherwise. Nonetheless, the termination of certain Reference Rates presents risks to the Fund. At this time, it is not possible to completely identify or predict the effect of any such changes, any establishment of Alternative Reference Rates or any other reforms to Reference Rates that may be enacted in the UK or elsewhere. The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for or value of any securities or payments linked to those Reference Rates and other financial obligations held by the Fund or on its overall financial condition or results of operations.

2020 Annual Report

October 31, 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Liquidity Funds:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Morgan Stanley Institutional Liquidity Funds (the "Trust") (comprising, ESG Money Market Portfolio, Prime Portfolio, Government Portfolio, Government Securities Portfolio, Treasury Portfolio, Treasury Securities Portfolio, and Tax-Exempt Portfolio) (collectively referred to as the "Funds"), including the portfolios of investments, as of October 31, 2020, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising Morgan Stanley Institutional Liquidity Funds at October 31, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.

Boston, Massachusetts
December 23, 2020

2020 Annual Report

October 31, 2020

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Administrator under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Funds. (The Adviser and Administrator together are referred to as the "Adviser" and the advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as prepared by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Funds. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Funds and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Funds

The Board reviewed the performance, fees and expenses of the Funds compared to their peers, as prepared by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Funds. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2019, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel.

Performance

The Board noted that the performances of the ESG Money Market, Prime, Government, Government Securities, Tax-Exempt, Treasury and Treasury Securities Portfolios were better than their peer group averages for the one-, three- and five-year periods.

Performance Conclusions

With respect to all of the Funds, after discussion, the Board concluded that performance was competitive with their peer group averages.

Fees and Expenses

The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for the Funds relative to comparable funds and/or other accounts advised by the Adviser and/or compared to their peers as prepared by Broadridge. In addition to the management fee, the Board also reviewed the Funds' total expense ratios. When a fund's management fee and/or its total expense ratio are higher than its peers, the Board and the Adviser discuss the reasons for this and, where appropriate, they discuss possible waivers and/or caps.

The Board noted that, for the ESG Money Market Portfolio, the management fee was higher than but close to its peer group average and the total expense ratio was lower than its peer group average.

The Board noted that, for the Prime Portfolio, the contractual management fee was higher than its peer group average, the actual management fee was higher than but close to its peer group average, and the total expense ratio was lower than its peer group average.

The Board noted that, for the Government Portfolio, the management fee was higher than its peer group average and the total expense ratio was higher than but close to its peer group average.

2020 Annual Report

October 31, 2020

Investment Advisory Agreement Approval (unaudited) (cont'd)

The Board noted that, for the Government Securities Portfolio, the contractual management fee was higher than but close to its peer group average and the actual management fee and total expense ratio were higher than its peer group averages.

The Board noted that, for the Tax-Exempt Portfolio, the management fee and total expense ratio were lower than its peer group averages.

The Board noted that, for the Treasury Portfolio, the management fee was higher than its peer group average and the total expense ratio was higher than but close to its peer group average.

The Board noted that, for the Treasury Securities Portfolio, the management fee and the total expense ratio were higher than its peer group averages.

Fee and Expense Conclusion

With respect to the Government and Treasury Portfolios, after discussion, the Board concluded that the management fees were acceptable and the total expense ratios were competitive with their peer group averages.

With respect to the ESG Money Market, Prime, and Tax-Exempt Portfolios, after discussion, the Board concluded that the management fees and total expense ratios were competitive with their peer group averages.

With respect to the Government Securities and Treasury Securities Portfolios, after discussion, the Board concluded that the management fees and total expense ratios were acceptable.

Economies of Scale

The Board considered the size and growth prospects of the Funds and how that relates to the Funds' total expense ratios and particularly the Funds' management fee rates (which for all the Funds do not include breakpoints). In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Funds and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of each Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Funds and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Funds and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Funds and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Funds and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Funds' operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Funds to continue their relationship with the Adviser.

2020 Annual Report

October 31, 2020

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Funds' Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Funds' business.

As part of the Board's review, the Board received information from management on the impact of COVID-19 on the firm generally and the Adviser and the Funds in particular including, among other information, the pandemic's current and expected impact on the Funds' performance and operations.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of each Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

2020 Annual Report

October 31, 2020

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by each applicable Fund during the taxable year ended October 31, 2020.

Each of the applicable Funds designated the following percentages of its income dividends as tax-exempt dividends:

Fund	Tax-Exempt Percentage
Tax-Exempt	99.94%

For federal income tax purposes, the following information is furnished with respect to the earnings of each applicable Fund for the taxable year ended October 31, 2020.

Each of the applicable Funds may designate up to a maximum of the following amounts as qualifying as interest-related dividends and short-term capital gain dividends:

Fund	Interest Related Dividends	Short-Term Capital Gain Dividends
ESG Money Market	$32,296,455	$—
Prime	135,623,182	—
Government	412,037,978	—
Government Securities	17,212,568	—
Treasury	102,639,103	—
Treasury Securities	166,232,412	—
Tax-Exempt	3,163,200	—

In January, each applicable Fund provides tax information to shareholders for the preceding calendar year.

2020 Annual Report

October 31, 2020

Privacy Notice (unaudited)  April 2019

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

Questions?  Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

2020 Annual Report

October 31, 2020

Privacy Notice (unaudited) (cont'd)  April 2019

Who we are

Who is providing this notice?	Morgan Stanley Investment Management, Inc. and its affiliated registered investment advisers, registered broker-dealers, and registered and unregistered funds ("MSIM")

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates' everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ■ MSIM doesn't jointly market

Other Important Information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

2020 Annual Report

October 31, 2020

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year 1944	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub- Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				86

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various non-profit organizations; Formerly, Director of BP p.l.c. (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year 1953	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	86	Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year 1955	Trustee	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	87

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

2020 Annual Report

October 31, 2020

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year 1957	Trustee	Since January 2015	Chairman, Opus Capital Group (since January 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	87

Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Cincinnati Bell Inc. and Member, Audit Committee and Governance and Nominating Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008); Member, Service Provider Committee (2005-2008) and Director of Best Transport (2006-2019).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002 Birth Year 1949	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	86	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year 1942	Trustee	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); Director, Rubicorn Investments (since February 2019); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	87	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

2020 Annual Report

October 31, 2020

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year 1958	Trustee	Since August 2006

Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				86	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year 1960	Trustee	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	87	None.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year 1947	Chair of the Board and Trustee	Chair of the Boards since August 2020 and Trustee since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Chairperson of the Governance Committee; Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	86	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2019) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

2020 Annual Report

October 31, 2020

Trustee and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Public Markets Product Development (since 2006).

Timothy J. Knierim 522 Fifth Avenue New York, NY 10036 Birth Year 1959	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 522 Fifth Avenue New York, NY 10036 Birth Year 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Co-Transfer Agent

Morgan Stanley Services Company, Inc.
522 Fifth Avenue
New York, New York 10036

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/liquidityshareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. However, the holdings for each money market fund are posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

The Trust's Statement of Additional Information contains additional information about the Trust, including its Trustees. It is available, without charge, by calling toll free at 1 (888) 378-1630.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Trust's Proxy Voting Policy and Procedures and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (888) 378-1630 or by visiting our website at www.morganstanley.com/im/liquidityshareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Liquidity Funds, which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/liquidityshareholderreports or call toll free 1 (888) 378-1630.

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2020 Morgan Stanley. Morgan Stanley Distribution, Inc.

MSILFANN
3327545 EXP 12.31.21

Item 2. Code of Ethics.

(a)       The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)       No information need be disclosed pursuant to this paragraph.

(c)       Not applicable.

(d)       Not applicable.

(e)       Not applicable.

(f)

(1)       The registrant’s Code of Ethics is attached hereto as Exhibit 13 A.

(2)       Not applicable.

(3)       Not applicable.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert" serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:

2020

	Registrant		Covered Entities(1)
Audit Fees	$238,147		N/A

Non-Audit Fees
Audit-Related Fees	$—	(2)	$—	(2)
Tax Fees		$(3)	$306,320	(4)
All Other Fees	$—		$30,000	(5)
Total Non-Audit Fees	$—		$336,320

Total	$238,147		$336,320

2019

	Registrant		Covered Entities(1)
Audit Fees	$238,147		N/A

Non-Audit Fees
Audit-Related Fees	$—	(2)	$—	(2)
Tax Fees	$25,116	(3)	$507,296	(4)
All Other Fees	$—		$144,110	(5)
Total Non-Audit Fees	$25,116		$651,406

Total	$263,263		$651,406

N/A- Not applicable, as not required by Item 4.

(1)	Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.
(2)	Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities' and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.
(3)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.
(4)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities' tax returns.
(5)	All other fees represent project management for future business applications and improving business and operational processes.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004 AND JUNE 12 AND 13, 20193

1.	Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

3        This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

2.	Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.	Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix A. All other Audit services not listed in Appendix A must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-CEN and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix A. All other Audit-related services not listed in Appendix A must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.	Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix A. All Tax services in Appendix A must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.	All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix A. Permissible All Other services not listed in Appendix A must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.	Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.	Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Principal Financial and Accounting Officer and must include a detailed description of the services to be rendered. The Fund’s Principal Financial and Accounting Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee or Chairperson of the Audit Committee will be submitted to the Audit Committee by the Fund's Principal Financial and Accounting Officer, who, after consultation with the Independent Auditors, will discuss whether, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Principal Financial and Accounting Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund’s Principal Financial and Accounting Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Fund’s Principal Financial and Accounting Officer and management will immediately report to the Chairperson of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Principal Financial and Accounting Officer or any member of management.

9.	Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with the PCAOB’s Ethics and Independence Rule 3526, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.	Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:

Morgan Stanley Funds

Morgan Stanley & Co. LLC

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley Services Company, Inc.

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

Morgan Stanley Smith Barney LLC

Morgan Stanley Capital Management LLC

Morgan Stanley Asia Limited

Morgan Stanley Services Group

(e)(2) Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f) Not applicable.

(g) See table above.

(h) The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors' independence in performing audit services.

APPENDIX A

Pre-Approved Audit Services

Service Range of Fees
	The Fund(s)	Covered Entities
Statutory audits or financial audits for the Funds	For a complete list of fees, please contact the legal department **	N/A
Services associated with SEC registration statements (including new fund filings/seed audits), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end fund offerings, consents), and assistance in responding to SEC comment letters	*	*
Consultations by the Fund’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard setting bodies (Note: Under SEC rules, some consultations may be “audit related” services rather than “audit” services)	*	*

Pre-Approved Audit-Related Services

Service Range of Fees
	The Fund(s)	Covered Entities
Attest procedures not required by statute or regulation	*	*
Due diligence services pertaining to potential fund mergers	*	*
Consultations by the Fund’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be “audit” services rather than “audit-related” services)	*	*
General assistance with implementation of the requirements of SEC rules or listing standards promulgated pursuant to the Sarbanes-Oxley Act	*	*

Pre-Approved Tax Services

Service Range of Fees
	The Fund(s)	Covered Entities
U.S. federal, state and local tax planning and advice	*	*
U.S. federal, state and local tax compliance	*	*
International tax planning and advice	*	*
International tax compliance	*	*
Review/preparation of federal, state, local and international income, franchise, and other tax returns	$400,000 PwC	N/A

Identification of Passive Foreign Investment Companies PwC ITV Tool – assist in determining which Fund holdings have foreign capital gains tax exposure	$150,000 PwC $125,000 PwC	* *
Foreign Tax Services - Preparation of local foreign tax returns and assistance with local tax compliance issues (including maintenance of transaction schedules, assistance in periodic tax remittances, tax registration, representing funds before foreign revenue authorities and assistance with assessment orders)	$500,000 PwC/EY	*
Assistance with tax audits and appeals before the IRS and similar state, local and foreign agencies	*	*
Tax advice and assistance regarding statutory, regulatory or administrative developments (e.g., excise tax reviews, evaluation of Fund’s tax compliance function)	*	*

Pre-Approved All Other Services

Service Range of Fees
	The Fund(s)	Covered Entities
Risk management advisory services, e.g., assessment and testing of security infrastructure controls	*	*

*Aggregate fees related to the pre-approved services will be limited to 10% of the 2020/2021 annual fees for audit and tax services (see fee schedule distributed by the Auditors).

** Audit and tax services for new funds/portfolios will be subject to the maximum audit and tax fee for a fund/portfolio on fee schedule distributed by the Auditors.

Prohibited Non-Audit Services

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client
•	Financial information systems design and implementation
•	Appraisal or valuation services, fairness opinions or contribution-in-kind reports
•	Actuarial services
•	Internal audit outsourcing services

•	Management functions
•	Human resources
•	Broker-dealer, investment adviser or investment banking services
•	Legal services
•	Expert services unrelated to the audit

Item 5. Audit Committee of Listed Registrants.

(a) The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:

Joseph J. Kearns, Jakki L. Haussler, Michael F. Klein and W. Allen Reed.

(b) Not applicable.

Item 6. Schedule of Investments

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominee to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

Item 11. Controls and Procedures

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed End Management Investment Companies.

Not Applicable

Item 13. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as part of EX-99.CERT.

(c) Section 906 Certification

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Institutional Liquidity Funds

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
December 17, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
December 17, 2020

/s/ Francis Smith
Francis Smith
Principal Financial Officer
December 17, 2020